UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07239
Name of Registrant:	Vanguard Horizon Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: September 30
Date of reporting period: October 1, 2015 – September 30, 2016
Item 1: Reports to Shareholders

Annual Report | September 30, 2016

Vanguard Strategic Equity Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisor’s Report.	6
Fund Profile.	9
Performance Summary.	10
Financial Statements.	12
Your Fund’s After-Tax Returns.	27
About Your Fund’s Expenses.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard Strategic Equity Fund returned nearly 11% for the 12 months ended September 30, 2016. It lagged its benchmark, the MSCI US Small + Mid Cap 2200 Index, by about 4 percentage points. The fund also trailed its peer-group average.

• Information technology and real estate companies were among the fund’s strongest performers. Energy and consumer staples were among the sectors that detracted most from the fund’s relative performance.

• Effective September 1, most real estate investment trusts were moved out of the financial sector and into a new real estate sector, the 11th in the fund’s benchmark.

• Over the ten years ended September 30, 2016, the fund’s average annual return was about a percentage point below its benchmark but higher than the average of its peer group.

Total Returns: Fiscal Year Ended September 30, 2016
Total
Returns
Vanguard Strategic Equity Fund	10.62%
MSCI US Small + Mid Cap 2200 Index	14.54
Mid-Cap Core Funds Average	11.26
Mid-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Ten Years Ended September 30, 2016
Average
Annual Return
Strategic Equity Fund	7.36%
MSCI US Small + Mid Cap 2200 Index	8.37
Mid-Cap Core Funds Average	7.03
Mid-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Strategic Equity Fund	0.21%	1.18%

The fund expense ratio shown is from the prospectus dated January 28, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2016, the fund’s expense ratio was 0.18%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Mid-Cap Core Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

If you think you’ve had reason to feel uneasy about the investment environment lately, you’re not imagining things. In just the past few months, we’ve seen economic uncertainty, intense political polarization, and super-low bond yields. Yet at the same time, the stock market kept pushing higher.

In this confusing and sometimes contradictory climate, you may be asking yourself a question that I hear often: How do I make sense of all this, keep investing, and still get a good night’s sleep?

As with any problem, there are multiple ways to go at it. But there’s one approach in particular that is simple, straightforward, and nearly foolproof: Save more money. Not only can saving more give you a greater sense of control over your investment plan, it can help compensate for long-term returns that, in our estimation, could fall short of historical averages.

I love the way one of our investment pros put it. Fran Kinniry this summer told The Wall Street Journal, “Investing is always a partnership between you and the markets.” He explained that the markets carried more than their fair share of the weight for a couple of decades, through the 1990s, providing outsized returns that made the investor’s half of the partnership relatively light work. “But now you are going to have to be the majority partner.”

Sobering? Sure. Hopeless? Definitely not.

3

Over the 12 months since last September, U.S. stocks returned 15%, though the rise has not been a one-way ticket straight up. International markets have also posted strong returns, but lower than those of the broad U.S. market. The decision by United Kingdom voters in June to exit the European Union came as a surprise but caused market heartburn for only a few days.

In fixed income, yields remained extremely low—about 1.60% on the 10-year U.S. Treasury note at the end of September, after dipping below 1.40% over the summer. And bond yields in some international markets were negative.

Even this relatively small window of time illustrates a truism of the financial markets: There will always be segments that perform well and others that don’t. Saving more saves you from trying to control the uncontrollable—how economies and the markets perform. And it keeps you in control of one of the most vital parts of your investment program.

Although the “save more” logic is easy to grasp, it’s not always easy to follow. Bills, illness, the loss of a job—these can affect any of us.

But whatever our circumstances, figuring out how to save more is worth the effort. It requires that we make difficult decisions to forgo some consumption today to increase the likelihood of consuming (or consuming more) in the future. This is the very heart of investing. Sacrifices are never fun, so consider carrying them out systematically and in doses that you

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	14.93%	10.78%	16.41%
Russell 2000 Index (Small-caps)	15.47	6.71	15.82
Russell 3000 Index (Broad U.S. market)	14.96	10.44	16.36
FTSE All-World ex US Index (International)	9.62	0.71	6.50

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	5.19%	4.03%	3.08%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	5.58	5.54	4.48
Citigroup Three-Month U.S. Treasury Bill Index	0.20	0.06	0.06

CPI
Consumer Price Index	1.46%	1.03%	1.25%

4

can be comfortable with—for instance, gradually getting up to the max in your IRA, or adding a percentage point or so to the amount you stash in your employer’s retirement plan. As a point of reference, we generally suggest that investors strive for a retirement savings rate of 12%–15%, including any employer contributions.

If you need more convincing about the wisdom of the “save more” course of action, it might be helpful to examine your alternatives. This list is by no means exhaustive, but it hits on a few of the big ones, and none are without risk.

• Reach for yield. With yields so low on many types of bonds, it’s tempting to find the corners of the fixed income market where payouts are juicier. But with the juice comes considerable risk. You need to be aware that you’d be taking on more risk—and how much more.

• Go all-in on a hot-performing asset class or fund. By now, you know better than that, right?

• Sit tight. This approach isn’t a terrible idea; it’s better than panicking and deciding to just “do something,” particularly if that means changing your approach in response to the market’s movements.

Here’s the inescapably challenging part of your partnership with the markets: In the short run, your “partner” is fickle, emotional, and wildly unpredictable. But in the long run, your partner is mostly rational and extremely helpful.

The best way to minimize your vulnerability to the market’s mood swings, and to maximize the benefit of your partner’s longer-term strengths, is to expect less and save more. Maybe the markets will deliver better-than-expected returns. Maybe they’ll be consistent with our more modest expectations. In either case, a higher savings rate can help put you in a better position to reach your goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 18, 2016

5

Advisor’s Report

For the fiscal year ended September 30, 2016, Vanguard Strategic Equity Fund returned 10.62%, underperforming the MSCI US Small + Midcap 2200 benchmark by 3.92 percentage points.

Overall, equities fared well during the period as the broad U.S. equity market (as measured by the MSCI US Investable Market 2500 Index) returned 15.04%. Large-capitalization stocks outpaced smaller-cap equities, and value-oriented equities outperformed growth stocks. The U.S. equity market performed even more strongly than international markets, which returned 6.52% (as measured by the MSCI EAFE Index). However, emerging markets continued to outperform developed economies. Within the benchmark, performance was positive across all sectors. Returns were best in materials, utilities, and information technology and weakest in consumer discretionary and financials. Returns also were strong in real estate, which became a separate sector on September 1.

Growth around the globe remained subdued. The U.S. economy grew at an annual rate of 1.4% in the second quarter of 2016 after growing 0.8% in the first quarter. The increase reflected positive contributions from personal consumption expenditures, exports, and nonresidential fixed investment; but negative contributions from private inventory investment and residential fixed investment weighed on the U.S. economy.

The International Monetary Fund estimated global growth to be 2.9% in the first half of 2016, slightly weaker than in the second half of 2015. Brexit is still unfolding, as the long-term arrangements between the United Kingdom and the European Union will be uncertain for some time.

There was also a partial recovery in commodity prices. After hitting a 10-year low in January, oil prices rallied by 50% to $45 per barrel in August, mostly because of production outages. Nonfuel commodity prices also increased, with metals and agricultural commodity prices rising by 12% and 9%.

Although it’s important to understand how overall performance is affected by the macro factors we’ve described, our approach to investing focuses on specific fundamentals—not technical analysis of stock price movements. We compare all stocks in our investment universe within the same industry group in order to identify those with characteristics that we believe will outperform over the long run.

To do this, we use a strict quantitative approach that systematically focuses on several key fundamental factors. We believe that attractive stocks exhibit five key characteristics: 1) high quality—

6

healthy balance sheets and steady cash-flow generation; 2) effective use of capital—sound investment policies that favor internal over external funding; 3) consistent earnings growth—ability to grow earnings year after year; 4) strong market sentiment—market confirmation of our view; and 5) reasonable valuation—we strive to avoid overpriced stocks.

Using these five themes, we generate a composite rank for all the stocks in our universe each day—seeking to capitalize on investor biases across the market. We then monitor our portfolio based on those rankings and adjust when appropriate to maximize expected returns while minimizing exposure to risks that our research indicates don’t improve returns (such as industry selection and other risks relative to our benchmark).

Our portfolio focuses on the attractive stocks from our model that we expect to exhibit future outperformance over time. However, as with any investment management process, there will be periods when our model doesn’t perform as expected. Unfortunately, over the annual period under review, the stocks that outperformed had characteristics that our model doesn’t pursue. While we’re disappointed with the performance results, it’s important to remind our investors that we maintain our commitment through different market environments to stocks that have solid fundamentals and that we believe will outperform in the long run.

During the fiscal year, the management decisions and valuation components of our model were the greatest positive contributors to performance. Growth and quality also contributed positively but the results were more modest. The sentiment component of the model detracted from performance. As a result, the model’s effectiveness was mixed over the period. We had strong stock selection results in two sectors, were relatively flat in one, and had negative results in eight benchmark sectors. Stock selection was most successful in information technology and real estate while mostly disappointing in energy and financials.

Among individual stocks, the largest contributors came from overweight positions in Advanced Micro Devices, Cirrus Logic, and Computer Sciences. Relative to the portfolio’s benchmark, we benefited from underweighting or avoiding poor performers such as Alliance Data Systems and Akamai Technologies.

Overweight positions in poorly performing Alon USA Energy, Western Refining, and Noble Corporation hurt performance. In addition, underweight positions in strongly

7

performing stocks, such as Marathon Oil and ONEOK, contributed to the fund’s underperformance relative to its benchmark.

We continue to believe that constructing a portfolio that focuses on the key fundamentals described above will benefit investors over the long term, while recognizing that risk can reward or punish us in the near term. We feel the fund offers a strong mix of stocks with attractive valuation and growth characteristics relative to its benchmark.

We thank you for your investment and look forward to the coming fiscal year.

Portfolio Managers:

Michael R. Roach, CFA

James P. Stetler, Principal

Binbin Guo, Principal, Head of Equity
Research and Portfolio Strategies

Vanguard Quantitative Equity Group

October 21, 2016

8

Strategic Equity Fund

Fund Profile
As of September 30, 2016

Portfolio Characteristics
			DJ
			U.S.
		MSCI US	Total
		Small +	Market
		Mid Cap	FA
	Fund	2200 Index	Index
Number of Stocks	398	2,155	3,850
Median Market Cap	$4.2B	$6.3B	$51.8B
Price/Earnings Ratio	17.0x	28.5x	23.7x
Price/Book Ratio	2.3x	2.5x	2.8x
Return on Equity	13.0%	12.7%	16.6%
Earnings Growth
Rate	13.0%	9.4%	7.6%
Dividend Yield	1.8%	1.6%	2.0%
Foreign Holdings	0.9%	0.0%	0.0%
Turnover Rate	74%	—	—
Ticker Symbol	VSEQX	—	—
Expense Ratio[1]	0.21%	—	—
30-Day SEC Yield	1.69%	—	—
Short-Term Reserves	-0.2%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		MSCI US	Total
		Small +	Market
		Mid Cap	FA
	Fund	2200 Index	Index
Consumer Discretionary	14.5%	14.3%	12.8%
Consumer Staples	4.5	4.6	8.7
Energy	5.2	5.1	6.7
Financials	13.5	13.6	13.3
Health Care	10.0	9.9	14.2
Industrials	14.3	14.4	10.3
Information Technology	16.4	16.5	20.7
Materials	6.3	6.2	3.3
Real Estate	9.2	9.3	4.3
Telecommunication
Services	0.9	0.9	2.4
Utilities	5.2	5.2	3.3

Volatility Measures
	MSCI US	DJ
	Small +	U.S. Total
	Mid Cap	Market
	2200 Index	FA Index
R-Squared	0.96	0.89
Beta	0.96	1.03
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Regions Financial Corp.	Regional Banks	1.0%
Entergy Corp.	Electric Utilities	1.0
CR Bard Inc.	Health Care
	Equipment	1.0
Best Buy Co. Inc.	Computer &
	Electronics Retail	1.0
Hologic Inc.	Health Care
	Equipment	0.9
FirstEnergy Corp.	Electric Utilities	0.9
Masco Corp.	Building Products	0.9
Advanced Micro Devices
Inc.	Semiconductors	0.9
Quintiles Transnational	Life Sciences Tools &
Holdings Inc.	Services	0.9
Computer Sciences	IT Consulting &
Corp.	Other Services	0.9
Top Ten		9.4%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 28, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2016, the expense ratio was 0.18%.

9

Strategic Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2006, Through September 30, 2016
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2016
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Strategic Equity Fund*	10.62%	18.17%	7.36%	$20,347
	MSCI US Small + Mid Cap 2200
••••••••	Index	14.54	16.81	8.37	22,336
– – – –	Mid-Cap Core Funds Average	11.26	14.47	7.03	19,725
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	14.93	16.30	7.49	20,592
Mid-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

10

Strategic Equity Fund

Fiscal-Year Total Returns (%): September 30, 2006, Through September 30, 2016

11

Strategic Equity Fund

Financial Statements

Statement of Net Assets
As of September 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (14.4%)
	Best Buy Co. Inc.	1,504,904	57,457
^	Nordstrom Inc.	1,032,044	53,542
	Darden Restaurants Inc.	857,763	52,598
*	Michael Kors Holdings
	Ltd.	1,061,120	49,650
^,*	Smith & Wesson
	Holding Corp.	1,793,357	47,685
	American Eagle
	Outfitters Inc.	2,654,720	47,413
	Leggett & Platt Inc.	1,026,048	46,767
	Big Lots Inc.	949,476	45,337
*	American Axle &
	Manufacturing Holdings
	Inc.	1,946,132	33,512
	Children’s Place Inc.	379,628	30,321
*	Boyd Gaming Corp.	1,489,775	29,468
	Cooper Tire & Rubber Co.	600,309	22,824
	PVH Corp.	193,600	21,393
	DR Horton Inc.	703,100	21,234
	Jack in the Box Inc.	213,790	20,511
	Brinker International Inc.	401,757	20,261
	Lear Corp.	152,024	18,428
*	MSG Networks Inc.	969,736	18,047
	News Corp. Class B	1,159,691	16,491
	World Wrestling
	Entertainment Inc.
	Class A	744,712	15,862
^	Regal Entertainment
	Group Class A	629,260	13,686
*	Express Inc.	999,936	11,789
	Whirlpool Corp.	64,392	10,442
*	Burlington Stores Inc.	126,356	10,237
	Wyndham Worldwide
	Corp.	147,088	9,903
*	Strayer Education Inc.	211,300	9,864
	Gannett Co. Inc.	783,075	9,115

*	Liberty SiriusXM Group
	Class A	261,506	8,886
	Hasbro Inc.	103,264	8,192
*	BJ’s Restaurants Inc.	227,600	8,091
	Abercrombie & Fitch Co.	500,273	7,949
	News Corp. Class A	534,272	7,469
	Bloomin’ Brands Inc.	397,106	6,846
	Sturm Ruger & Co. Inc.	104,874	6,058
	Caleres Inc.	210,665	5,328
*	Denny’s Corp.	468,600	5,009
	Rent-A-Center Inc.	371,405	4,695
*	Cooper-Standard Holding
	Inc.	47,000	4,644
	Barnes & Noble Inc.	383,397	4,332
	Kohl’s Corp.	98,700	4,318
*	Liberty SiriusXM Group
	Class C	128,100	4,280
*	Michaels Cos. Inc.	175,687	4,246
	AMC Entertainment
	Holdings Inc.	117,200	3,644
	Cato Corp. Class A	106,629	3,507
	Bob Evans Farms Inc.	88,900	3,405
*	Genesco Inc.	58,900	3,208
	Cheesecake Factory Inc.	52,473	2,627
*	Penn National Gaming Inc.	186,422	2,530
	Time Inc.	163,500	2,368
	Ethan Allen Interiors Inc.	65,862	2,060
^,*	Weight Watchers
	International Inc.	165,668	1,710
	TEGNA Inc.	71,500	1,563
	Callaway Golf Co.	119,800	1,391
*	Tile Shop Holdings Inc.	82,274	1,362
	Finish Line Inc. Class A	54,952	1,268
	Group 1 Automotive Inc.	19,809	1,265
	GNC Holdings Inc. Class A	60,343	1,232
*	Urban Outfitters Inc.	34,816	1,202
*	Murphy USA Inc.	16,731	1,194
			869,716

12

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
Consumer Staples (4.5%)
	Tyson Foods Inc. Class A	616,348	46,023
	Dean Foods Co.	2,608,390	42,777
^,*	Herbalife Ltd.	651,544	40,389
	JM Smucker Co.	210,300	28,504
	ConAgra Foods Inc.	590,047	27,797
*	SUPERVALU Inc.	3,823,723	19,080
	Fresh Del Monte
	Produce Inc.	173,633	10,401
	Ingredion Inc.	76,745	10,212
	Universal Corp.	133,700	7,784
	Ingles Markets Inc.
	Class A	153,751	6,079
^	Natural Health Trends
	Corp.	212,101	5,994
*	USANA Health Sciences
	Inc.	42,947	5,942
*	Post Holdings Inc.	63,000	4,862
	Energizer Holdings Inc.	90,980	4,545
^	Pilgrim’s Pride Corp.	142,974	3,020
^	Cal-Maine Foods Inc.	64,251	2,476
*	Central Garden & Pet Co.	47,500	1,235
^,*	Amplify Snack Brands Inc.	75,400	1,221
	Sanderson Farms Inc.	12,600	1,214
	SpartanNash Co.	41,900	1,212
			270,767
Energy (5.2%)
	Rowan Cos. plc Class A	3,421,037	51,863
^,*	Transocean Ltd.	4,311,575	45,961
	Ensco plc Class A	4,815,322	40,930
*	Newfield Exploration Co.	620,100	26,949
	Tesoro Corp.	337,732	26,870
^,*	Denbury Resources Inc.	5,403,400	17,453
	Energen Corp.	270,800	15,631
	Noble Corp. plc	2,388,418	15,143
^	Diamond Offshore
	Drilling Inc.	789,823	13,909
^,*	Sanchez Energy Corp.	1,214,656	10,737
	Plains GP Holdings LP
	Class A	792,920	10,260
*	Chesapeake Energy Corp.	1,529,347	9,589
*	Southwestern Energy Co.	353,300	4,890
*	Carrizo Oil & Gas Inc.	96,800	3,932
*	Unit Corp.	190,100	3,536
*	Enbridge Energy
	Management LLC	119,588	3,042
	Core Laboratories NV	26,907	3,022
^	Atwood Oceanics Inc.	270,076	2,347
*	McDermott International
	Inc.	457,000	2,290
*	Laredo Petroleum Inc.	165,100	2,130

*	Overseas Shipholding
	Group Inc. Class A	134,900	1,426
	Archrock Inc.	96,000	1,256
*	Renewable Energy Group
	Inc.	143,800	1,218
*	Northern Oil and Gas Inc.	438,200	1,174
			315,558
Financials (13.4%)
	Regions Financial Corp.	6,084,217	60,051
	MSCI Inc. Class A	632,921	53,127
	Navient Corp.	3,583,658	51,856
	Popular Inc.	1,295,007	49,495
	Assured Guaranty Ltd.	1,781,792	49,445
*	MGIC Investment Corp.	5,795,352	46,363
	Voya Financial Inc.	1,334,508	38,461
	Great Western Bancorp
	Inc.	974,116	32,458
	Unum Group	811,413	28,651
	Everest Re Group Ltd.	150,360	28,564
	Primerica Inc.	439,583	23,311
	Washington Federal Inc.	748,630	19,973
	Universal Insurance
	Holdings Inc.	787,134	19,836
	Cathay General Bancorp	639,880	19,696
	AmTrust Financial
	Services Inc.	724,202	19,430
	Aspen Insurance
	Holdings Ltd.	413,265	19,254
	Reinsurance Group of
	America Inc. Class A	169,845	18,333
*	World Acceptance Corp.	307,552	15,082
	Synovus Financial Corp.	460,141	14,968
	First American Financial
	Corp.	362,550	14,241
	Zions Bancorporation	388,300	12,045
	Huntington Bancshares
	Inc.	1,129,900	11,141
	Citizens Financial Group
	Inc.	422,400	10,438
	Assurant Inc.	102,118	9,420
	Axis Capital Holdings Ltd.	166,465	9,044
*	Walker & Dunlop Inc.	326,749	8,254
*	E*TRADE Financial Corp.	253,400	7,379
	Ally Financial Inc.	342,200	6,663
	Heritage Insurance
	Holdings Inc.	438,161	6,314
	Northern Trust Corp.	91,400	6,214
	Investors Bancorp Inc.	512,500	6,155
^,*	Credit Acceptance Corp.	29,902	6,012
*	Flagstar Bancorp Inc.	216,200	6,000
*	INTL. FCStone Inc.	147,000	5,711

13

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
	TCF Financial Corp.	370,210	5,372
	Central Pacific Financial
	Corp.	175,600	4,423
^,*	BofI Holding Inc.	197,212	4,418
	Nelnet Inc. Class A	98,912	3,993
	MarketAxess Holdings Inc.	22,700	3,759
	Validus Holdings Ltd.	72,001	3,587
	FactSet Research
	Systems Inc.	21,700	3,518
	Nasdaq Inc.	50,900	3,438
	NorthStar Asset
	Management Group Inc.	242,000	3,129
	Cullen/Frost Bankers Inc.	41,900	3,014
	Raymond James Financial
	Inc.	51,300	2,986
	Eaton Vance Corp.	75,800	2,960
*	Affiliated Managers Group
	Inc.	20,100	2,908
	Umpqua Holdings Corp.	188,400	2,835
*	Essent Group Ltd.	97,500	2,594
	Sterling Bancorp	144,300	2,525
	HCI Group Inc.	73,364	2,227
	CNO Financial Group Inc.	145,300	2,219
	Old National Bancorp	155,879	2,192
	International Bancshares
	Corp.	48,700	1,450
*	KCG Holdings Inc. Class A	88,900	1,381
	Maiden Holdings Ltd.	104,500	1,326
	Lincoln National Corp.	27,000	1,268
	Bank of Hawaii Corp.	17,200	1,249
	Fulton Financial Corp.	83,200	1,208
	East West Bancorp Inc.	32,900	1,208
	Torchmark Corp.	18,900	1,208
	Banc of California Inc.	69,000	1,205
	Chemical Financial Corp.	27,100	1,196
	AMERISAFE Inc.	20,300	1,193
	Great Southern Bancorp
	Inc.	29,000	1,180
	Federal Agricultural
	Mortgage Corp.	29,700	1,173
			811,727
Health Care (10.0%)
	CR Bard Inc.	256,925	57,623
*	Hologic Inc.	1,473,752	57,226
*	Quintiles Transnational
	Holdings Inc.	677,913	54,952
*	Charles River Laboratories
	International Inc.	588,234	49,023
*	WellCare Health Plans Inc.	415,760	48,681
*	PRA Health Sciences Inc.	852,513	48,175
*	INC Research Holdings
	Inc. Class A	1,074,812	47,915

*	Align Technology Inc.	243,646	22,842
	Chemed Corp.	140,237	19,783
*	PAREXEL International
	Corp.	233,800	16,237
*	VCA Inc.	202,700	14,185
*	AMN Healthcare
	Services Inc.	411,116	13,102
*	ABIOMED Inc.	98,100	12,614
*	Prestige Brands Holdings
	Inc.	249,343	12,036
	Bruker Corp.	526,866	11,934
*	Laboratory Corp. of
	America Holdings	76,832	10,563
*	Amedisys Inc.	212,624	10,087
*	United Therapeutics Corp.	80,848	9,547
	Owens & Minor Inc.	269,476	9,359
*	Masimo Corp.	156,865	9,332
*	Array BioPharma Inc.	1,143,027	7,715
	Teleflex Inc.	43,383	7,291
*	Healthways Inc.	249,900	6,612
*	Emergent BioSolutions
	Inc.	207,118	6,530
*	Five Prime Therapeutics
	Inc.	108,100	5,674
*	Amsurg Corp.	72,897	4,888
*	ICU Medical Inc.	34,619	4,375
*	Halyard Health Inc.	123,500	4,280
	Universal Health Services
	Inc. Class B	28,946	3,567
*	HMS Holdings Corp.	134,000	2,971
	PDL BioPharma Inc.	881,300	2,952
*	OraSure Technologies Inc.	232,700	1,855
*	Cynosure Inc. Class A	32,800	1,671
*	Infinity Pharmaceuticals
	Inc.	1,042,392	1,626
*	Surgical Care Affiliates
	Inc.	25,553	1,246
*	Inogen Inc.	20,300	1,216
*	Triple-S Management
	Corp. Class B	55,100	1,208
	Kindred Healthcare Inc.	116,100	1,187
			602,080
Industrials (14.2%)
	Masco Corp.	1,626,798	55,815
*	Spirit AeroSystems
	Holdings Inc. Class A	1,157,435	51,552
	Owens Corning	953,315	50,898
*	Hawaiian Holdings Inc.	1,039,274	50,509
	Huntington Ingalls
	Industries Inc.	314,212	48,206
*,2	Wabash National Corp.	3,351,195	47,721
*	United Rentals Inc.	590,000	46,309

14

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
	BWX Technologies Inc.	1,099,791	42,199
	Cintas Corp.	324,721	36,564
	Pitney Bowes Inc.	1,863,600	33,843
	AO Smith Corp.	333,684	32,965
^	Greenbrier Cos. Inc.	917,108	32,374
*	JetBlue Airways Corp.	1,693,597	29,198
*	Meritor Inc.	2,381,736	26,509
	RR Donnelley & Sons
	Co.	1,442,666	22,679
	Alaska Air Group Inc.	331,557	21,836
	L-3 Communications
	Holdings Inc.	125,192	18,870
	GATX Corp.	423,043	18,847
	Deluxe Corp.	278,582	18,615
*	American Woodmark Corp.	211,782	17,063
	ManpowerGroup Inc.	225,401	16,287
	General Cable Corp.	878,035	13,153
	SkyWest Inc.	426,187	11,256
	Comfort Systems USA Inc.	363,500	10,654
	Herman Miller Inc.	369,766	10,575
	Global Brass & Copper
	Holdings Inc.	276,600	7,991
	Briggs & Stratton Corp.	425,630	7,938
	Aircastle Ltd.	349,879	6,949
	Dun & Bradstreet Corp.	48,700	6,653
	Steelcase Inc. Class A	439,135	6,100
	Douglas Dynamics Inc.	177,002	5,653
*	NCI Building Systems Inc.	372,471	5,434
	Quad/Graphics Inc.	181,619	4,853
	Brink’s Co.	94,800	3,515
	Insperity Inc.	46,300	3,363
	Tetra Tech Inc.	86,582	3,071
	CEB Inc.	52,402	2,854
*	Trex Co. Inc.	45,500	2,672
*	Energy Recovery Inc.	161,600	2,582
*	Chart Industries Inc.	78,300	2,571
	Ennis Inc.	151,100	2,546
*	ACCO Brands Corp.	248,100	2,392
	Universal Forest
	Products Inc.	23,100	2,275
*	TriNet Group Inc.	98,400	2,128
*	Huron Consulting Group Inc.	30,100	1,799
	Brady Corp. Class A	51,900	1,796
	Insteel Industries Inc.	40,500	1,468
*	Quanta Services Inc.	50,100	1,402
*	Continental Building
	Products Inc.	59,900	1,257
*	MasTec Inc.	42,100	1,252
*	FTI Consulting Inc.	27,100	1,208
	Knoll Inc.	52,300	1,195
*	Gibraltar Industries Inc.	31,700	1,178
			858,592

Information Technology (16.3%)
*	Advanced Micro Devices
	Inc.	8,077,361	55,815
	Computer Sciences Corp.	1,050,228	54,832
	CDW Corp.	1,180,101	53,966
	Booz Allen Hamilton
	Holding Corp. Class A	1,647,440	52,076
*	Aspen Technology Inc.	1,105,036	51,705
	SYNNEX Corp.	439,501	50,151
*	Tech Data Corp.	578,989	49,046
*	Cirrus Logic Inc.	916,277	48,700
*	First Data Corp. Class A	3,623,523	47,686
	CSRA Inc.	1,750,665	47,093
	NVIDIA Corp.	644,305	44,148
*	Manhattan Associates Inc.	734,841	42,341
	Avnet Inc.	859,126	35,276
	Leidos Holdings Inc.	811,983	35,143
*	NCR Corp.	1,043,221	33,581
*	GoDaddy Inc. Class A	956,590	33,031
*	Teradata Corp.	937,454	29,061
*	Synaptics Inc.	486,990	28,528
	DST Systems Inc.	178,370	21,033
*	CACI International Inc.
	Class A	159,225	16,066
	Science Applications
	International Corp.	204,397	14,179
*	Gigamon Inc.	235,900	12,927
	CSG Systems
	International Inc.	290,200	11,994
	EarthLink Holdings Corp.	1,497,617	9,285
*	Cardtronics plc Class A	198,000	8,831
*	Inphi Corp.	186,203	8,102
*	Sykes Enterprises Inc.	269,060	7,569
	Broadridge Financial
	Solutions Inc.	107,164	7,265
*	Ciena Corp.	324,695	7,078
*	TTM Technologies Inc.	568,100	6,505
*	Advanced Energy
	Industries Inc.	118,532	5,609
*	MaxLinear Inc.	272,500	5,524
*	Angie’s List Inc.	507,000	5,024
*	Sanmina Corp.	172,463	4,910
	Seagate Technology plc	126,800	4,888
	Ingram Micro Inc.	124,363	4,435
*	ePlus Inc.	38,400	3,625
*	Cadence Design Systems
	Inc.	140,000	3,574
	Travelport Worldwide Ltd.	236,000	3,547
*	Viavi Solutions Inc.	427,300	3,158
*	Itron Inc.	38,000	2,119
*	3D Systems Corp.	101,400	1,820
*	F5 Networks Inc.	14,100	1,757
*	Zebra Technologies Corp.	22,900	1,594

15

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
*	Super Micro Computer Inc.	65,488	1,530
*	Lumentum Holdings Inc.	34,900	1,458
*	Fabrinet	30,700	1,369
*	Arrow Electronics Inc.	19,992	1,279
	Xerox Corp.	122,616	1,242
	ManTech International
	Corp. Class A	32,500	1,225
*	Cray Inc.	50,000	1,177
			983,877
Materials (6.2%)
	Avery Dennison Corp.	678,017	52,743
	Trinseo SA	861,974	48,753
	Steel Dynamics Inc.	1,939,023	48,456
^,*	AK Steel Holding Corp.	8,803,596	42,521
	Cabot Corp.	517,926	27,145
	Commercial Metals Co.	1,667,475	26,996
	United States Steel Corp.	1,276,800	24,080
	Bemis Co. Inc.	441,407	22,516
*	Coeur Mining Inc.	1,385,000	16,385
	Worthington Industries
	Inc.	257,615	12,373
	Reliance Steel &
	Aluminum Co.	170,728	12,298
	Domtar Corp.	248,560	9,229
	Huntsman Corp.	446,785	7,269
	Greif Inc. Class A	79,000	3,918
	Rayonier Advanced
	Materials Inc.	267,400	3,575
	Chemours Co.	216,700	3,467
	Kaiser Aluminum Corp.	35,513	3,072
*	Koppers Holdings Inc.	81,900	2,636
*	GCP Applied Technologies
	Inc.	83,200	2,356
	Neenah Paper Inc.	27,141	2,144
	Schnitzer Steel Industries
	Inc.	90,500	1,892
*	Clearwater Paper Corp.	18,800	1,216
*	Cliffs Natural Resources
	Inc.	191,300	1,119
			376,159
Real Estate (9.2%)
	Hospitality Properties
	Trust	1,539,611	45,757
	DuPont Fabros
	Technology Inc.	1,008,185	41,588
	CBL & Associates
	Properties Inc.	3,149,049	38,229
	Gaming and Leisure
	Properties Inc.	1,044,368	34,934
	Communications Sales
	& Leasing Inc.	1,058,163	33,237

^	Government Properties
	Income Trust	1,454,760	32,907
	Lamar Advertising Co.
	Class A	456,104	29,788
	VEREIT Inc.	2,286,248	23,708
	Lexington Realty Trust	2,271,673	23,398
	Spirit Realty Capital Inc.	1,723,542	22,975
	Macerich Co.	262,104	21,196
	GEO Group Inc.	814,223	19,362
	Ryman Hospitality
	Properties Inc.	398,192	19,177
	Senior Housing
	Properties Trust	728,262	16,539
	EPR Properties	209,800	16,520
	Summit Hotel Properties
	Inc.	1,057,800	13,921
	Mack-Cali Realty Corp.	431,724	11,752
	Washington Prime
	Group Inc.	828,600	10,258
	RLJ Lodging Trust	483,669	10,172
	Apple Hospitality REIT Inc.	486,487	9,005
	Corrections Corp. of
	America	622,383	8,632
	Care Capital Properties
	Inc.	284,361	8,104
	Ashford Hospitality Trust
	Inc.	1,286,154	7,575
	Pennsylvania REIT	308,349	7,101
	Sunstone Hotel Investors
	Inc.	548,337	7,013
	CoreSite Realty Corp.	92,369	6,839
	Select Income REIT	197,662	5,317
	Brandywine Realty Trust	325,200	5,080
	LaSalle Hotel Properties	171,469	4,093
	WP Carey Inc.	45,500	2,936
	Global Net Lease Inc.	279,000	2,277
	NorthStar Realty Finance
	Corp.	160,400	2,112
	Omega Healthcare
	Investors Inc.	59,200	2,099
	Ramco-Gershenson
	Properties Trust	111,600	2,091
	Sabra Health Care REIT Inc.	75,000	1,889
	Universal Health Realty
	Income Trust	26,700	1,683
*	Altisource Portfolio
	Solutions SA	47,700	1,545
	Piedmont Office Realty
	Trust Inc. Class A	62,800	1,367
	DDR Corp.	78,000	1,360
	RAIT Financial Trust	388,960	1,315
	Medical Properties Trust Inc.	79,800	1,179
			556,030

16

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
Telecommunication Services (0.9%)
	Telephone & Data
	Systems Inc.	561,839	15,271
*	SBA Communications
	Corp. Class A	104,313	11,700
^	Windstream Holdings Inc.	944,820	9,495
	Cogent Communications
	Holdings Inc.	249,471	9,183
*	Cincinnati Bell Inc.	1,511,100	6,165
*	General Communication
	Inc. Class A	95,100	1,308
*	FairPoint
	Communications Inc.	81,400	1,223
			54,345
Utilities (5.2%)
	Entergy Corp.	751,716	57,679
	FirstEnergy Corp.	1,708,130	56,505
	UGI Corp.	1,055,150	47,735
	NiSource Inc.	1,895,595	45,703
	AES Corp.	2,397,306	30,805
	NRG Energy Inc.	1,596,756	17,900
	WGL Holdings Inc.	276,249	17,321
	Great Plains Energy Inc.	357,949	9,768
	MDU Resources Group
	Inc.	320,500	8,154
	CenterPoint Energy Inc.	345,815	8,033
	ONE Gas Inc.	66,044	4,084
	Vectren Corp.	60,774	3,051
	National Fuel Gas Co.	53,400	2,887
	Spark Energy Inc. Class A	49,500	1,442
	NRG Yield Inc.	79,500	1,348
	Unitil Corp.	30,300	1,184
			313,599
Total Common Stocks
(Cost $5,313,279)			6,012,450

Temporary Cash Investments (1.3%)[1]
Money Market Fund (1.3%)
[3,4]	Vanguard Market
	Liquidity Fund,
	0.640%	797,200	79,728

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.0%)
[5,6]	Federal Home Loan
	Bank Discount Notes,
	0.341%, 11/16/16	100	100
6	United States Treasury
	Bill, 0.320%, 11/25/16	1,100	1,100
	United States Treasury
	Bill, 0.257%, 12/29/16	100	100
			1,300
Total Temporary Cash Investments
(Cost $81,023)			81,028
Total Investments (100.8%)
(Cost $5,394,302)			6,093,478

17

Strategic Equity Fund

Amount
($000)
Other Assets and Liabilities (-0.8%)
Other Assets
Investment in Vanguard	464
Receivables for Investment Securities Sold 45,246
Receivables for Accrued Income	7,388
Receivables for Capital Shares Issued	4,837
Other Assets[7]	7,493
Total Other Assets	65,428
Liabilities
Payables for Investment Securities
Purchased	(39,049)
Collateral for Securities on Loan	(57,489)
Payables for Capital Shares Redeemed	(3,152)
Payables to Vanguard	(6,554)
Other Liabilities	(6,832)
Total Liabilities	(113,076)
Net Assets (100%)
Applicable to 198,796,037 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	6,045,830
Net Asset Value Per Share	$30.41

At September 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	5,179,285
Undistributed Net Investment Income	67,820
Accumulated Net Realized Gains	99,296
Unrealized Appreciation (Depreciation)
Investment Securities	699,176
Futures Contracts	253
Net Assets	6,045,830

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $54,702,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.8%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $57,489,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 Securities with a value of $1,200,000 have been segregated as initial margin for open futures contracts.
7 Cash of $233,000 has been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

18

Strategic Equity Fund

Statement of Operations

Year Ended
September 30, 2016
($000)
Investment Income
Income
Dividends	120,565
Interest	109
Securities Lending—Net	10,501
Total Income	131,175
Expenses
The Vanguard Group—Note B
Investment Advisory Services	2,386
Management and Administrative	6,718
Marketing and Distribution	1,152
Custodian Fees	66
Auditing Fees	35
Shareholders’ Reports	72
Trustees’ Fees and Expenses	4
Total Expenses	10,433
Net Investment Income	120,742
Realized Net Gain (Loss)
Investment Securities Sold	139,816
Futures Contracts	3,200
Realized Net Gain (Loss)	143,016
Change in Unrealized Appreciation (Depreciation)
Investment Securities	324,835
Futures Contracts	451
Change in Unrealized Appreciation (Depreciation)	325,286
Net Increase (Decrease) in Net Assets Resulting from Operations	589,044

See accompanying Notes, which are an integral part of the Financial Statements.

19

Strategic Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	120,742	84,421
Realized Net Gain (Loss)	143,016	613,463
Change in Unrealized Appreciation (Depreciation)	325,286	(608,999)
Net Increase (Decrease) in Net Assets Resulting from Operations	589,044	88,885
Distributions
Net Investment Income	(93,924)	(60,071)
Realized Capital Gain[1]	(549,653)	(257,765)
Total Distributions	(643,577)	(317,836)
Capital Share Transactions
Issued	714,159	1,082,468
Issued in Lieu of Cash Distributions	602,796	301,093
Redeemed	(956,042)	(807,310)
Net Increase (Decrease) from Capital Share Transactions	360,913	576,251
Total Increase (Decrease)	306,380	347,300
Net Assets
Beginning of Period	5,739,450	5,392,150
End of Period[2]	6,045,830	5,739,450
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $0 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $67,820,000 and $53,032,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Strategic Equity Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$30.82	$32.02	$27.34	$21.02	$16.30
Investment Operations
Net Investment Income	. 624	. 466	. 361	. 426[1]	.249
Net Realized and Unrealized Gain (Loss)
on Investments	2.440	.207	4.679	6.244	4.667
Total from Investment Operations	3.064	.673	5.040	6.670	4.916
Distributions
Dividends from Net Investment Income	(. 507)	(. 354)	(. 360)	(. 350)	(.196)
Distributions from Realized Capital Gains	(2.967)	(1.519)	—	—	—
Total Distributions	(3.474)	(1.873)	(.360)	(.350)	(.196)
Net Asset Value, End of Period	$30.41	$30.82	$32.02	$27.34	$21.02

Total Return[2]	10.62%	2.01%	18.53%	32.23%	30.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,046	$5,739	$5,392	$4,239	$3,254
Ratio of Total Expenses to
Average Net Assets	0.18%	0.21%	0.27%	0.28%	0.29%
Ratio of Net Investment Income to
Average Net Assets	2.09%	1.41%	1.19%	1.75%[1]	1.25%
Portfolio Turnover Rate	74%	70%	60%	64%	67%

1 Net investment income per share and the ratio of net investment income to average net assets include $.043 and 0.18%, respectively, resulting from a special dividend received in connection with a merger between T-Mobile US Inc. and Metro PCS Communications Inc.
in May 2013.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Strategic Equity Fund

Notes to Financial Statements

Vanguard Strategic Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

22

Strategic Equity Fund

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

23

Strategic Equity Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2016, the fund had contributed to Vanguard capital in the amount of $464,000, representing 0.01% of the fund’s net assets and 0.19% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	6,012,450	—	—
Temporary Cash Investments	79,728	1,300	—
Futures Contracts—Assets[1]	296	—	—
Futures Contracts—Liabilities[1]	(12)	—	—
Total	6,092,462	1,300	—
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	December 2016	208	25,965	160
E-mini S&P Mid-Cap 400 Index	December 2016	54	8,368	93
				253

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss

24

Strategic Equity Fund

are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $12,030,000 from undistributed net investment income, and $15,758,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2016, the fund had $73,987,000 of ordinary income and $99,550,000 of long-term capital gains available for distribution.

At September 30, 2016, the cost of investment securities for tax purposes was $5,394,302,000. Net unrealized appreciation of investment securities for tax purposes was $699,176,000, consisting of unrealized gains of $945,427,000 on securities that had risen in value since their purchase and $246,251,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2016, the fund purchased $4,285,262,000 of investment securities and sold $4,445,163,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended September 30,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	24,472	32,774
Issued in Lieu of Cash Distributions	21,011	9,610
Redeemed	(32,942)	(24,537)
Net Increase (Decrease) in Shares Outstanding	12,541	17,847

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of Vanguard. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Market Liquidity Fund	120,166	NA2	NA [2]	103	—	79,728
Wabash National Corp.	NA3	29,428	6,924	—	—	47,721
Total	120,166			103	—	127,449
1 Includes net realized gain (loss) on affiliated investment securities sold of ($763,000).
2 Not applicable—purchases and sales are for temporary cash investment purposes.
3 Not applicable—at September 30, 2015, the issuer was not an affiliated company of the fund.

I. Management has determined that no material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statements.

25

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Strategic Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Strategic Equity Fund (constituting a separate portfolio of Vanguard Horizon Funds, hereafter referred to as the “Fund”) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 15, 2016

Special 2016 tax information (unaudited) for Vanguard Strategic Equity Fund

This information for the fiscal year ended September 30, 2016, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The fund distributed $565,410,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The fund distributed $78,389,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 71.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

26

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Strategic Equity Fund
Periods Ended September 30, 2016
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	10.62%	18.17%	7.36%
Returns After Taxes on Distributions	7.72	17.06	6.47
Returns After Taxes on Distributions and Sale of Fund Shares	8.07	14.69	5.85

27

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

28

Six Months Ended September 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Equity Fund	3/31/2016	9/30/2016	Period
Based on Actual Fund Return	$1,000.00	$1,070.02	$0.88
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.15	0.86

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.17%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

29

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

30

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

31

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of
the Board. Principal Occupation(s) During the Past
Five Years and Other Experience: Chairman of the
Board of The Vanguard Group, Inc., and of each of
the investment companies served by The Vanguard
Group, since January 2010; Director of The Vanguard
Group since 2008; Chief Executive Officer and
President of The Vanguard Group, and of each of
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing
Corporation; Managing Director of The Vanguard
Group (1995–2008).

IndependentTrustees
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years and Other
Experience: Executive Chief Staff and Marketing
Officer for North America and Corporate Vice President
(retired 2008) of Xerox Corporation (document manage-
ment products and services); Executive in Residence
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director
of SPX FLOW, Inc. (multi-industry manufacturing);
Director of the United Way of Rochester, the University
of Rochester Medical Center, Monroe Community
College Foundation, North Carolina A&T University,
and Roberts Wesleyan College.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years and Other
Experience: Chairman and Chief Executive Officer
(retired 2009) and President (2006–2008) of
Rohm and Haas Co. (chemicals); Director of Tyco
International plc (diversified manufacturing and
services), HP Inc. (printer and personal computer
manufacturing), and Delphi Automotive plc
(automotive components); Senior Advisor at
New Mountain Capital.
Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years and
Other Experience: President of the University of
Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Sciences, and Professor of Communication, Annenberg
School for Communication, with secondary faculty
appointments in the Department of Philosophy, School
of Arts and Sciences, and at the Graduate School of
Education, University of Pennsylvania; Trustee of the
National Constitution Center; Chair of the Presidential
Commission for the Study of Bioethical Issues.
JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years and
Other Experience: Corporate Vice President and
Chief Global Diversity Officer (retired 2008) and
Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer
(retired 2009) of Cummins Inc. (industrial machinery);
Chairman of the Board of Hillenbrand, Inc. (specialized
consumer services), and of Oxfam America; Director
of SKF AB (industrial machinery), Hyster-Yale Materials
Handling, Inc. (forklift trucks), the Lumina Foundation
for Education, and the V Foundation for Cancer
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.
Mark Loughridge
Born 1953. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Senior Vice President and Chief Financial
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.
Scott C. Malpass
Born 1962. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Chief Investment Officer and Vice
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors
for Spruceview Capital Partners, and the Investment
Advisory Committee of Major League Baseball; Board
Member of TIFF Advisory Services, Inc., and Catholic
Investment Services, Inc. (investment advisors).
André F. Perold
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment
firm); Director of Rand Merchant Bank; Overseer of
the Museum of Fine Arts Boston.
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and
Other Experience: President and Chief Operating
Officer (retired 2010) of Corning Incorporated
(communications equipment); Chairman of the
Board of Trustees of Colby-Sawyer College;
Member of the Advisory Board of the Norris
Cotton Cancer Center.

Executive Officers
Glenn Booraem
Born 1967. Treasurer Since May 2015. Principal
Occupation(s) During the Past Five Years and
Other Experience: Principal of The Vanguard Group,
Inc.; Treasurer of each of the investment companies
served by The Vanguard Group; Controller of each of
the investment companies served by The Vanguard
Group (2010–2015); Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).
Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Group, Inc.; Chief Financial Officer of each of the
investment companies served by The Vanguard Group;
Treasurer of each of the investment companies served
by The Vanguard Group (1998–2008).
Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Occupation(s) During the Past Five Years and Other
Experience: Head of Global Fund Accounting at The
Vanguard Group, Inc.; Controller of each of the invest-
ment companies served by The Vanguard Group;
Head of International Fund Services at The Vanguard
Group (2008–2014).
Anne E. Robinson
Born 1970. Secretary Since September 2016. Principal
Occupation(s) During the Past Five Years and Other
Experience: Managing Director of The Vanguard Group,
Inc.; General Counsel of The Vanguard Group; Secretary
of The Vanguard Group and of each of the investment
companies served by The Vanguard Group; Director
and Senior Vice President of Vanguard Marketing
Corporation; Managing Director and General Counsel
of Global Cards and Consumer Services at Citigroup
(2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior ManagementTeam
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1140 112016

Annual Report | September 30, 2016

Vanguard Capital Opportunity Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisor’s Report.	6
Fund Profile.	9
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	25
About Your Fund’s Expenses.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard Capital Opportunity Fund returned about 15% for the 12 months ended September 30, 2016, exceeding the return of about 11% for its benchmark, the Russell Midcap Growth Index, and the nearly 9% average return of its multi-capitalization growth fund peers.

• Value stocks outpaced their growth counterparts for the period. All of the Capital Opportunity Fund’s industry sectors posted gains.

• PRIMECAP Management Company, the fund’s advisor, traditionally invests most heavily in the information technology and health care sectors. The Capital Opportunity Fund’s technology stocks advanced about 38%, well ahead of those in the benchmark, and contributed nearly 12 percentage points to results. The fund’s health care stocks returned about 8%, less than those in the benchmark, and added about 2 percentage points to results.

Total Returns: Fiscal Year Ended September 30, 2016
Total
Returns
Vanguard Capital Opportunity Fund
Investor Shares	15.20%
Admiral™ Shares	15.28
Russell Midcap Growth Index	11.24
Multi-Cap Growth Funds Average	8.91
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Total Returns: Ten Years Ended September 30, 2016
Average
Annual Return
Capital Opportunity Fund Investor Shares	9.42%
Russell Midcap Growth Index	8.51
Multi-Cap Growth Funds Average	6.81
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Capital Opportunity Fund	0.45%	0.38%	1.25%

The fund expense ratios shown are from the prospectus dated January 28, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2016, the fund’s expense ratios were 0.45% for Investor Shares and 0.38% for Admiral Shares. The
peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end
2015.

Peer group: Multi-Cap Growth Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

If you think you’ve had reason to feel uneasy about the investment environment lately, you’re not imagining things. In just the past few months, we’ve seen economic uncertainty, intense political polarization, and super-low bond yields. Yet at the same time, the stock market kept pushing higher.

In this confusing and sometimes contradictory climate, you may be asking yourself a question that I hear often: How do I make sense of all this, keep investing, and still get a good night’s sleep?

As with any problem, there are multiple ways to go at it. But there’s one approach in particular that is simple, straightforward, and nearly foolproof: Save more money. Not only can saving more give you a greater sense of control over your investment plan, it can help compensate for long-term returns that, in our estimation, could fall short of historical averages.

I love the way one of our investment pros put it. Fran Kinniry this summer told The Wall Street Journal, “Investing is always a partnership between you and the markets.” He explained that the markets carried more than their fair share of the weight for a couple of decades, through the 1990s, providing outsized returns that made the investor’s half of the partnership relatively light work. “But now you are going to have to be the majority partner.”

Sobering? Sure. Hopeless? Definitely not.

3

Over the 12 months since last September, U.S. stocks returned 15%, though the rise has not been a one-way ticket straight up. International markets have also posted strong returns, but lower than those of the broad U.S. market. The decision by United Kingdom voters in June to exit the European Union came as a surprise but caused market heartburn for only a few days.

In fixed income, yields remained extremely low—about 1.60% on the 10-year U.S. Treasury note at the end of September, after dipping below 1.40% over the summer. And bond yields in some international markets were negative.

Even this relatively small window of time illustrates a truism of the financial markets: There will always be segments that perform well and others that don’t. Saving more saves you from trying to control the uncontrollable—how economies and the markets perform. And it keeps you in control of one of the most vital parts of your investment program.

Although the “save more” logic is easy to grasp, it’s not always easy to follow. Bills, illness, the loss of a job—these can affect any of us.

But whatever our circumstances, figuring out how to save more is worth the effort. It requires that we make difficult decisions to forgo some consumption today to increase the likelihood of consuming (or consuming more) in the future. This is the very heart of investing. Sacrifices are never fun, so consider carrying them out systematically and in doses that you

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	14.93%	10.78%	16.41%
Russell 2000 Index (Small-caps)	15.47	6.71	15.82
Russell 3000 Index (Broad U.S. market)	14.96	10.44	16.36
FTSE All-World ex US Index (International)	9.62	0.71	6.50

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	5.19%	4.03%	3.08%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	5.58	5.54	4.48
Citigroup Three-Month U.S. Treasury Bill Index	0.20	0.06	0.06

CPI
Consumer Price Index	1.46%	1.03%	1.25%

4

can be comfortable with—for instance, gradually getting up to the max in your IRA, or adding a percentage point or so to the amount you stash in your employer’s retirement plan. As a point of reference, we generally suggest that investors strive for a retirement savings rate of 12%–15%, including any employer contributions.

If you need more convincing about the wisdom of the “save more” course of action, it might be helpful to examine your alternatives. This list is by no means exhaustive, but it hits on a few of the big ones, and none are without risk.

• Reach for yield. With yields so low on many types of bonds, it’s tempting to find the corners of the fixed income market where payouts are juicier. But with the juice comes considerable risk. You need to be aware that you’d be taking on more risk—and how much more.

• Go all-in on a hot-performing asset class or fund. By now, you know better than that, right?

• Sit tight. This approach isn’t a terrible idea; it’s better than panicking and deciding to just “do something,” particularly if that means changing your approach in response to the market’s movements.

Here’s the inescapably challenging part of your partnership with the markets: In the short run, your “partner” is fickle, emotional, and wildly unpredictable. But in the long run, your partner is mostly rational and extremely helpful.

The best way to minimize your vulnerability to the market’s mood swings, and to maximize the benefit of your partner’s longer-term strengths, is to expect less and save more. Maybe the markets will deliver better-than-expected returns. Maybe they’ll be consistent with our more modest expectations. In either case, a higher savings rate can help put you in a better position to reach your goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 18, 2016

5

Advisor’s Report

For the fiscal year ended September 30, 2016, Vanguard Capital Opportunity Fund returned 15.20% for Investor Shares and 15.28% for Admiral Shares. These results exceeded the 11.24% return of its benchmark, the Russell Midcap Growth Index, and the 8.91% average return of its multi-capitalization growth fund competitors, but were slightly below the 15.43% return of the Standard and Poor’s 500 Index which serves as a proxy for the broad market in the attribution discussion that follows.

The fund’s information technology portfolio was the most significant contributor to its absolute and relative results, returning 38%, compared with the 23% return of the S&P 500 Information Technology Index. The fund’s overweight position in health care detracted from returns relative to the S&P 500 Index, as did the poor relative performance of its industrial holdings, which returned 6%, compared with the 19% return of the S&P 500 Industrials Index. Financials were a bright spot for the fund thanks to the combined benefit of an underweight position (financials were the worst-performing sector over the period) and favorable stock selection.

The investment environment

The investment environment has been inhospitable for active managers recently, with the vast majority of large-capitalization growth stock funds underperforming their benchmarks in calendar year 2016. The dispersion of sector returns has been extreme, as have the pace and magnitude of changes in market leadership.

For example, during the first quarter alone, the best-performing sector in the S&P 500 Index, telecommunication services (+17%), returned nearly 22 percentage points more than the worst-performing sector, financials (–5%). Telecommunication services (+25%) and utilities (+23%), which led the market for the first six months of the calendar year (compared with the 4% total return of the S&P 500 Index), were the worst-performing sectors during the third calendar quarter, when each returned –6% (compared with the 4% total return of the S&P 500 Index). Conversely, information technology, which had a slightly negative total return in the first half of the year, far exceeded all other sectors during the third quarter, returning 12%.

Portfolio update

The portfolio remained heavily overweighted in information technology and health care stocks, which had a combined ending weight of 65%, compared with 36% in the S&P 500 Index. The portfolio’s most significant underweights were in consumer staples, energy, real estate, and utilities; those sectors’ combined ending weight was less than 1%, compared with 24% in the S&P 500 Index. The portfolio also was underweighted in consumer discretionary, financials, materials, and telecommunication services. Combined, they represented 15% of assets at the end of the period, compared with 31% in the S&P 500 Index.

In information technology, the fund is most overweighted in semiconductors and semiconductor equipment (11% versus 3% for the S&P 500 Index) and electronic equipment instruments and components

6

(5% versus 0.4%). Semiconductors were the sector’s best-performing industry for both the fund (+50%) and the index (+39%), with the fund’s outperformance driven by NVIDIA (+181%) and Texas Instruments (+45%). The fund’s electronic equipment instruments and components holdings returned 41%, exceeding the index return because of Trimble (+74%), Corning (+42%), and Flex (+29%). Software holdings returned 26%, as Adobe Systems (+32%) was offset by Nuance Communications (–11%), and hardware holdings returned 30%, led by Hewlett Packard Enterprise (+59%), HP (+30%), and BlackBerry (+30%). The fund’s internet holdings returned 39%, led by Alibaba (+79%).

In health care, the fund is most overweighted in biotechnology and pharmaceutical stocks, whose 24% combined weighting at the end of the period was approximately triple their weighting in the S&P 500 Index. The portfolio’s biotechnology holdings returned 8%. Biogen (+7%), the fund’s largest holding, suffered several setbacks during the fiscal year but rebounded strongly during the third quarter, returning 29% in part on rumors that the company could be acquired. The fund’s pharmaceutical holdings returned –4%, below the index return, as Eli Lilly (–2%), Roche (–2%), and Novartis (–11%) underperformed.

The fund is also significantly overweighted in industrial stocks (16% versus 10% for the S&P 500 Index) due to its investments in airlines (8% versus 1% for the index) and air freight and logistics (3% versus 1%). Airlines were the worst-performing group in industrials last fiscal year, and the –7% return of the fund’s airline holdings accounted for most of the underperfor-mance in industrials.

As of September 30, 2016, the fund’s top ten holdings represented 36% of assets.

Advisor perspectives

Our search for new investments often begins by researching out-of-favor companies and industries. Over the last several years, the information technology industry has been disrupted by cloud computing and the associated shift to subscription-based pricing models, the rise of smartphones and concomitant erosion of the personal computer market, and the advent of social networking. The industry has always been characterized by such disruptive innovations, which force incumbents to internally develop or acquire next-generation technologies in order to survive. Although such transitions carry significant risks, investors who focus solely on the threats posed by next-generation technologies often ignore the significant intellectual capital, established sales and distribution channels, and sizable cash flows the “old technology” incumbents bring to bear.

Several years ago, Adobe and Microsoft were dismissed as “old technology” companies tied to legacy business models. Their software was delivered from locally deployed servers or personal computers and sold as perpetual licenses with annual maintenance contracts, whereas next-generation competitors delivered their software from the cloud and sold monthly subscriptions.

7

At the end of 2011, Adobe traded for $28 per share, or 11.5 times the 2012 estimated earnings per share (EPS) of $2.45, while at the end of 2012, Microsoft sold for $27 per share, or 8.8 times the 2013 estimated EPS of $3.04. In Adobe’s case, as it became clear that the company’s transition to a software-as-a-service (SaaS) model would be successful, investors overlooked the negative near-term financial impact of the transition and began to value the stock based on its long-term earnings potential. Adobe currently trades for $107, or 27.3 times the 2017 estimated EPS of $3.97. In Microsoft’s case, the transitioning of its existing software to a SaaS model was accompanied by the creation of entirely new cloud computing businesses, which gave investors confidence that the company would remain a valued partner to its business customers as they shifted their internal IT environments to the cloud. Microsoft currently sells for $57, or 18.7 times the 2017 estimated EPS of $3.06.

The portfolio contains a number of stocks of “old technology” companies, including Intel (13.3 times the 2017 estimated EPS), Hewlett Packard Enterprise (10.6 times), HP Inc. (9.6 times), Micron Technology (13.1 times), NetApp (13.2 times), and QUALCOMM (13.8 times). Each company faces unique challenges, but each possesses significant competitive advantages and has the potential to exceed the market’s modest expectations.

Outside of information technology, we remain enthusiastic about the fund’s airline holdings, whose extraordinarily low valuation multiples reflect a high degree of skepticism about their ability to sustain current profits. We are more sanguine about the outlook for airline industry profitability, as we believe industry supply and demand dynamics are favorable.

We also find many financials to be attractively valued, particularly large banks that are trading near book value and could benefit significantly from rising interest rates. Finally, we are excited by the prospects for our health care holdings, many of which currently trade at or below the S&P 500 Index forward price-to-earnings multiple in spite of superior secular growth prospects. In the short term, however, we expect significant volatility in this area, as two of the fund’s largest holdings, Biogen and Eli Lilly, present data related to their respective Alzheimer’s drugs later this year.

Conclusion

As bottom-up stock pickers, we spend our time searching for stocks with long-term prospects we find to be materially better than market prices would seem to imply. Our approach often results in portfolios that bear little resemblance to market indexes, creating the possibility for substantial deviations in relative performance. For example, our relative returns were significantly negative during the first half of calendar 2016 when the fund’s overweighted sectors and industries underperformed, and we expect to experience similar conditions in the future. We nonetheless believe that this approach can generate superior results for shareholders over the long term.

PRIMECAP Management Company

October 21, 2016

8

Capital Opportunity Fund

Fund Profile
As of September 30, 2016

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VHCOX	VHCAX
Expense Ratio[1]	0.45%	0.38%
30-Day SEC Yield	0.74%	0.81%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		Midcap	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	135	464	3,850
Median Market Cap	$39.2B	$11.4B	$51.8B
Price/Earnings Ratio	24.1x	28.7x	23.7x
Price/Book Ratio	3.6x	5.4x	2.8x
Return on Equity	14.7%	19.6%	16.6%
Earnings Growth
Rate	11.1%	11.7%	7.6%
Dividend Yield	1.2%	1.1%	2.0%
Foreign Holdings	10.8%	0.0%	0.0%
Turnover Rate	6%	—	—
Short-Term
Reserves	3.6%	—	—

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	0.84	0.74
Beta	0.98	1.01
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Biogen Inc.	Biotechnology	6.0%
Amgen Inc.	Biotechnology	5.1
Eli Lilly & Co.	Pharmaceuticals	4.4
Alphabet Inc.	Internet Software &
	Services	3.2
BioMarin Pharmaceutical
Inc.	Biotechnology	3.1
Southwest Airlines Co.	Airlines	3.1
FedEx Corp.	Air Freight &
	Logistics	3.0
Roche Holding AG	Pharmaceuticals	2.7
NVIDIA Corp.	Semiconductors	2.7
Adobe Systems Inc.	Application Software	2.6
Top Ten		35.9%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 28, 2016, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2016, the expense ratios were 0.45% for Investor Shares and 0.38% for Admiral Shares.

9

Capital Opportunity Fund

Sector Diversification (% of equity exposure)
		Russell	DJ
		Midcap	U.S. Total
		Growth	Market
	Fund	Index	FA Index
Consumer
Discretionary	9.4%	23.4%	12.8%
Consumer Staples	0.0	7.4	8.7
Energy	0.6	1.5	6.7
Financials	3.9	4.9	13.3
Health Care	33.1	16.2	14.2
Industrials	16.8	13.9	10.3
Information
Technology	34.0	22.2	20.7
Materials	1.8	5.1	3.3
Real Estate	0.0	4.8	4.3
Telecommunication
Services	0.4	0.5	2.4
Utilities	0.0	0.1	3.3

10

Capital Opportunity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2006, Through September 30, 2016
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2016
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Capital Opportunity Fund Investor
	Shares	15.20%	19.53%	9.42%	$24,600
••••••••	Russell Midcap Growth Index	11.24	15.85	8.51	22,628
– – – –	Multi-Cap Growth Funds Average	8.91	14.29	6.81	19,332
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	14.93	16.30	7.49	20,592
Multi-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Capital Opportunity Fund Admiral Shares	15.28%	19.61%	9.50%	$123,908
Russell Midcap Growth Index	11.24	15.85	8.51	113,142
Dow Jones U.S. Total Stock Market Float
Adjusted Index	14.93	16.30	7.49	102,961

See Financial Highlights for dividend and capital gains information.

11

Capital Opportunity Fund

Fiscal-Year Total Returns (%): September 30, 2006, Through September 30, 2016

12

Capital Opportunity Fund

Financial Statements

Statement of Net Assets
As of September 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.7%)
Consumer Discretionary (9.1%)
*	CarMax Inc.	4,610,697	245,981
	TJX Cos. Inc.	2,600,900	194,495
	Carnival Corp.	3,487,600	170,265
	Royal Caribbean
	Cruises Ltd.	1,827,000	136,934
*,^	Tesla Motors Inc.	597,566	121,921
*	Amazon.com Inc.	64,630	54,115
	Sony Corp. ADR	1,570,800	52,166
*	Norwegian Cruise Line
	Holdings Ltd.	1,255,200	47,321
	Ross Stores Inc.	613,100	39,422
	Gildan Activewear Inc.
	Class A	1,240,000	34,658
	L Brands Inc.	480,000	33,970
	Bed Bath & Beyond Inc.	703,700	30,336
*	Shutterfly Inc.	533,650	23,822
	Las Vegas Sands Corp.	340,000	19,564
	Tribune Media Co.
	Class A	503,000	18,369
*	Ascena Retail Group Inc.	1,175,200	6,569
	Newell Brands Inc.	86,200	4,539
	Lowe’s Cos. Inc.	59,200	4,275
	Lions Gate Entertainment
	Corp.	155,000	3,098
*	tronc Inc.	120,000	2,026
	Carter’s Inc.	23,120	2,005
*	AutoZone Inc.	2,475	1,902
	Marriott International Inc.
	Class A	20,000	1,347
	Hilton Worldwide
	Holdings Inc.	34,000	780
*	Cabela’s Inc.	10,000	549
			1,250,429
Energy (0.5%)
	Cabot Oil & Gas Corp.	1,290,000	33,282
*	Southwestern Energy Co.	2,000,000	27,680
	Schlumberger Ltd.	57,065	4,488
*	Transocean Ltd.	385,000	4,104

	National Oilwell Varco Inc.	75,000	2,755
^	Frank’s International NV	100,000	1,300
	Ensco plc Class A	143,340	1,218
	Range Resources Corp.	30,000	1,163
			75,990
Financials (3.8%)
	Charles Schwab Corp.	7,531,300	237,763
*	E*TRADE Financial Corp.	3,823,100	111,329
	JPMorgan Chase & Co.	775,351	51,631
	Northern Trust Corp.	736,700	50,088
	Discover Financial
	Services	545,100	30,825
	CME Group Inc.	162,950	17,032
	Progressive Corp.	416,600	13,123
	Travelers Cos. Inc.	32,000	3,666
	Chubb Ltd.	2,407	302
			515,759
Health Care (32.0%)
*	Biogen Inc.	2,633,838	824,470
	Amgen Inc.	4,215,900	703,254
	Eli Lilly & Co.	7,454,400	598,290
*	BioMarin
	Pharmaceutical Inc.	4,606,100	426,156
	Roche Holding AG	1,506,800	373,289
	Novartis AG ADR	3,007,200	237,449
*	QIAGEN NV	7,983,500	219,067
*	Illumina Inc.	1,168,900	212,342
	Medtronic plc	1,989,100	171,858
*	Boston Scientific Corp.	6,198,800	147,531
*	Seattle Genetics Inc.	1,834,500	99,081
	Thermo Fisher
	Scientific Inc.	517,100	82,250
*	Edwards Lifesciences
	Corp.	560,000	67,514
	PerkinElmer Inc.	997,000	55,942
	Abbott Laboratories	1,299,600	54,960
*	Alkermes plc	750,000	35,272
*	Charles River Laboratories
	International Inc.	420,000	35,003
*	Waters Corp.	145,000	22,981

13

Capital Opportunity Fund

			Market
			Value•
		Shares	($000)
	Agilent Technologies Inc.	233,000	10,972
	AstraZeneca plc ADR	177,500	5,833
	Zimmer Biomet
	Holdings Inc.	27,800	3,615
*,^	ImmunoGen Inc.	1,160,800	3,111
*	Cerner Corp.	10,000	618
			4,390,858
Industrials (16.3%)
	Southwest Airlines Co.	10,935,100	425,266
	FedEx Corp.	2,336,474	408,135
*	United Continental
	Holdings Inc.	4,376,200	229,619
	American Airlines
	Group Inc.	5,203,400	190,497
	Delta Air Lines Inc.	4,690,000	184,599
	Airbus Group SE	2,918,040	176,510
*	JetBlue Airways Corp.	6,985,150	120,424
*	Jacobs Engineering
	Group Inc.	2,233,419	115,513
	Ritchie Bros Auctioneers
	Inc. (New York Shares)	2,487,000	87,219
	Union Pacific Corp.	672,000	65,540
	Rockwell Automation Inc.	520,450	63,672
	IDEX Corp.	595,900	55,758
*	AECOM	1,680,000	49,946
	Curtiss-Wright Corp.	465,000	42,366
*	Spirit Airlines Inc.	198,235	8,431
	Textron Inc.	75,000	2,981
^	Chicago Bridge & Iron
	Co. NV	100,000	2,803
*	Esterline Technologies
	Corp.	30,631	2,329
			2,231,608
Information Technology (32.9%)
	NVIDIA Corp.	5,317,400	364,348
*	Adobe Systems Inc.	3,325,700	360,971
	Texas Instruments Inc.	4,480,300	314,427
	NetApp Inc.	7,456,200	267,081
	Microsoft Corp.	4,530,000	260,928
*	Alibaba Group Holding
	Ltd. ADR	2,204,200	233,182
*	Alphabet Inc. Class A	279,630	224,839
*	Alphabet Inc. Class C	283,622	220,457
*	Flex Ltd.	14,833,902	202,038
	Corning Inc.	8,080,000	191,092
*	Trimble Navigation Ltd.	6,465,500	184,655
*	Micron Technology Inc.	7,881,000	140,124
	KLA-Tencor Corp.	1,754,000	122,271
	QUALCOMM Inc.	1,735,300	118,868
*	Cree Inc.	3,944,900	101,463
*,1	Descartes Systems
	Group Inc.	4,645,000	99,960
	Visa Inc. Class A	1,071,400	88,605
	ASML Holding NV	800,000	87,664

*	BlackBerry Ltd.	9,408,200	75,077
*,1	FormFactor Inc.	5,809,700	63,035
*	Rambus Inc.	4,980,000	62,250
	Hewlett Packard
	Enterprise Co.	2,690,000	61,197
	Plantronics Inc.	1,150,000	59,754
*,^	VMware Inc. Class A	607,700	44,575
	HP Inc.	2,860,000	44,416
*	NeuStar Inc. Class A	1,653,416	43,964
*	Electronic Arts Inc.	500,000	42,700
	Intuit Inc.	320,000	35,203
*	Entegris Inc.	2,019,231	35,175
*	Nuance
	Communications Inc.	2,395,000	34,728
^	Telefonaktiebolaget LM
	Ericsson ADR	4,230,000	30,498
	Intel Corp.	800,000	30,200
	Apple Inc.	261,000	29,506
*	PayPal Holdings Inc.	640,000	26,221
	Jabil Circuit Inc.	1,186,000	25,879
*	eBay Inc.	762,100	25,073
	Teradyne Inc.	1,085,000	23,414
*	Keysight Technologies Inc.	732,000	23,197
*	Yahoo! Inc.	526,300	22,684
*	Dell Technologies Inc -
	VMware Inc	424,069	20,270
	Western Digital Corp.	302,439	17,684
	Analog Devices Inc.	230,000	14,824
	Applied Materials Inc.	425,000	12,814
*	Ciena Corp.	500,000	10,900
*	F5 Networks Inc.	51,650	6,438
*	Mobileye NV	117,431	4,999
*	salesforce.com Inc.	47,800	3,410
	Mastercard Inc.	15,000	1,527
*	Workday Inc. Class A	10,000	917
			4,515,502
Materials (1.7%)
	Monsanto Co.	2,318,786	236,980

Telecommunication Services (0.4%)
	AT&T Inc.	1,308,426	53,135
*	Sprint Corp.	230,000	1,525
			54,660
Total Common Stocks
(Cost $6,453,456)			13,271,786
Temporary Cash Investments (3.9%)
Money Market Fund (3.9%)
[2,3]	Vanguard Market
	Liquidity Fund, 0.640%
	(Cost $536,955)	5,369,255	536,979
Total Investments (100.6%)
(Cost $6,990,411)			13,808,765

14

Capital Opportunity Fund

Amount
($000)
Other Assets and Liabilities (-0.6%)
Other Assets
Investment in Vanguard	1,038
Receivables for Investment Securities Sold	1,145
Receivables for Accrued Income	11,803
Receivables for Capital Shares Issued	5,397
Other Assets	4,140
Total Other Assets	23,523
Liabilities
Payables for Investment Securities
Purchased	(2,623)
Collateral for Securities on Loan	(45,779)
Payables for Investment Advisor	(8,150)
Payables for Capital Shares Redeemed	(30,388)
Payables to Vanguard	(16,541)
Other Liabilities	(2,147)
Total Liabilities	(105,629)
Net Assets (100%)	13,726,659

At September 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	6,189,632
Undistributed Net Investment Income	63,405
Accumulated Net Realized Gains	655,402
Unrealized Appreciation (Depreciation)
Investment Securities	6,818,354
Foreign Currencies	(134)
Net Assets	13,726,659

Investor Shares—Net Assets
Applicable to 38,808,060 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,134,031
Net Asset Value Per Share—
Investor Shares	$54.99

Admiral Shares—Net Assets
Applicable to 91,278,253 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	11,592,628
Net Asset Value Per Share—
Admiral Shares	$127.00

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $44,669,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $45,779,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Capital Opportunity Fund

Statement of Operations

Year Ended
September 30, 2016
($000)
Investment Income
Income
Dividends[1]	148,541
Interest	2,200
Securities Lending—Net	2,944
Total Income	153,685
Expenses
Investment Advisory Fees—Note B	31,992
The Vanguard Group—Note C
Management and Administrative—Investor Shares	4,019
Management and Administrative—Admiral Shares	13,251
Marketing and Distribution—Investor Shares	415
Marketing and Distribution—Admiral Shares	701
Custodian Fees	273
Auditing Fees	33
Shareholders’ Reports—Investor Shares	36
Shareholders’ Reports—Admiral Shares	45
Trustees’ Fees and Expenses	15
Total Expenses	50,780
Net Investment Income	102,905
Realized Net Gain (Loss)
Investment Securities Sold	737,756
Foreign Currencies	(72)
Realized Net Gain (Loss)	737,684
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,030,201
Foreign Currencies	78
Change in Unrealized Appreciation (Depreciation)	1,030,279
Net Increase (Decrease) in Net Assets Resulting from Operations	1,870,868
1 Dividends are net of foreign withholding taxes of $4,594,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Capital Opportunity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	102,905	98,542
Realized Net Gain (Loss)	737,684	706,716
Change in Unrealized Appreciation (Depreciation)	1,030,279	(559,499)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,870,868	245,759
Distributions
Net Investment Income
Investor Shares	(13,445)	(16,335)
Admiral Shares	(71,675)	(69,765)
Realized Capital Gain[1]
Investor Shares	(109,093)	(99,546)
Admiral Shares	(507,435)	(370,543)
Total Distributions	(701,648)	(556,189)
Capital Share Transactions
Investor Shares	(336,913)	(487,925)
Admiral Shares	32,413	816,562
Net Increase (Decrease) from Capital Share Transactions	(304,500)	328,637
Total Increase (Decrease)	864,720	18,207
Net Assets
Beginning of Period	12,861,939	12,843,732
End of Period[2]	13,726,659	12,861,939

1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $3,304,000 and $10,268,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $63,405,000 and $51,816,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Capital Opportunity Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$50.25	$51.42	$44.57	$33.22	$28.17
Investment Operations
Net Investment Income	.375	.349	.272	.270	.216
Net Realized and Unrealized Gain (Loss)
on Investments	7.090	.666	8.314	12.395	6.464
Total from Investment Operations	7.465	1.015	8.586	12.665	6.680
Distributions
Dividends from Net Investment Income	(. 299)	(. 308)	(. 072)[1]	(. 385)[1]	(.161)
Distributions from Realized Capital Gains	(2.426)	(1.877)	(1.664)	(.930)	(1.469)
Total Distributions	(2.725)	(2.185)	(1.736)	(1.315)	(1.630)
Net Asset Value, End of Period	$54.99	$50.25	$51.42	$44.57	$33.22

Total Return[2]	15.20%	1.72%	19.85%	39.40%	24.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,134	$2,283	$2,793	$2,720	$2,432
Ratio of Total Expenses to Average Net Assets	0.45%	0.45%	0.47%	0.48%	0.48%
Ratio of Net Investment Income to
Average Net Assets	0.73%	0.65%	0.57%	0.68%	0.67%
Portfolio Turnover Rate	6%	7%	7%	9%	9%

1 Fiscal 2013 dividends from net investment income include $.157 per share from a dividend received from ASML Holding NV. Subsequent to the payment of the fund’s dividend from net investment income in December 2012, the ASML dividend was reallocated to return of capital.
The reallocation reduced the fund’s dividend from net investment income in December 2013. The reallocation had no impact on net assets, net asset values per share, or total returns.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Capital Opportunity Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$116.06	$118.79	$102.97	$76.75	$65.10
Investment Operations
Net Investment Income	.965	.916	.728	.707	.559
Net Realized and Unrealized Gain (Loss)
on Investments	16.366	1.504	19.185	28.613	14.917
Total from Investment Operations	17.331	2.420	19.913	29.320	15.476
Distributions
Dividends from Net Investment Income	(.791)	(.816)	(.251)[1]	(. 953)[1]	(.434)
Distributions from Realized Capital Gains	(5.600)	(4.334)	(3.842)	(2.147)	(3.392)
Total Distributions	(6.391)	(5.150)	(4.093)	(3.100)	(3.826)
Net Asset Value, End of Period	$127.00	$116.06	$118.79	$102.97	$76.75

Total Return[2]	15.28%	1.78%	19.94%	39.50%	24.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,593	$10,579	$10,051	$7,927	$5,045
Ratio of Total Expenses to Average Net Assets	0.38%	0.38%	0.40%	0.41%	0.41%
Ratio of Net Investment Income to
Average Net Assets	0.80%	0.72%	0.64%	0.75%	0.74%
Portfolio Turnover Rate	6%	7%	7%	9%	9%

1 Fiscal 2013 dividends from net investment income include $.363 per share from a dividend received from ASML Holding NV. Subsequent to the payment of the fund’s dividend from net investment income in December 2012, the ASML dividend was reallocated to return of capital.
The reallocation reduced the fund’s dividend from net investment income in December 2013. The reallocation had no impact on net assets, net asset values per share, or total returns.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Capital Opportunity Fund

Notes to Financial Statements

Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the

20

Capital Opportunity Fund

fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2016, the investment advisory fee represented an effective annual rate of 0.24% of the fund’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

21

Capital Opportunity Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2016, the fund had contributed to Vanguard capital in the amount of $1,038,000, representing 0.01% of the fund’s net assets and 0.42% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	12,721,987	549,799	—
Temporary Cash Investments	536,979	—	—
Total	13,258,966	549,799	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2016, the fund realized net foreign currency losses of $72,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $6,124,000 from undistributed net investment income, and $44,006,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2016, the fund had $89,419,000 of ordinary income and $645,231,000 of long-term capital gains available for distribution.

At September 30, 2016, the cost of investment securities for tax purposes was $6,990,411,000. Net unrealized appreciation of investment securities for tax purposes was $6,818,354,000, consisting of unrealized gains of $7,128,078,000 on securities that had risen in value since their purchase and $309,724,000 in unrealized losses on securities that had fallen in value since their purchase.

22

Capital Opportunity Fund

F. During the year ended September 30, 2016, the fund purchased $793,200,000 of investment securities and sold $1,415,526,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Year Ended September 30,
	2016		2015
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	188,678	3,739	365,789	6,845
Issued in Lieu of Cash Distributions	117,285	2,266	111,603	2,090
Redeemed	(642,876)	(12,626)	(965,317)	(17,816)
Net Increase (Decrease)—Investor Shares	(336,913)	(6,621)	(487,925)	(8,881)
Admiral Shares
Issued	620,027	5,277	1,187,443	9,514
Issued in Lieu of Cash Distributions	526,393	4,406	403,938	3,277
Redeemed	(1,114,007)	(9,555)	(774,819)	(6,256)
Net Increase (Decrease)—Admiral Shares	32,413	128	816,562	6,535

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds			Sept. 30,
	2015		from		Capital Gain	2016
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold[1]	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Descartes Systems Group Inc.	82,170	—	—	—	—	99,960
FormFactor Inc.	39,390	—	—	—	—	63,035
Vanguard Market Liquidity Fund	877,225	NA2	NA [2]	2,200	—	536,979
Total	998,785			2,200	—	699,974
1 Includes net realized gain (loss) on affiliated investment securities sold of $6,000.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

I. Management has determined that no material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statements.

23

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Capital Opportunity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Capital Opportunity Fund (constituting a separate portfolio of Vanguard Horizon Funds, hereafter referred to as the “Fund”) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 15, 2016

Special 2016 tax information (unaudited) for Vanguard Capital Opportunity Fund

This information for the fiscal year ended September 30, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $656,236,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $88,424,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 95.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Capital Opportunity Fund Investor Shares
Periods Ended September 30, 2016

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	15.20%	19.53%	9.42%
Returns After Taxes on Distributions	13.82	18.48	8.53
Returns After Taxes on Distributions and Sale of Fund Shares	9.62	15.83	7.60

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended September 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Opportunity Fund	3/31/2016	9/30/2016	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,105.55	$2.42
Admiral Shares	1,000.00	1,105.89	2.00
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.70	$2.33
Admiral Shares	1,000.00	1,023.10	1.92

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.46% for Investor Shares and 0.38% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of
the Board. Principal Occupation(s) During the Past
Five Years and Other Experience: Chairman of the
Board of The Vanguard Group, Inc., and of each of
the investment companies served by The Vanguard
Group, since January 2010; Director of The Vanguard
Group since 2008; Chief Executive Officer and
President of The Vanguard Group, and of each of
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing
Corporation; Managing Director of The Vanguard
Group (1995–2008).

IndependentTrustees
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years and Other
Experience: Executive Chief Staff and Marketing
Officer for North America and Corporate Vice President
(retired 2008) of Xerox Corporation (document manage-
ment products and services); Executive in Residence
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director
of SPX FLOW, Inc. (multi-industry manufacturing);
Director of the United Way of Rochester, the University
of Rochester Medical Center, Monroe Community
College Foundation, North Carolina A&T University,
and Roberts Wesleyan College.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years and Other
Experience: Chairman and Chief Executive Officer
(retired 2009) and President (2006–2008) of
Rohm and Haas Co. (chemicals); Director of Tyco
International plc (diversified manufacturing and
services), HP Inc. (printer and personal computer
manufacturing), and Delphi Automotive plc
(automotive components); Senior Advisor at
New Mountain Capital.
Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years and
Other Experience: President of the University of
Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Sciences, and Professor of Communication, Annenberg
School for Communication, with secondary faculty
appointments in the Department of Philosophy, School
of Arts and Sciences, and at the Graduate School of
Education, University of Pennsylvania; Trustee of the
National Constitution Center; Chair of the Presidential
Commission for the Study of Bioethical Issues.
JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years and
Other Experience: Corporate Vice President and
Chief Global Diversity Officer (retired 2008) and
Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer
(retired 2009) of Cummins Inc. (industrial machinery);
Chairman of the Board of Hillenbrand, Inc. (specialized
consumer services), and of Oxfam America; Director
of SKF AB (industrial machinery), Hyster-Yale Materials
Handling, Inc. (forklift trucks), the Lumina Foundation
for Education, and the V Foundation for Cancer
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.
Mark Loughridge
Born 1953. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Senior Vice President and Chief Financial
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.
Scott C. Malpass
Born 1962. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Chief Investment Officer and Vice
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors
for Spruceview Capital Partners, and the Investment
Advisory Committee of Major League Baseball; Board
Member of TIFF Advisory Services, Inc., and Catholic
Investment Services, Inc. (investment advisors).
André F. Perold
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment
firm); Director of Rand Merchant Bank; Overseer of
the Museum of Fine Arts Boston.
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and
Other Experience: President and Chief Operating
Officer (retired 2010) of Corning Incorporated
(communications equipment); Chairman of the
Board of Trustees of Colby-Sawyer College;
Member of the Advisory Board of the Norris
Cotton Cancer Center.

Executive Officers
Glenn Booraem
Born 1967. Treasurer Since May 2015. Principal
Occupation(s) During the Past Five Years and
Other Experience: Principal of The Vanguard Group,
Inc.; Treasurer of each of the investment companies
served by The Vanguard Group; Controller of each of
the investment companies served by The Vanguard
Group (2010–2015); Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).
Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Group, Inc.; Chief Financial Officer of each of the
investment companies served by The Vanguard Group;
Treasurer of each of the investment companies served
by The Vanguard Group (1998–2008).
Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Occupation(s) During the Past Five Years and Other
Experience: Head of Global Fund Accounting at The
Vanguard Group, Inc.; Controller of each of the invest-
ment companies served by The Vanguard Group;
Head of International Fund Services at The Vanguard
Group (2008–2014).
Anne E. Robinson
Born 1970. Secretary Since September 2016. Principal
Occupation(s) During the Past Five Years and Other
Experience: Managing Director of The Vanguard Group,
Inc.; General Counsel of The Vanguard Group; Secretary
of The Vanguard Group and of each of the investment
companies served by The Vanguard Group; Director
and Senior Vice President of Vanguard Marketing
Corporation; Managing Director and General Counsel
of Global Cards and Consumer Services at Citigroup
(2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior ManagementTeam
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1110 112016

Annual Report | September 30, 2016

Vanguard Strategic Small-Cap Equity Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisor’s Report.	6
Fund Profile.	8
Performance Summary.	9
Financial Statements.	11
Your Fund’s After-Tax Returns.	24
About Your Fund’s Expenses.	25
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• Vanguard Strategic Small-Cap Equity Fund returned more than 11% for the 12 months ended September 30, 2016. It lagged its benchmark, the MSCI US Small Cap 1750 Index, by about 4 percentage points. The fund also trailed its peer-group average.

• Information technology, materials, and real estate companies were among the fund’s strongest performers. Energy and health care detracted the most from relative performance.

• Effective September 1, real estate was moved out of the financial sector and designated as a new sector, the 11th in the fund’s benchmark.

• Over the ten years ended September 30, the fund’s average annual return was about 1 percentage point below that of the benchmark, but it exceeded its peer-group average.

Total Returns: Fiscal Year Ended September 30, 2016
Total
Returns
Vanguard Strategic Small-Cap Equity Fund	11.14%
MSCI US Small Cap 1750 Index	15.43
Small-Cap Core Funds Average	13.01
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Ten Years Ended September 30, 2016
Average
Annual Return
Strategic Small-Cap Equity Fund	7.40%
MSCI US Small Cap 1750 Index	8.31
Small-Cap Core Funds Average	6.21
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Strategic Small-Cap Equity Fund	0.34%	1.25%

The fund expense ratio shown is from the prospectus dated January 28, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2016, the fund’s expense ratio was 0.29%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Small-Cap Core Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

If you think you’ve had reason to feel uneasy about the investment environment lately, you’re not imagining things. In just the past few months, we’ve seen economic uncertainty, intense political polarization, and super-low bond yields. Yet at the same time, the stock market kept pushing higher.

In this confusing and sometimes contradictory climate, you may be asking yourself a question that I hear often: How do I make sense of all this, keep investing, and still get a good night’s sleep?

As with any problem, there are multiple ways to go at it. But there’s one approach in particular that is simple, straightforward, and nearly foolproof: Save more money. Not only can saving more give you a greater sense of control over your investment plan, it can help compensate for long-term returns that, in our estimation, could fall short of historical averages.

I love the way one of our investment pros put it. Fran Kinniry this summer told The Wall Street Journal, “Investing is always a partnership between you and the markets.” He explained that the markets carried more than their fair share of the weight for a couple of decades, through the 1990s, providing outsized returns that made the investor’s half of the partnership relatively light work. “But now you are going to have to be the majority partner.”

Sobering? Sure. Hopeless? Definitely not.

3

Over the 12 months since last September, U.S. stocks returned 15%, though the rise has not been a one-way ticket straight up. International markets have also posted strong returns, but lower than those of the broad U.S. market. The decision by United Kingdom voters in June to exit the European Union came as a surprise but caused market heartburn for only a few days.

In fixed income, yields remained extremely low—about 1.60% on the 10-year U.S. Treasury note at the end of September, after dipping below 1.40% over the summer. And bond yields in some international markets were negative.

Even this relatively small window of time illustrates a truism of the financial markets: There will always be segments that perform well and others that don’t. Saving more saves you from trying to control the uncontrollable—how economies and the markets perform. And it keeps you in control of one of the most vital parts of your investment program.

Although the “save more” logic is easy to grasp, it’s not always easy to follow. Bills, illness, the loss of a job—these can affect any of us.

But whatever our circumstances, figuring out how to save more is worth the effort. It requires that we make difficult decisions to forgo some consumption today to increase the likelihood of consuming (or consuming more) in the future. This is the very heart of investing. Sacrifices are never fun, so consider carrying them out systematically and in doses that you

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	14.93%	10.78%	16.41%
Russell 2000 Index (Small-caps)	15.47	6.71	15.82
Russell 3000 Index (Broad U.S. market)	14.96	10.44	16.36
FTSE All-World ex US Index (International)	9.62	0.71	6.50

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	5.19%	4.03%	3.08%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	5.58	5.54	4.48
Citigroup Three-Month U.S. Treasury Bill Index	0.20	0.06	0.06

CPI
Consumer Price Index	1.46%	1.03%	1.25%

4

can be comfortable with—for instance, gradually getting up to the max in your IRA, or adding a percentage point or so to the amount you stash in your employer’s retirement plan. As a point of reference, we generally suggest that investors strive for a retirement savings rate of 12%–15%, including any employer contributions.

If you need more convincing about the wisdom of the “save more” course of action, it might be helpful to examine your alternatives. This list is by no means exhaustive, but it hits on a few of the big ones, and none are without risk.

• Reach for yield. With yields so low on many types of bonds, it’s tempting to find the corners of the fixed income market where payouts are juicier. But with the juice comes considerable risk. You need to be aware that you’d be taking on more risk—and how much more.

• Go all-in on a hot-performing asset class or fund. By now, you know better than that, right?

• Sit tight. This approach isn’t a terrible idea; it’s better than panicking and deciding to just “do something,” particularly if that means changing your approach in response to the market’s movements.

Here’s the inescapably challenging part of your partnership with the markets: In the short run, your “partner” is fickle, emotional, and wildly unpredictable. But in the long run, your partner is mostly rational and extremely helpful.

The best way to minimize your vulnerability to the market’s mood swings, and to maximize the benefit of your partner’s longer-term strengths, is to expect less and save more. Maybe the markets will deliver better-than-expected returns. Maybe they’ll be consistent with our more modest expectations. In either case, a higher savings rate can help put you in a better position to reach your goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 18, 2016

5

Advisor’s Report

For the fiscal year ended September 30, 2016, Vanguard Strategic Small-Cap Equity Fund returned 11.14%, lagging its benchmark, the MSCI Small Cap 1750 Index, by 4.29 percentage points.

Overall, equities performed well, with the broad U.S. equity market up 15.02%. Small-capitalization stocks slightly outpaced large- and mid-cap equities, and value-oriented equities outpaced their growth counterparts.

Globally, the U.S. equity market outperformed other developed markets, which returned 6.52%. Emerging markets rebounded from the previous year with strong positive returns. Performance within the small-cap benchmark was positive in all 11 sectors. Materials, utilities, and information technology had the largest returns.

Growth around the globe remains subdued. The U.S. economy grew at an annual rate of 0.8% in the first quarter of 2016 and 1.4% in the second quarter. Positive contributions from personal consumption expenditures, exports, and nonresidential fixed investments were partly offset by declines in private inventory investment and residential fixed investment.

The International Monetary Fund estimated global growth at 2.9% in the first half of 2016, slightly weaker than in the second half of 2015. Brexit is still unfolding, as the long-term arrangements between the United Kingdom and the European Union will be uncertain for some time. Commodity prices have partly recovered.

After hitting a ten-year low in January 2016, oil prices rallied 50% to $45 in August, mostly because of production outages. Nonfuel commodity prices also have increased, with metals prices rising 12% and agricultural commodity prices 9%.

Although it’s important to understand how overall performance is affected by these macroeconomic factors, our approach to investing focuses on specific fundamentals—not technical analysis of stock price movements. We compare all stocks in our investment universe within the same industry group to identify those with characteristics that we believe will outperform over the long run.

To do this, we use a strict quantitative approach that systematically focuses on several key fundamental factors. We believe that attractive stocks exhibit five key characteristics: high quality––healthy balance sheets and steady cash-flow generation; effective use of capital––sound investment policies that favor internal over external funding; consistent earnings growth––the ability to grow earnings year after year; strong market sentiment––market confirmation of our view; and reasonable valuation––avoidance of overpriced stocks.

Using these five themes, we generate a composite rank for all the stocks in our universe each day, seeking to capitalize on investor biases across the market. We monitor our portfolio based on those rankings and adjust when appropriate to maximize expected returns, while minimizing exposure to risks that our

6

research indicates doesn’t improve returns (such as industry selection and other risks relative to our benchmark).

Our portfolio focuses on the attractive stocks from our model that we expect will exhibit future outperformance over time. However, as with any investment management process, there will be periods when our model doesn’t perform as expected. Unfortunately, over the latest fiscal year, the stocks that outperformed had characteristics that our model doesn’t pursue. Although we are disappointed with the performance results, it’s important to remind our investors that we maintain our commitment through different market environments to stocks that have solid fundamentals and that we believe will outperform in the long run.

Although our valuation and management decisions models contributed to performance, our growth and quality signals were weak, and our sentiment model detracted. We always maintain a positive view on each of our five submodels, but we recently introduced a dynamic weighting process that shifts their relative importance through time. This process underweighted the sentiment component and increased the weight of the management decisions component, which mitigated our underper-formance over the period.

Over the 12 months, our portfolio generated positive stock selection results in four sectors. We realized positive contributions from real estate, information technology, materials, and industrials. In real estate, our most successful positions included Government Properties Income,

DuPont Fabros, and Select Income REIT. Performance in IT was driven by Advanced Micro Devices, Gigamon, and Cirrus Logic. Materials benefited from our positions in Trinseo SA, Kraton, and Koppers Holdings.

Unfortunately, we were not able to match the outperformance across all sectors, with the most disappointing stock selection results in energy, health care, and financials. In energy, Alon USA, Western Refining, and CVR Energy hurt performance. In health care, Infinity Pharmaceuticals, Sucampo Pharmaceuticals, and NewLink Genetics detracted. First NBC Bank Holding, MGIC Investment, and Cowen Group likewise didn’t perform as expected in financials.

We believe that the Strategic Small-Cap Equity Fund offers a strong mix of stocks with attractive valuations and growth characteristics relative to its benchmark. Although we recognize that risk can reward or punish us in the near term, we continue to believe that constructing a portfolio that emphasizes the key fundamentals within our model will benefit investors over the long term.

We thank you for your investment and look forward to the coming fiscal year.

Portfolio Managers:

Michael R. Roach, CFA

James P. Stetler, Principal

Binbin Guo, Principal, Head of Equity
Research and Portfolio Strategies

Vanguard Quantitative Equity Group

October 21, 2016

7

Strategic Small-Cap Equity Fund

Fund Profile
As of September 30, 2016

Portfolio Characteristics
		MSCI US	DJ
		Small Cap	U.S. Total
		1750	Market
	Fund	Index	FA Index
Number of Stocks	290	1,709	3,850
Median Market Cap	$1.9B	$2.5B	$51.8B
Price/Earnings Ratio	18.1x	32.3x	23.7x
Price/Book Ratio	2.2x	2.2x	2.8x
Return on Equity	9.8%	10.6%	16.6%
Earnings Growth Rate	11.5%	8.0%	7.6%
Dividend Yield	1.8%	1.6%	2.0%
Foreign Holdings	1.1%	0.0%	0.0%
Turnover Rate	89%	—	—
Ticker Symbol	VSTCX	—	—
Expense Ratio[1]	0.34%	—	—
30-Day SEC Yield	1.58%	—	—
Short-Term Reserves	-0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		MSCI US	Total
		Small Cap	Market
		1750	FA
	Fund	Index	Index
Consumer
Discretionary	12.6%	12.7%	12.8%
Consumer Staples	3.1	3.1	8.7
Energy	4.5	4.5	6.7
Financials	16.3	16.4	13.3
Health Care	12.7	12.5	14.2
Industrials	14.0	14.2	10.3
Information
Technology	17.1	17.0	20.7
Materials	5.8	5.7	3.3
Real Estate	9.9	10.0	4.3
Telecommunication
Services	0.6	0.6	2.4
Utilities	3.4	3.3	3.3

Volatility Measures
	MSCI US	DJ
	Small Cap	U.S. Total
	1750	Market
	Index	FA Index
R-Squared	0.96	0.81
Beta	0.93	1.04
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Computer Sciences	IT Consulting &
Corp.	Other Services	0.8%
Advanced Micro Devices
Inc.	Semiconductors	0.8
WellCare Health Plans	Managed Health
Inc.	Care	0.7
SYNNEX Corp.	Technology
	Distributors	0.7
Hospitality Properties
Trust	Hotel & Resort REITs	0.7
Booz Allen Hamilton	IT Consulting &
Holding Corp.	Other Services	0.7
Cirrus Logic Inc.	Semiconductors	0.7
NCR Corp.	Technology
	Hardware, Storage &
	Peripherals	0.7
Synovus Financial Corp.	Regional Banks	0.7
Popular Inc.	Regional Banks	0.7
Top Ten		7.2%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 28, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2016, the expense ratio was 0.29%.

8

Strategic Small-Cap Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2006, Through September 30, 2016
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2016
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Strategic Small-Cap Equity Fund	11.14%	17.39%	7.40%	$20,416
••••••••	MSCI US Small Cap 1750 Index	15.43	16.59	8.31	22,217

– – – –	Dow Small-Cap Jones Core U.S. Funds Total Stock Average Market	13.01	14.38	6.21	18,266
	Float Adjusted Index	14.93	16.30	7.49	20,592
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

9

Strategic Small-Cap Equity Fund

Fiscal-Year Total Returns (%): September 30, 2006, Through September 30, 2016

10

Strategic Small-Cap Equity Fund

Financial Statements

Statement of Net Assets
As of September 30, 2016

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.6%)[1]
Consumer Discretionary (12.5%)
*	MSG Networks Inc.	425,916	7,926
*	Boyd Gaming Corp.	395,271	7,818
	Children’s Place Inc.	96,621	7,717
	Big Lots Inc.	161,322	7,703
*	Cooper-Standard Holding
	Inc.	77,650	7,672
	American Eagle Outfitters
	Inc.	414,934	7,411
	Bloomin’ Brands Inc.	426,729	7,357
*	Smith & Wesson Holding
	Corp.	274,995	7,312
	Bob Evans Farms Inc.	187,467	7,180
	Tupperware Brands Corp.	102,767	6,718
	Regal Entertainment
	Group Class A	301,046	6,548
	Rent-A-Center Inc.	499,647	6,316
*	American Axle &
	Manufacturing Holdings
	Inc.	364,741	6,281
*	Denny’s Corp.	581,323	6,214
	AMC Entertainment
	Holdings Inc.	194,290	6,040
	Sturm Ruger & Co. Inc.	103,493	5,978
*	Express Inc.	438,352	5,168
*	Strayer Education Inc.	100,581	4,695
	Ruth’s Hospitality Group
	Inc.	301,818	4,262
	Ethan Allen Interiors Inc.	129,333	4,044
	Barnes & Noble Inc.	317,027	3,582
	Visteon Corp.	47,653	3,415
	Cato Corp. Class A	98,227	3,231
*	Genesco Inc.	55,600	3,028
	Movado Group Inc.	134,869	2,897
	Cheesecake Factory Inc.	57,779	2,892
^,*	Weight Watchers
	International Inc.	192,075	1,982
	Papa John’s International
	Inc.	25,000	1,971

	Time Inc.	133,126	1,928
	Gannett Co. Inc.	154,563	1,799
	Libbey Inc.	85,197	1,521
*	Francesca’s Holdings Corp.	95,900	1,480
*	TopBuild Corp.	43,056	1,429
	Callaway Golf Co.	117,112	1,360
*	BJ’s Restaurants Inc.	37,283	1,325
*	Dave & Buster’s
	Entertainment Inc.	29,955	1,174
*	Scientific Games Corp.
	Class A	102,200	1,152
	GNC Holdings Inc. Class A	52,400	1,070
	Nexstar Broadcasting
	Group Inc. Class A	14,460	834
	Brinker International Inc.	13,900	701
*	Tile Shop Holdings Inc.	22,400	371
			169,502
Consumer Staples (3.1%)
	Dean Foods Co.	431,110	7,070
	Universal Corp.	117,981	6,869
	Fresh Del Monte
	Produce Inc.	109,150	6,538
*	SUPERVALU Inc.	983,225	4,906
	Energizer Holdings Inc.	87,229	4,358
	Ingles Markets Inc. Class A	95,752	3,786
*	Central Garden & Pet Co.	108,952	2,833
^,*	Amplify Snack Brands Inc.	104,419	1,692
*	Central Garden & Pet Co.
	Class A	59,546	1,477
	Lancaster Colony Corp.	10,028	1,325
*	Sprouts Farmers Market Inc.	35,706	737
	SpartanNash Co.	22,277	644
			42,235
Energy (4.5%)
	Rowan Cos. plc Class A	587,811	8,911
^,*	Transocean Ltd.	775,678	8,269
*	Enbridge Energy
	Management LLC	308,374	7,845
^,*	Denbury Resources Inc. 2,383,011		7,697

11

Strategic Small-Cap Equity Fund

			Market
			Value•
		Shares	($000)
	Diamond Offshore Drilling
	Inc.	320,695	5,648
*	McDermott International
	Inc.	980,684	4,913
^,*	Sanchez Energy Corp.	478,836	4,233
	Archrock Inc.	315,129	4,122
*	TETRA Technologies Inc.	611,300	3,735
^	Atwood Oceanics Inc.	369,868	3,214
	World Fuel Services Corp.	25,214	1,167
*	Unit Corp.	60,500	1,125
			60,879
Financials (16.2%)
	Synovus Financial Corp.	282,941	9,204
	Popular Inc.	240,354	9,186
	Assured Guaranty Ltd.	321,341	8,917
	Washington Federal Inc.	316,134	8,434
	Cathay General Bancorp	265,823	8,182
	Universal Insurance
	Holdings Inc.	311,531	7,851
	Primerica Inc.	147,907	7,844
*	KCG Holdings Inc. Class A	502,043	7,797
	CNO Financial Group Inc.	493,217	7,531
	Capital Bank Financial Corp.	234,260	7,522
*	Flagstar Bancorp Inc.	267,146	7,413
*	INTL. FCStone Inc.	186,510	7,246
	Central Pacific Financial
	Corp.	284,268	7,161
*	Walker & Dunlop Inc.	280,913	7,096
^,*	Credit Acceptance Corp.	34,591	6,955
	NorthStar Asset
	Management Group Inc.	530,586	6,860
	Great Western Bancorp Inc.	200,346	6,676
	Nelnet Inc. Class A	160,733	6,489
^,*	World Acceptance Corp.	118,934	5,833
	Banc of California Inc.	320,055	5,588
	IBERIABANK Corp.	81,500	5,470
	Heritage Insurance
	Holdings Inc.	340,528	4,907
	Sterling Bancorp	252,504	4,419
*	Essent Group Ltd.	155,240	4,131
	Federal Agricultural
	Mortgage Corp.	100,672	3,977
	Union Bankshares Corp.	140,511	3,761
	Aspen Insurance Holdings
	Ltd.	79,663	3,712
	LPL Financial Holdings Inc.	119,136	3,563
	TCF Financial Corp.	230,754	3,348
	International Bancshares
	Corp.	106,163	3,162
	Old National Bancorp	206,100	2,898
	Maiden Holdings Ltd.	218,110	2,768
	Dime Community
	Bancshares Inc.	146,260	2,451
^,*	BofI Holding Inc.	79,139	1,773

	RenaissanceRe Holdings
	Ltd.	14,537	1,747
	Investors Bancorp Inc.	130,085	1,562
	Federated Investors Inc.
	Class B	52,100	1,544
	Enterprise Financial
	Services Corp.	48,315	1,510
	Flushing Financial Corp.	58,003	1,376
	Fulton Financial Corp.	86,327	1,253
	HCI Group Inc.	41,247	1,252
	First Financial Corp.	26,645	1,084
	Old Republic International
	Corp.	60,430	1,065
	Virtus Investment Partners
	Inc.	10,100	988
	First Financial Bancorp	44,891	980
	MarketAxess Holdings Inc.	5,800	960
	Greenhill & Co. Inc.	34,800	820
	Brookline Bancorp Inc.	64,117	782
*	Ambac Financial Group Inc.	41,888	770
*	Green Dot Corp. Class A	28,000	646
	Morningstar Inc.	8,000	634
			219,098
Health Care (12.7%)
*	WellCare Health Plans Inc.	85,076	9,962
*	Charles River Laboratories
	International Inc.	106,069	8,840
*	PRA Health Sciences Inc.	156,019	8,817
*	Five Prime Therapeutics
	Inc.	158,864	8,339
*	INC Research Holdings
	Inc. Class A	184,399	8,221
	Bruker Corp.	360,115	8,157
*	Array BioPharma Inc.	1,205,557	8,138
*	Prestige Brands Holdings
	Inc.	167,128	8,067
*	Masimo Corp.	132,956	7,910
	Chemed Corp.	54,386	7,672
*	Emergent BioSolutions Inc.	239,300	7,545
*	PAREXEL International
	Corp.	94,209	6,543
*	Orthofix International NV	136,228	5,826
	Owens & Minor Inc.	163,493	5,678
*	ABIOMED Inc.	44,011	5,659
*	Cambrex Corp.	123,318	5,483
*	Halyard Health Inc.	158,118	5,480
*	Inogen Inc.	74,509	4,463
*	Cynosure Inc. Class A	76,207	3,882
*	Amedisys Inc.	72,604	3,444
*	LHC Group Inc.	92,049	3,395
*	Triple-S Management Corp.
	Class B	153,905	3,375
*	HMS Holdings Corp.	149,449	3,313
*	Healthways Inc.	120,700	3,194
*	PharMerica Corp.	110,347	3,097

12

Strategic Small-Cap Equity Fund

			Market
			Value•
		Shares	($000)
*	FibroGen Inc.	104,100	2,155
	Phibro Animal Health Corp.
	Class A	65,555	1,782
*	Infinity Pharmaceuticals
	Inc.	1,138,454	1,776
*	Amphastar
	Pharmaceuticals Inc.	73,944	1,403
*	Merit Medical Systems Inc.	57,449	1,395
*	Allscripts Healthcare
	Solutions Inc.	97,980	1,290
*	VCA Inc.	18,424	1,289
*	VWR Corp.	44,514	1,262
*	Surgical Care Affiliates Inc.	25,359	1,236
*	Aratana Therapeutics Inc.	130,300	1,220
*	OraSure Technologies Inc.	113,700	906
	Kindred Healthcare Inc.	74,000	756
			170,970
Industrials (14.0%)
	BWX Technologies Inc.	231,568	8,885
*	Hawaiian Holdings Inc.	178,134	8,657
	Greenbrier Cos. Inc.	226,437	7,993
*	Meritor Inc.	716,173	7,971
	Universal Forest Products
	Inc.	79,647	7,844
	GATX Corp.	175,936	7,838
	Insperity Inc.	106,042	7,703
*	Wabash National Corp.	539,441	7,682
	General Cable Corp.	507,413	7,601
	SkyWest Inc.	280,391	7,405
	Global Brass & Copper
	Holdings Inc.	253,069	7,311
*	ACCO Brands Corp.	703,134	6,778
	Brink’s Co.	181,155	6,717
	Comfort Systems USA Inc.	213,029	6,244
	Huntington Ingalls
	Industries Inc.	39,733	6,096
	Aircastle Ltd.	294,071	5,840
	Douglas Dynamics Inc.	166,505	5,318
	West Corp.	230,648	5,093
*	Continental Building
	Products Inc.	225,124	4,725
*	Spirit AeroSystems
	Holdings Inc. Class A	101,300	4,512
	Ennis Inc.	263,315	4,437
	Herman Miller Inc.	147,567	4,220
*	Swift Transportation Co.	169,705	3,644
	Briggs & Stratton Corp.	189,090	3,527
*	MasTec Inc.	115,855	3,445
	Quad/Graphics Inc.	123,756	3,307
	RR Donnelley & Sons Co.	198,773	3,125
*	Trex Co. Inc.	48,581	2,853
*	NCI Building Systems Inc.	187,531	2,736
*	MRC Global Inc.	157,068	2,581
	Griffon Corp.	103,736	1,765

	American Railcar
	Industries Inc.	41,878	1,737
*	Gibraltar Industries Inc.	43,226	1,606
*	Lydall Inc.	31,040	1,587
	Insteel Industries Inc.	39,083	1,416
*	TriNet Group Inc.	60,829	1,316
	Kforce Inc.	63,342	1,298
	Triumph Group Inc.	44,286	1,235
*	JetBlue Airways Corp.	58,669	1,011
*	Aegion Corp. Class A	50,530	964
*	Chart Industries Inc.	29,100	955
*	Energy Recovery Inc.	49,900	797
*	American Woodmark Corp.	7,916	638
			188,413
Information Technology (17.0%)
	Computer Sciences Corp.	216,791	11,319
*	Advanced Micro Devices
	Inc.	1,535,320	10,609
	SYNNEX Corp.	84,757	9,672
	Booz Allen Hamilton
	Holding Corp. Class A	293,619	9,281
*	Cirrus Logic Inc.	174,368	9,268
*	NCR Corp.	286,837	9,233
*	Tech Data Corp.	107,218	9,082
*	NETGEAR Inc.	143,208	8,663
	Travelport Worldwide Ltd.	560,213	8,420
*	GoDaddy Inc. Class A	242,495	8,373
*	Synaptics Inc.	142,494	8,347
	CSG Systems
	International Inc.	181,395	7,497
*	Cardtronics plc Class A	167,366	7,465
*	CACI International Inc.
	Class A	69,543	7,017
*	Manhattan Associates Inc.	120,606	6,949
*	MaxLinear Inc.	340,660	6,905
*	Sykes Enterprises Inc.	237,642	6,685
	EarthLink Holdings Corp.	1,077,718	6,682
*	Viavi Solutions Inc.	825,624	6,101
	Leidos Holdings Inc.	135,524	5,865
*	ePlus Inc.	59,754	5,641
*	Itron Inc.	93,559	5,217
*	Gigamon Inc.	93,717	5,136
*	Advanced Energy
	Industries Inc.	107,266	5,076
*	Aspen Technology Inc.	106,639	4,990
*	Angie’s List Inc.	467,600	4,634
	ManTech International
	Corp. Class A	115,255	4,344
*	Sanmina Corp.	150,097	4,273
*	Plexus Corp.	77,354	3,619
*	Avid Technology Inc.	416,509	3,307
	CSRA Inc.	109,027	2,933
	TeleTech Holdings Inc.	100,165	2,904
*	Super Micro Computer Inc.	116,804	2,730
*	Inphi Corp.	58,176	2,531

13

Strategic Small-Cap Equity Fund

			Market
			Value•
		Shares	($000)
*	Sigma Designs Inc.	293,500	2,286
	Science Applications
	International Corp.	25,700	1,783
*	Benchmark Electronics Inc.	59,745	1,491
*	TTM Technologies Inc.	123,000	1,408
*	ShoreTel Inc.	147,550	1,180
*	Xcerra Corp.	92,022	558
			229,474
Materials (5.8%)
	Cabot Corp.	171,520	8,990
	Worthington Industries Inc.	183,431	8,810
	Trinseo SA	151,476	8,568
	Schnitzer Steel Industries
	Inc.	375,774	7,854
	Rayonier Advanced
	Materials Inc.	584,988	7,821
^,*	AK Steel Holding Corp.	1,611,415	7,783
	Commercial Metals Co.	473,766	7,670
*	Coeur Mining Inc.	612,706	7,248
*	Koppers Holdings Inc.	196,177	6,313
	Chemours Co.	195,179	3,123
	Mercer International Inc.	297,777	2,522
	Steel Dynamics Inc.	39,500	987
			77,689
Real Estate (9.9%)
	Hospitality Properties Trust	313,330	9,312
	Lexington Realty Trust	791,254	8,150
	Sunstone Hotel Investors
	Inc.	636,598	8,142
	NorthStar Realty Finance
	Corp.	605,449	7,974
	Select Income REIT	296,109	7,965
	Washington Prime Group
	Inc.	635,604	7,869
	CBL & Associates
	Properties Inc.	641,713	7,790
	Government Properties
	Income Trust	343,856	7,778
	DuPont Fabros Technology
	Inc.	188,463	7,774
	Care Capital Properties Inc.	200,095	5,703
	Outfront Media Inc.	229,863	5,436
	Brandywine Realty Trust	338,399	5,286
	Ryman Hospitality
	Properties Inc.	107,861	5,195
	GEO Group Inc.	205,177	4,879
	Spirit Realty Capital Inc.	365,650	4,874
	LaSalle Hotel Properties	173,100	4,132
	Summit Hotel Properties
	Inc.	297,114	3,910
	Piedmont Office Realty
	Trust Inc. Class A	139,690	3,041
	Apple Hospitality REIT Inc.	160,458	2,970
	Mack-Cali Realty Corp.	102,394	2,787
	Sabra Health Care REIT Inc.	91,047	2,292

Global Net Lease Inc.	279,041	2,277
Gaming and Leisure
Properties Inc.	63,758	2,133
Universal Health Realty
Income Trust	22,411	1,412
Monmouth Real Estate
Investment Corp.	85,761	1,224
One Liberty Properties Inc.	47,185	1,140
Tier REIT Inc.	58,631	905
RAIT Financial Trust	257,300	870
Getty Realty Corp.	15,279	366
		133,586
Telecommunication Services (0.6%)
* Cincinnati Bell Inc.	1,582,611	6,457
Windstream Holdings Inc.	105,700	1,062
Cogent Communications
Holdings Inc.	18,283	673
		8,192
Utilities (3.3%)
Great Plains Energy Inc.	320,001	8,733
ONE Gas Inc.	132,924	8,220
Southwest Gas Corp.	117,349	8,198
Avista Corp.	177,146	7,403
Unitil Corp.	70,250	2,744
NRG Yield Inc.	142,670	2,420
^ Spark Energy Inc. Class A	73,284	2,135
Ormat Technologies Inc.	42,440	2,055
Middlesex Water Co.	48,707	1,716
Otter Tail Corp.	38,231	1,322
		44,946
Total Common Stocks
(Cost $1,202,173)		1,344,984
Temporary Cash Investments (1.2%)[1]
Money Market Fund (1.2%)
[2,3] Vanguard Market
Liquidity Fund, 0.640%	157,327	15,734

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[4,5] Federal Home Loan
Bank Discount Notes,
0.380%, 10/5/16	500	500
[4,5] Federal Home Loan
Bank Discount Notes,
0.511%, 10/12/16	100	100
		600
Total Temporary Cash Investments
(Cost $16,334)		16,334
Total Investments (100.8%)
(Cost $1,218,507)		1,361,318

14

Strategic Small-Cap Equity Fund

Amount
($000)
Other Assets and Liabilities (-0.8%)
Other Assets
Investment in Vanguard	103
Receivables for Investment Securities Sold 2,283
Receivables for Accrued Income	1,258
Receivables for Capital Shares Issued	554
Other Assets [6]	1,279
Total Other Assets	5,477
Liabilities
Payables for Investment Securities
Purchased	(2,216)
Collateral for Securities on Loan	(11,557)
Payables for Capital Shares Redeemed	(1,596)
Payables to Vanguard	(665)
Other Liabilities	(217)
Total Liabilities	(16,251)
Net Assets (100%)
Applicable to 42,946,963 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,350,544
Net Asset Value Per Share	$31.45

At September 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,193,807
Undistributed Net Investment Income	13,973
Accumulated Net Realized Losses	(136)
Unrealized Appreciation (Depreciation)
Investment Securities	142,811
Futures Contracts	89
Net Assets	1,350,544

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $11,158,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.8%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $11,557,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $400,000 have been segregated as initial margin for open futures contracts.
6 Cash of $300,000 has been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Strategic Small-Cap Equity Fund

Statement of Operations

Year Ended
September 30, 2016
($000)
Investment Income
Income
Dividends	22,785
Interest[1]	34
Securities Lending—Net	1,257
Total Income	24,076
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,050
Management and Administrative	1,908
Marketing and Distribution	309
Custodian Fees	23
Auditing Fees	35
Shareholders’ Reports	39
Trustees’ Fees and Expenses	1
Total Expenses	3,365
Net Investment Income	20,711
Realized Net Gain (Loss)
Investment Securities Sold[1]	(193)
Futures Contracts	721
Realized Net Gain (Loss)	528
Change in Unrealized Appreciation (Depreciation)
Investment Securities	115,399
Futures Contracts	216
Change in Unrealized Appreciation (Depreciation)	115,615
Net Increase (Decrease) in Net Assets Resulting from Operations	136,854
1 Interest income and realized net gain (loss) from an affiliated company of the fund were $34,000 and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Strategic Small-Cap Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	20,711	10,602
Realized Net Gain (Loss)	528	14,991
Change in Unrealized Appreciation (Depreciation)	115,615	(43,049)
Net Increase (Decrease) in Net Assets Resulting from Operations	136,854	(17,456)
Distributions
Net Investment Income	(11,861)	(4,646)
Realized Capital Gain[1]	(11,722)	(45,915)
Total Distributions	(23,583)	(50,561)
Capital Share Transactions
Issued	561,076	586,229
Issued in Lieu of Cash Distributions	22,050	47,237
Redeemed	(291,039)	(165,424)
Net Increase (Decrease) from Capital Share Transactions	292,087	468,042
Total Increase (Decrease)	405,358	400,025
Net Assets
Beginning of Period	945,186	545,161
End of Period[2]	1,350,544	945,186
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $0 and $6,762,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $13,973,000 and $7,198,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Strategic Small-Cap Equity Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$28.95	$30.91	$27.94	$21.37	$16.44
Investment Operations
Net Investment Income	.494	.368	.277	.345	.238
Net Realized and Unrealized Gain (Loss)
on Investments	2.682	.349	3.201	6.585	4.888
Total from Investment Operations	3.176	.717	3.478	6.930	5.126
Distributions
Dividends from Net Investment Income	(. 340)	(. 246)	(. 232)	(. 360)	(.196)
Distributions from Realized Capital Gains	(.336)	(2.431)	(.276)	—	—
Total Distributions	(. 676)	(2.677)	(. 508)	(. 360)	(.196)
Net Asset Value, End of Period	$31.45	$28.95	$30.91	$27.94	$21.37

Total Return[1]	11.14%	2.10%	12.48%	32.94%	31.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,351	$945	$545	$377	$259
Ratio of Total Expenses to Average Net Assets	0.29%	0.34%	0.38%	0.38%	0.38%
Ratio of Net Investment Income to
Average Net Assets	1.78%	1.34%	0.96%	1.40%	1.16%
Portfolio Turnover Rate	89%	62%	64%	64%	66%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Strategic Small-Cap Equity Fund

Notes to Financial Statements

Vanguard Strategic Small-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2016, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

19

Strategic Small-Cap Equity Fund

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

20

Strategic Small-Cap Equity Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2016, the fund had contributed to Vanguard capital in the amount of $103,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,344,984	—	—
Temporary Cash Investments	15,734	600	—
Futures Contracts—Assets[1]	70	—	—
Futures Contracts— Liabilities[1]	(5)	—	—
Total	1,360,783	600	—
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	December 2016	49	6,117	89

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

21

Strategic Small-Cap Equity Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $2,075,000 from undistributed net investment income to paid-in capital.

For tax purposes, at September 30, 2016, the fund had $14,462,000 of ordinary income available for distribution.

At September 30, 2016, the cost of investment securities for tax purposes was $1,218,507,000. Net unrealized appreciation of investment securities for tax purposes was $142,811,000, consisting of unrealized gains of $184,513,000 on securities that had risen in value since their purchase and $41,702,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2016, the fund purchased $1,329,124,000 of investment securities and sold $1,036,779,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended September 30,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	19,461	18,723
Issued in Lieu of Cash Distributions	751	1,590
Redeemed	(9,919)	(5,297)
Net Increase (Decrease) in Shares Outstanding	10,293	15,016

H. Management has determined that no material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Strategic Small-Cap Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Strategic Small-Cap Equity Fund (constituting a separate portfolio of Vanguard Horizon Funds, hereafter referred to as the “Fund”) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 15, 2016

Special 2016 tax information (unaudited) for Vanguard Strategic Small-Cap Equity Fund

This information for the fiscal year ended September 30, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $12,036,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The fund distributed $8,953,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 72.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

23

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Strategic Small-Cap Equity Fund
Periods Ended September 30, 2016
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	11.14%	17.39%	7.40%
Returns After Taxes on Distributions	10.48	16.54	6.90
Returns After Taxes on Distributions and Sale of Fund Shares	6.68	14.00	5.93

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Six Months Ended September 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Small-Cap Equity Fund	3/31/2016	9/30/2016	Period
Based on Actual Fund Return	$1,000.00	$1,076.69	$1.40
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.65	1.37

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.27%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

27

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

28

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of
the Board. Principal Occupation(s) During the Past
Five Years and Other Experience: Chairman of the
Board of The Vanguard Group, Inc., and of each of
the investment companies served by The Vanguard
Group, since January 2010; Director of The Vanguard
Group since 2008; Chief Executive Officer and
President of The Vanguard Group, and of each of
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing
Corporation; Managing Director of The Vanguard
Group (1995–2008).

IndependentTrustees
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years and Other
Experience: Executive Chief Staff and Marketing
Officer for North America and Corporate Vice President
(retired 2008) of Xerox Corporation (document manage-
ment products and services); Executive in Residence
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director
of SPX FLOW, Inc. (multi-industry manufacturing);
Director of the United Way of Rochester, the University
of Rochester Medical Center, Monroe Community
College Foundation, North Carolina A&T University,
and Roberts Wesleyan College.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years and Other
Experience: Chairman and Chief Executive Officer
(retired 2009) and President (2006–2008) of
Rohm and Haas Co. (chemicals); Director of Tyco
International plc (diversified manufacturing and
services), HP Inc. (printer and personal computer
manufacturing), and Delphi Automotive plc
(automotive components); Senior Advisor at
New Mountain Capital.
Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years and
Other Experience: President of the University of
Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Sciences, and Professor of Communication, Annenberg
School for Communication, with secondary faculty
appointments in the Department of Philosophy, School
of Arts and Sciences, and at the Graduate School of
Education, University of Pennsylvania; Trustee of the
National Constitution Center; Chair of the Presidential
Commission for the Study of Bioethical Issues.
JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years and
Other Experience: Corporate Vice President and
Chief Global Diversity Officer (retired 2008) and
Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer
(retired 2009) of Cummins Inc. (industrial machinery);
Chairman of the Board of Hillenbrand, Inc. (specialized
consumer services), and of Oxfam America; Director
of SKF AB (industrial machinery), Hyster-Yale Materials
Handling, Inc. (forklift trucks), the Lumina Foundation
for Education, and the V Foundation for Cancer
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.
Mark Loughridge
Born 1953. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Senior Vice President and Chief Financial
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.
Scott C. Malpass
Born 1962. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Chief Investment Officer and Vice
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors
for Spruceview Capital Partners, and the Investment
Advisory Committee of Major League Baseball; Board
Member of TIFF Advisory Services, Inc., and Catholic
Investment Services, Inc. (investment advisors).
André F. Perold
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment
firm); Director of Rand Merchant Bank; Overseer of
the Museum of Fine Arts Boston.
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and
Other Experience: President and Chief Operating
Officer (retired 2010) of Corning Incorporated
(communications equipment); Chairman of the
Board of Trustees of Colby-Sawyer College;
Member of the Advisory Board of the Norris
Cotton Cancer Center.

Executive Officers
Glenn Booraem
Born 1967. Treasurer Since May 2015. Principal
Occupation(s) During the Past Five Years and
Other Experience: Principal of The Vanguard Group,
Inc.; Treasurer of each of the investment companies
served by The Vanguard Group; Controller of each of
the investment companies served by The Vanguard
Group (2010–2015); Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).
Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Group, Inc.; Chief Financial Officer of each of the
investment companies served by The Vanguard Group;
Treasurer of each of the investment companies served
by The Vanguard Group (1998–2008).
Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Occupation(s) During the Past Five Years and Other
Experience: Head of Global Fund Accounting at The
Vanguard Group, Inc.; Controller of each of the invest-
ment companies served by The Vanguard Group;
Head of International Fund Services at The Vanguard
Group (2008–2014).
Anne E. Robinson
Born 1970. Secretary Since September 2016. Principal
Occupation(s) During the Past Five Years and Other
Experience: Managing Director of The Vanguard Group,
Inc.; General Counsel of The Vanguard Group; Secretary
of The Vanguard Group and of each of the investment
companies served by The Vanguard Group; Director
and Senior Vice President of Vanguard Marketing
Corporation; Managing Director and General Counsel
of Global Cards and Consumer Services at Citigroup
(2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior ManagementTeam
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6150 112016

Annual Report | September 30, 2016

Vanguard Global Equity Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisors’ Report.	6
Fund Profile.	11
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	32
About Your Fund’s Expenses.	33
Glossary.	35

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• The fund returned more than 12% for the 12 months ended September 30, 2016.

It bested its benchmark’s 11.96% return and the 10.44% average return of its peers.

• The advisors’ selections in emerging markets (+29%) were the leading outperformers versus the benchmark. Among countries, the fund’s U.S. stocks (+12%) were the most notable underperformers.

• Nine of the ten industry sectors represented in the fund during the entire 12 months posted positive results. Information technology (+31%) posted the highest return and made the most significant contribution to the fund’s outperformance.

• Real estate was one of the best-performing financial subsectors as investors favored the steady income from real estate investment trusts. Effective September 1, the index provider designated real estate as a separate sector, the 11th in the benchmark.

• The fund’s average annual return for the ten years ended September 30, 2016, exceeded that of its benchmark index and its peer group.

Total Returns: Fiscal Year Ended September 30, 2016
Total
Returns
Vanguard Global Equity Fund	12.11%
MSCI All Country World Index	11.96
Global Funds Average	10.44
Global Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Total Returns: Ten Years Ended September 30, 2016
Average
Annual Return
Global Equity Fund	4.51%
Spliced Global Equity Index	4.36
Global Funds Average	3.99
For a benchmark description, see the Glossary.
Global Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Global Equity Fund	0.57%	1.27%

The fund expense ratio shown is from the prospectus dated January 28, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2016, the fund’s expense ratio was 0.51%. This decrease from the estimated expense ratio reflects a performance-based investment advisory fee adjustment. When the performance adjustment is positive, the fund’s expenses increase; when it is negative, expenses decrease. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Peer group: Global Funds.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

If you think you’ve had reason to feel uneasy about the investment environment lately, you’re not imagining things. In just the past few months, we’ve seen economic uncertainty, intense political polarization, and super-low bond yields. Yet at the same time, the stock market kept pushing higher.

In this confusing and sometimes contradictory climate, you may be asking yourself a question that I hear often: How do I make sense of all this, keep investing, and still get a good night’s sleep?

As with any problem, there are multiple ways to go at it. But there’s one approach in particular that is simple, straightforward, and nearly foolproof: Save more money. Not only can saving more give you a greater sense of control over your investment plan, it can help compensate for long-term returns that, in our estimation, could fall short of historical averages.

I love the way one of our investment pros put it. Fran Kinniry this summer told The Wall Street Journal, “Investing is always a partnership between you and the markets.” He explained that the markets carried more than their fair share of the weight for a couple of decades, through the 1990s, providing outsized returns that made the investor’s half of the partnership relatively light work. “But now you are going to have to be the majority partner.”

Sobering? Sure. Hopeless? Definitely not.

Over the 12 months since last September, U.S. stocks returned 15%, though the rise has not been a one-way ticket straight up. International markets have also posted strong returns, but lower than those of the broad U.S. market. The decision by United Kingdom voters in June to exit the European Union came as a surprise but caused market heartburn for only a few days.

In fixed income, yields remained extremely low—about 1.60% on the 10-year U.S. Treasury note at the end of September, after dipping below 1.40% over the summer. And bond yields in some international markets were negative.

Even this relatively small window of time illustrates a truism of the financial markets: There will always be segments that perform well and others that don’t. Saving more saves you from trying to control the uncontrollable—how economies and the markets perform. And it keeps you in control of one of the most vital parts of your investment program.

Although the “save more” logic is easy to grasp, it’s not always easy to follow. Bills, illness, the loss of a job—these can affect any of us.

But whatever our circumstances, figuring out how to save more is worth the effort. It requires that we make difficult decisions to forgo some consumption today to increase the likelihood of consuming (or consuming more) in the future. This is the very heart of investing. Sacrifices are never fun, so consider carrying them out systematically and in doses that you

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2016
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	14.93%	10.78%	16.41%
Russell 2000 Index (Small-caps)	15.47	6.71	15.82
Russell 3000 Index (Broad U.S. market)	14.96	10.44	16.36
FTSE All-World ex US Index (International)	9.62	0.71	6.50

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	5.19%	4.03%	3.08%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	5.58	5.54	4.48
Citigroup Three-Month U.S. Treasury Bill Index	0.20	0.06	0.06

CPI
Consumer Price Index	1.46%	1.03%	1.25%

can be comfortable with—for instance, gradually getting up to the max in your IRA, or adding a percentage point or so to the amount you stash in your employer’s retirement plan. As a point of reference, we generally suggest that investors strive for a retirement savings rate of 12%–15%, including any employer contributions.

If you need more convincing about the wisdom of the “save more” course of action, it might be helpful to examine your alternatives. This list is by no means exhaustive, but it hits on a few of the big ones, and none are without risk.

• Reach for yield. With yields so low on many types of bonds, it’s tempting to find the corners of the fixed income market where payouts are juicier. But with the juice comes considerable risk. You need to be aware that you’d be taking on more risk—and how much more.

• Go all-in on a hot-performing asset class or fund. By now, you know better than that, right?

• Sit tight. This approach isn’t a terrible idea; it’s better than panicking and deciding to just “do something,” particularly if that means changing your approach in response to the market’s movements.

Here’s the inescapably challenging part of your partnership with the markets: In the short run, your “partner” is fickle, emotional, and wildly unpredictable. But in the long run, your partner is mostly rational and extremely helpful.

The best way to minimize your vulnerability to the market’s mood swings, and to maximize the benefit of your partner’s longer-term strengths, is to expect less and save more. Maybe the markets will deliver better-than-expected returns. Maybe they’ll be consistent with our more modest expectations. In either case, a higher savings rate can help put you in a better position to reach your goals.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 18, 2016

Advisors’ Report

For the fiscal year ended September 30, 2016, Vanguard Global Equity Fund returned 12.11%, outpacing its benchmark index and the average return of its peers. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the year and its effect on portfolio positioning. These comments were prepared on October 21, 2016.

Vanguard Global Equity Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	33	1,469	A long-term, active, bottom-up investment approach is
			used to identify companies that can generate
			above-average growth in earnings and cash flow.
Acadian Asset Management LLC	32	1,467	A quantitative, active, bottom-up investment process
			that combines stock and peer-group valuation to arrive
			at a return forecast for each of more than 35,000
			securities in the global universe.
Marathon Asset Management	32	1,455	A long-term and contrarian investment philosophy and
LLP			process with a focus on industry capital cycle analysis
			and in-depth management assessment.
Cash Investments	3	124	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

Baillie Gifford Overseas Ltd.

Portfolio Managers:

Charles Plowden,
Joint Senior Partner and
Lead Portfolio Manager

Spencer Adair, CFA,
Partner and Investment Manager,
Global Alpha Strategy

Malcolm MacColl,
Partner and Investment Manager,
Global Alpha Strategy

Although investors in global stock markets have been rewarded by rising share prices over the past 12 months, a rise in volatility has also reminded us that patience is a virtue. In early 2016, markets fell on concerns about a Chinese economic slowdown and its impact on global growth. However, as the year progressed sentiment improved, driven by a recognition that the global economy has continued to grow steadily. While the United Kingdom’s decision to leave the European Union triggered another fall in markets at the end of June, that decline was short-lived, and share prices rose toward the end of the reporting period.

Against this backdrop, stock selection helped our results. Several technology businesses contributed strongly. Amazon stood out, as both its e-commerce and its cloud computing businesses are growing rapidly. Elsewhere, Chinese e-commerce firm Alibaba, Naspers (media conglomerate with a large holding in Chinese social media platform Tencent), and Yandex (Russian search engine) are all also delivering impressive growth. As share prices rise, we reassess investments to determine if their new, higher prices are justified. These technology platforms remain attractive to us as long-term growth investors; they are relatively capital-light and can dominate their chosen markets.

Our enthusiasm for technology platforms has led us to research this area more broadly, both to review existing investments and to look for new opportunities. Consequently, we purchased Ctrip (Chinese travel website) and LINE (Japanese social media platform) and sold eBay and Twitter, both of which were failing to deliver operationally.

We also took advantage of stock market volatility to make some modest changes. Most recently, following the United Kingdom’s vote to leave the European Union, we trimmed our positions in Ryanair (Europe’s low-cost airline) and CRH (construction materials, mainly for the U.S. market). Europe is a key market for both companies, and we think further political uncertainty there could lead to weaker demand. We also added to our stake in Prudential. Although the life insurer is based in the United Kingdom, the majority of its new business profits are from Asian markets with considerable potential for long-term growth. Portfolio turnover remains low, consistent with our long-term approach.

Political uncertainty—particularly around upcoming elections in the United States and Europe—will distract many over the coming weeks and months. We remain focused on finding exceptional individual companies in which to invest, and we remain optimistic about our ability to add value in years to come.

Acadian Asset Management LLC

Portfolio Managers:

John R. Chisholm, CFA,
Executive Vice President and
Chief Investment Officer

Brendan O. Bradley, Ph.D.,
Senior Vice President and
Director of Portfolio Management

Global equities notched solid returns for the year ended September 30, 2016, as gains early and late in the period helped buffer losses in the middle. As 2015 drew to a close, an October rally offset declines fueled by geopolitical worries, disappointing signals from the European Central Bank and the Bank of Japan, uncertainty over the Fed’s next move, and continued weakness in energy prices. In December, market reaction to the Federal Reserve’s first rate hike in over nine years was mixed. Volatility returned to global financial markets at the start of 2016, with steep declines amid renewed worries about growth, particularly in China and other emerging markets; plunging oil prices; and already weak inflation around the world. Indications of a more cautious stance from the Fed, ramifications from energy weakness, and a banking sector under mounting pressures helped solidify a “risk-off” tone.

Global equities regained some ground heading into the second quarter of 2016, helped mainly by more stable oil prices, the Fed’s decision to leave interest rates on hold, and cautious optimism about global growth. Although the unexpected outcome of the Brexit vote in late June led to a sharp sell-off and a spike in volatility, global equities steadily recovered through the third quarter. Even as a number of macroeconomic developments remained in flux—particularly around the direction of oil prices and the potential for divergent central bank policies—the final three months of the period were tranquil overall.

We focused on attractively valued stocks that appeared likely to rise in price based on earnings data, price characteristics, and various measures of company quality. Based on bottom-up stock selection, the portfolio was overweighted relative to the benchmark in markets including Canada,

Taiwan, the United States, and South Korea. We were underweighted in the United Kingdom, France, and Switzerland. Our sector allocations focused on health care, energy, and information technology, and were light in consumer discretionary, financials, and materials.

Underperformance at the stock level was partially offset by some positive returns from country allocations. Our U.S. selections, particularly within energy, detracted most. Industrials (notably airlines) also lagged. Our selections in Japan and South Korea added some value. From a country allocation standpoint, underweights to the United Kingdom, Switzerland, and France helped most.

In terms of sectors, our overweighting of information technology and consumer discretionary added relative value.

Marathon Asset Management LLP

Portfolio Managers:

Neil M. Ostrer,
Co-Head of Global Equity

William J. Arah,
Co-Head of Global Equity

In a period rife with market-moving news, including the surprising result of the Brexit referendum, strong stock selection helped our results most. Overall currency positions resulting from stock selection also contributed positively. Regional allocation, on the other hand, hurt results.

More specifically, stock selection was a positive contributor across every region of the portfolio except Japan. The portfolio’s overweight exposure to Japan and its underweight to the United States pushed down performance. In terms of currency effects, the stronger Japanese yen boosted performance while the weaker British pound detracted from it.

At the stock level, Linear Technology contributed most, helped by its acquisition by Analog Devices, and Texas Instruments rose on positive sentiment for analog semiconductors. Several blue-chip companies also contributed, including Johnson & Johnson and Procter & Gamble. McDonald’s continued to trend upwards on turnaround efforts by new management. Canadian Natural Resources rallied. European wind turbine manufacturer Vestas continued to benefit from improved margins and demand for green power. Not owning scandal-ridden Valeant Pharmaceuticals also helped results

Both valuations and profit margins remain high in North America. The U.S. economy continues to be resilient, with low unemployment and healthy consumer confidence. There are also signs of wage growth picking up. There has been little aggregate earnings growth, however, thanks to the headwinds of a strong dollar, persistent weakness in the industrial and energy sectors, and disruptive competition in the retail and media segments.

Despite persistent hesitancy from the Federal Reserve, interest rates seem set to rise in the near term, and asset prices seem vulnerable to correction. Uncertainty around the upcoming presidential election may be a negative catalyst. There is, however, an acknowledgment that this seems to be the consensus view, and it is possible that markets will continue to climb this wall of worry. Investor hopes for a continuation of the bull market are now shifting away from central bank policy toward fiscal stimulus and a potential recovery in capital spending—but equity markets may need to move lower before they make progress.

Over the coming months, the outlook for European markets will be influenced not only by the progress of Brexit negotiations but also by a series of important European political events, including the Italian referendum and the French and German elections. The European Central Bank and the Bank of England remain accommodative, while the U.S. and Chinese economies are likely to have a positive impact. In addition, earnings reports were, on balance, fairly upbeat, with a majority beating expectations.

Global Equity Fund

Fund Profile
As of September 30, 2016

Portfolio Characteristics
		MSCI All
		Country
	Fund	World Index
Number of Stocks	1,045	2,461
Median Market Cap	$20.1B	$45.4B
Price/Earnings Ratio	22.2x	22.0x
Price/Book Ratio	2.3x	2.1x
Return on Equity	15.8%	16.2%
Earnings Growth
Rate	7.8%	7.0%
Dividend Yield	1.9%	2.5%
Turnover Rate	45%	—
Ticker Symbol	VHGEX	—
Expense Ratio[1]	0.57%	—
Short-Term Reserves	1.4%	—

Sector Diversification (% of equity exposure)
		MSCI All
		Country
	Fund	World Index
Consumer Discretionary	13.3%	12.3%
Consumer Staples	10.1	10.4
Energy	4.9	6.9
Financials	17.9	16.9
Health Care	11.1	11.7
Industrials	12.0	10.4
Information Technology	20.4	15.8
Materials	4.4	5.1
Real Estate	1.7	3.4
Telecommunication Services	2.9	3.8
Utilities	1.3	3.3

Volatility Measures
MSCI All
Country
World Index
R-Squared	0.96
Beta	0.95
These measures show the degree and timing of the fund’s
fluctuations compared with the index over 36 months.

Ten Largest Holdings (% of total net assets)
Amazon.com Inc.	Internet & Direct
	Marketing Retail	2.3%
Samsung Electronics Co. Technology
Ltd.	Hardware, Storage &
	Peripherals	1.6
Procter & Gamble Co.	Household Products	1.2
Alphabet Inc.	Internet Software &
	Services	1.2
Naspers Ltd.	Cable & Satellite	1.1
Taiwan Semiconductor
Manufacturing Co. Ltd.	Semiconductors	1.0
Prudential plc	Life & Health
	Insurance	1.0
Coca-Cola Co.	Soft Drinks	1.0
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	0.9
Royal Caribbean Cruises	Hotels, Resorts &
Ltd.	Cruise Lines	0.9
Top Ten		12.2%
The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated January 28, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2016, the expense ratio was 0.51%.

Global Equity Fund

Market Diversification (% of equity exposure)
		MSCI All
		Country
		World
	Fund	Index
Europe
United Kingdom	6.7%	6.3%
Germany	2.8	3.0
Switzerland	2.3	3.0
Ireland	1.5	0.2
Sweden	1.4	0.9
France	1.3	3.2
Denmark	1.3	0.6
Other	3.7	3.9
Subtotal	21.0%	21.1%
Pacific
Japan	9.1%	7.9%
South Korea	2.8	1.6
Australia	1.6	2.4
Hong Kong	1.4	1.2
Other	0.5	0.5
Subtotal	15.4%	13.6%
Emerging Markets
Taiwan	2.8%	1.3%
China	2.7	3.0
South Africa	1.6	0.8
India	1.1	0.9
Other	3.1	3.1
Subtotal	11.3%	9.1%
North America
United States	49.0%	52.7%
Canada	3.2	3.2
Subtotal	52.2%	55.9%
Middle East
Other	0.1%	0.2%
Other	0.0%	0.1%

Global Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2006, Through September 30, 2016
Initial Investment of $10,000

Average Annual Total Returns
Periods Ended September 30, 2016
Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Global Equity Fund	12.11%	12.54%	4.51%	$15,546

•••••••• Global Spliced Funds Global Average Equity Index	10.44 11.96	10.25 10.63	3.99 4.36	14,782 15,325
For a benchmark description, see the Glossary.
Global Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Global Equity Fund

Fiscal-Year Total Returns (%): September 30, 2006, Through September 30, 2016

For a benchmark description, see the Glossary.

Global Equity Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of September 30, 2016

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Australia †		65,903	1.5%
Austria †		2,760	0.1%
Belgium †		6,879	0.2%
Brazil †		31,832	0.7%
Canada †		143,650	3.2%
Chile †		11,593	0.3%
China
* Alibaba Group Holding Ltd. ADR	264,258	27,956	0.6%
* Baidu Inc. ADR	112,357	20,457	0.5%
China—Other †		69,310	1.5%
		117,723	2.6%
Colombia †		2,374	0.1%
Cyprus †		236	0.0%
Czech Republic †		474	0.0%
Denmark †		56,109	1.2%
Finland †		25,068	0.6%
France †		53,119	1.2%

Global Equity Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Germany
SAP SE	429,798	39,107	0.9%
Germany—Other †		78,816	1.7%
		117,923	2.6%
Greece †		2,141	0.0%
Hong Kong
AIA Group Ltd.	3,784,000	25,353	0.6%
Hong Kong—Other †		37,364	0.8%
		62,717	1.4%
Hungary †		373	0.0%
India †		46,720	1.0%
Indonesia †		8,188	0.2%
Ireland
CRH plc	942,597	31,256	0.7%
Ireland—Other †		33,853	0.7%
		65,109	1.4%
Israel †		3,755	0.1%

[1]Italy †		21,064	0.5%
Japan
MS&AD Insurance Group Holdings Inc.	1,133,400	31,618	0.7%
Daito Trust Construction Co. Ltd.	145,500	23,253	0.5%
Japan—Other †		340,318	7.6%
		395,189	8.8%
Luxembourg †		2,395	0.1%
Malaysia †		22,013	0.5%
Mexico †		4,857	0.1%
Netherlands
Unilever NV	476,652	21,988	0.5%
Netherlands—Other †		17,258	0.4%
		39,246	0.9%
New Zealand †		1,425	0.0%
Norway †		29,073	0.6%
Other
2 Vanguard FTSE Emerging Markets ETF	421,149	15,848	0.4%
Peru †		1,143	0.0%
Philippines †		1,688	0.0%

Global Equity Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Poland †		1,937	0.0%

Qatar †		1,921	0.0%

Russia †		33,759	0.7%

Singapore †		20,627	0.5%

South Africa
Naspers Ltd.	282,364	48,936	1.1%
South Africa—Other †		20,946	0.4%
		69,882	1.5%
South Korea
Samsung Electronics Co. Ltd.	33,578	48,938	1.1%
Samsung Electronics Co. Ltd. GDR	32,887	23,682	0.5%
South Korea—Other †		52,083	1.2%
		124,703	2.8%

Spain †		26,838	0.6%

Sweden
Svenska Handelsbanken AB Class A	1,768,064	24,280	0.5%
Sweden—Other †		35,961	0.8%
		60,241	1.3%
Switzerland
Nestle SA	324,871	25,598	0.6%
Switzerland—Other †		78,383	1.7%
		103,981	2.3%
Taiwan
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,356,486	41,495	0.9%
Hon Hai Precision Industry Co. Ltd.	11,148,717	28,226	0.6%
Chunghwa Telecom Co. Ltd.	5,644,000	19,921	0.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	789,577	4,631	0.1%
Taiwan—Other †		28,872	0.6%
		123,145	2.7%

Thailand †		6,559	0.1%

Turkey †		7,316	0.2%

United Kingdom
Prudential plc	2,536,608	45,021	1.0%
Reckitt Benckiser Group plc	221,853	20,907	0.5%
Royal Dutch Shell plc Class A	791,410	19,800	0.4%
1 United Kingdom—Other †		203,316	4.5%
		289,044	6.4%
United States
Consumer Discretionary
* Amazon.com Inc.	125,698	105,248	2.3%
Royal Caribbean Cruises Ltd.	549,584	41,191	0.9%
* CarMax Inc.	406,640	21,694	0.5%
Consumer Discretionary—Other †		123,434	2.8%
		291,567	6.5%

Global Equity Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Consumer Staples
Procter & Gamble Co.	615,340	55,227	1.2%
Coca-Cola Co.	1,051,531	44,501	1.0%
Colgate-Palmolive Co.	437,656	32,448	0.7%
PepsiCo Inc.	277,980	30,236	0.7%
Consumer Staples—Other †		87,631	1.9%
		250,043	5.5%
Energy
Exxon Mobil Corp.	396,117	34,573	0.8%
Apache Corp.	325,185	20,770	0.5%
EOG Resources Inc.	211,202	20,425	0.4%
Energy—Other †		20,726	0.4%
		96,494	2.1%
Financials
* Berkshire Hathaway Inc. Class B	268,568	38,800	0.9%
First Republic Bank	423,434	32,651	0.7%
* Markel Corp.	34,304	31,860	0.7%
Moody’s Corp.	279,879	30,305	0.7%
TD Ameritrade Holding Corp.	741,980	26,147	0.6%
Wells Fargo & Co.	510,039	22,585	0.5%
Financials—Other †		174,097	3.8%
		356,445	7.9%
Health Care
Johnson & Johnson	259,146	30,613	0.7%
* Waters Corp.	173,914	27,564	0.6%
Anthem Inc.	208,861	26,172	0.6%
* Mettler-Toledo International Inc.	57,107	23,975	0.5%
* WellCare Health Plans Inc.	193,900	22,704	0.5%
Health Care—Other †		241,809	5.4%
		372,837	8.3%

Industrials †		147,130	3.3%

Information Technology
* Alphabet Inc. Class C	57,929	45,028	1.0%
Apple Inc.	366,170	41,395	0.9%
Microsoft Corp.	653,918	37,666	0.8%
* Facebook Inc. Class A	276,942	35,523	0.8%
Intel Corp.	641,298	24,209	0.5%
Visa Inc. Class A	269,925	22,323	0.5%
Linear Technology Corp.	363,301	21,540	0.5%
Mastercard Inc.	199,029	20,255	0.5%
* Alphabet Inc. Class A	11,994	9,644	0.2%
Information Technology—Other †		221,005	4.9%
		478,588	10.6%
Materials
Martin Marietta Materials Inc.	114,290	20,470	0.4%
Materials—Other †		44,930	1.0%
		65,400	1.4%

Other †		—	0.0%

Real Estate †		21,148	0.5%

Global Equity Fund

Market	Percentage
Value•	of Net
Shares	($000)	Assets
Telecommunication Services
AT&T Inc.	776,150	31,520	0.7%
Telecommunication Services—Other †	2,210	0.0%
33,730	0.7%
2,113,382	46.8%
Total Common Stocks (Cost $3,762,084)	4,341,922	96.2%[3]

Coupon
Temporary Cash Investments
Money Market Fund
[4,5] Vanguard Market Liquidity Fund	0.640%	1,793,806	179,399	4.0%

Face
Maturity	Amount
Date	($000)
U.S. Government and Agency Obligations
6	United States Treasury Bill	0.281%–0.300%	12/15/16–
12/22/16	1,500	1,499	0.0%
6	U.S. Government and
Agency Obligations—Other †	5,600	0.1%
7,099	0.1%
Total Temporary Cash Investments (Cost $186,494)	186,498	4.1%[3]
[7]Total Investments (Cost $3,948,578)	4,528,420	100.3%

Amount
($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard	337
Receivables for Investment Securities Sold	4,894
Receivables for Accrued Income	10,767
Receivables for Capital Shares Issued	1,898
Other Assets[6]	12,854
Total Other Assets	30,750	0.7%
Liabilities
Payables for Investment Securities Purchased	(6,137)
Collateral for Securities on Loan	(21,355)
Payables to Investment Advisor	(3,081)
Payables for Capital Shares Redeemed	(1,904)
Payables to Vanguard	(7,908)
Other Liabilities	(3,338)
Total Liabilities	(43,723)	(1.0%)
Net Assets	4,515,447	100.0%
Applicable to 179,337,922 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,515,447
Net Asset Value Per Share	$25.18

Global Equity Fund

At September 30, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	4,210,222
Undistributed Net Investment Income	41,358
Accumulated Net Realized Losses	(317,086)
Unrealized Appreciation (Depreciation)
Investment Securities	579,842
Futures Contracts	1,557
Forward Currency Contracts	(140)
Foreign Currencies	(306)
Net Assets	4,515,447

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the aggregate value of these securities was $5,177,000, representing 0.1% of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.4% and 1.9%, respectively, of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
5 Includes $21,355,000 of collateral received for securities on loan.
6 Securities with a value of $5,899,000 and cash of $2,613,000 have been segregated as initial margin for open futures contracts.
7 The total value of securities on loan is $19,743,000.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Statement of Operations

Year Ended
September 30, 2016
($000)
Investment Income
Income
Dividends[1,2]	88,032
Interest[2]	677
Securities Lending—Net	1,990
Total Income	90,699
Expenses
Investment Advisory Fees—Note B
Basic Fee	10,369
Performance Adjustment	2,004
The Vanguard Group—Note C
Management and Administrative	8,247
Marketing and Distribution	634
Custodian Fees	472
Auditing Fees	46
Shareholders’ Reports	61
Trustees’ Fees and Expenses	6
Total Expenses	21,839
Net Investment Income	68,860
Realized Net Gain (Loss)
Investment Securities Sold[2]	47,882
Futures Contracts	4,795
Foreign Currencies and Forward Currency Contracts	1,212
Realized Net Gain (Loss)	53,889
Change in Unrealized Appreciation (Depreciation)
Investment Securities	365,038
Futures Contracts	3,059
Foreign Currencies and Forward Currency Contracts	308
Change in Unrealized Appreciation (Depreciation)	368,405
Net Increase (Decrease) in Net Assets Resulting from Operations	491,154
1 Dividends are net of foreign withholding taxes of $3,925,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $424,000, $626,000, and
$4,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	68,860	67,373
Realized Net Gain (Loss)	53,889	237,228
Change in Unrealized Appreciation (Depreciation)	368,405	(475,371)
Net Increase (Decrease) in Net Assets Resulting from Operations	491,154	(170,770)
Distributions
Net Investment Income	(72,900)	(69,095)
Realized Capital Gain	—	—
Total Distributions	(72,900)	(69,095)
Capital Share Transactions
Issued	475,200	435,287
Issued in Lieu of Cash Distributions	68,287	65,332
Redeemed	(589,795)	(648,717)
Net Increase (Decrease) from Capital Share Transactions	(46,308)	(148,098)
Total Increase (Decrease)	371,946	(387,963)
Net Assets
Beginning of Period	4,143,501	4,531,464
End of Period[1]	4,515,447	4,143,501
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $41,358,000 and $42,018,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$22.85	$24.19	$21.94	$18.21	$15.24
Investment Operations
Net Investment Income	.385	.373	.353	.342	.320
Net Realized and Unrealized Gain (Loss)
on Investments	2.350	(1.338)	2.255	3.730	3.012
Total from Investment Operations	2.735	(.965)	2.608	4.072	3.332
Distributions
Dividends from Net Investment Income	(. 405)	(. 375)	(. 358)	(. 342)	(. 362)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 405)	(. 375)	(. 358)	(. 342)	(. 362)
Net Asset Value, End of Period	$25.18	$22.85	$24.19	$21.94	$18.21

Total Return[1]	12.11%	-4.09%	11.95%	22.72%	22.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,515	$4,144	$4,531	$4,499	$3,853
Ratio of Total Expenses to Average Net Assets[2]	0.51%	0.57%	0.61%	0.61%	0.57%
Ratio of Net Investment Income to
Average Net Assets	1.61%	1.49%	1.45%	1.69%	1.82%
Portfolio Turnover Rate	45%	36%	45%	70%	67%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.05%, 0.08%, 0.08%, 0.07%, and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Notes to Financial Statements

Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-

Global Equity Fund

house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended September 30, 2016, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Global Equity Fund

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2016, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firms Baillie Gifford Overseas Ltd., Acadian Asset Management LLC, and Marathon Asset Management LLP each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd., Acadian Asset Management LLC, and Marathon Asset Management LLP are subject to quarterly adjustments based on performance relative to the MSCI All Country World Index for the preceding three years.

Global Equity Fund

Vanguard manages the cash reserves of the fund as described below.

For the year ended September 30, 2016, the aggregate investment advisory fee represented an effective annual basic rate of 0.24% of the fund’s average net assets, before an increase of $2,004,000 (0.05%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2016, the fund had contributed to Vanguard capital in the amount of $337,000, representing 0.01% of the fund’s net assets and 0.13% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—International	391,656	1,836,884	—
Common Stocks—United States	2,113,382	—	—
Temporary Cash Investments	179,399	7,099	—
Futures Contracts—Assets[1]	438	—	—
Futures Contracts—Liabilities[1]	(202)	—	—
Forward Currency Contracts—Assets	—	296	—
Forward Currency Contracts—Liabilities	—	(436)	—
Total	2,684,673	1,843,843	—
1 Represents variation margin on the last day of the reporting period.

Global Equity Fund

E. At September 30, 2016, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	438	296	734
Other Liabilities	(202)	(436)	(638)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2016, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	4,795	—	4,795
Forward Currency Contracts	—	401	401
Realized Net Gain (Loss) on Derivatives	4,795	401	5,196

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	3,059	—	3,059
Forward Currency Contracts	—	230	230
Change in Unrealized Appreciation (Depreciation) on Derivatives	3,059	230	3,289

At September 30, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value Long	Appreciation
Futures Contracts	Expiration	Contracts	(Short)	(Depreciation)
E-mini S&P 500 Index	December 2016	618	66,756	872
Dow Jones EURO STOXX 50 Index	December 2016	469	15,780	173
Topix Index	December 2016	63	8,231	83
FTSE 100 Index	December 2016	89	7,928	259
S&P ASX 200 Index	December 2016	41	4,248	170
				1,557

Unrealized appreciation (depreciation) on open E-mini S&P 500 Index, Dow Jones EURO STOXX 50 Index, and FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

Global Equity Fund

At September 30, 2016, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation

	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
The Toronto-Dominion Bank	12/21/16	EUR	11,304	USD	12,759	(10)
Barclays Bank plc	12/21/16	EUR	8,428	USD	9,516	(10)
BNP Paribas	12/13/16	JPY	735,489	USD	7,213	64
JPMorgan Chase Bank, N.A.	12/20/16	AUD	8,449	USD	6,292	162
Bank of America, N.A.	12/21/16	GBP	4,556	USD	6,098	(181)
Barclays Bank plc	12/13/16	JPY	521,200	USD	5,108	49
Goldman Sachs International	12/21/16	GBP	3,712	USD	4,934	(114)
JPMorgan Chase Bank, N.A.	12/21/16	GBP	556	USD	743	(21)
BNP Paribas	12/21/16	EUR	634	USD	715	—
Barclays Bank plc	12/21/16	USD	7,115	EUR	6,343	(39)
Citibank, N.A.	12/13/16	USD	4,090	JPY	415,200	(19)
Goldman Sachs International	12/21/16	USD	3,831	GBP	2,934	21
Barclays Bank plc	12/20/16	USD	1,881	AUD	2,503	(31)
JPMorgan Chase Bank, N.A.	12/20/16	USD	493	AUD	659	(11)
						(140)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2016, the fund realized net foreign currency gains of $811,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended September 30, 2016, the fund realized gains on the

Global Equity Fund

sale of passive foreign investment companies of $2,733,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at September 30, 2016, had unrealized appreciation of $6,930,000, all of which has been distributed and is reflected in the balance of undistributed net investment income.

The fund realized gains on the sale of securities that were subject to capital gains tax in certain foreign countries. Capital gains taxes reduce realized gains for financial statement purposes but are treated as an expense for tax purposes. Accordingly, $164,000 of capital gains tax has been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at September 30, 2016, the fund had $56,823,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $53,120,000 to offset taxable capital gains realized during the year ended September 30, 2016. At September 30, 2016, the fund had available capital losses totaling $316,665,000 to offset future net capital gains. Of this amount, $293,404,000 is subject to expiration on September 30, 2018. Capital losses of $23,261,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At September 30, 2016, the cost of investment securities for tax purposes was $3,955,722,000. Net unrealized appreciation of investment securities for tax purposes was $572,698,000, consisting of unrealized gains of $812,230,000 on securities that had risen in value since their purchase and $239,532,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended September 30, 2016, the fund purchased $1,861,365,000 of investment securities and sold $1,920,866,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended September 30,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	19,970	17,696
Issued in Lieu of Cash Distributions	2,933	2,678
Redeemed	(24,908)	(26,391)
Net Increase (Decrease) in Shares Outstanding	(2,005)	(6,017)

I. Management has determined that no material events or transactions occurred subsequent to September 30, 2016, that would require recognition or disclosure in these financial statement.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Global Equity Fund:

In our opinion, the accompanying statement of net assets—investment summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Global Equity Fund (constituting a separate portfolio of Vanguard Horizon Funds, hereafter referred to as the “Fund”) at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 15, 2016

Special 2016 tax information (unaudited) for Vanguard Global Equity Fund

This information for the fiscal year ended September 30, 2016, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $72,900,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 45.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund designates to shareholders foreign source income of $43,790,000 and foreign taxes paid of $4,043,000. Shareholders will receive more detailed information with their Form 1099-DIV in
January 2017 to determine the calendar-year amounts to be included on their 2016 tax returns.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2016. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Global Equity Fund
Periods Ended September 30, 2016
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	12.11%	12.54%	4.51%
Returns After Taxes on Distributions	11.71	12.17	3.92
Returns After Taxes on Distributions and Sale of Fund Shares	7.23	10.06	3.55

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Equity Fund	3/31/2016	9/30/2016	Period
Based on Actual Fund Return	$1,000.00	$1,067.85	$2.58
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.50	2.53

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.50%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Spliced Global Equity Index: MSCI All Country World Index returns gross of taxes through March
31, 2007; MSCI All Country World Index returns net of withholding taxes thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of
the Board. Principal Occupation(s) During the Past
Five Years and Other Experience: Chairman of the
Board of The Vanguard Group, Inc., and of each of
the investment companies served by The Vanguard
Group, since January 2010; Director of The Vanguard
Group since 2008; Chief Executive Officer and
President of The Vanguard Group, and of each of
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing
Corporation; Managing Director of The Vanguard
Group (1995–2008).

IndependentTrustees
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years and Other
Experience: Executive Chief Staff and Marketing
Officer for North America and Corporate Vice President
(retired 2008) of Xerox Corporation (document manage-
ment products and services); Executive in Residence
and 2009–2010 Distinguished Minett Professor at
the Rochester Institute of Technology; Lead Director
of SPX FLOW, Inc. (multi-industry manufacturing);
Director of the United Way of Rochester, the University
of Rochester Medical Center, Monroe Community
College Foundation, North Carolina A&T University,
and Roberts Wesleyan College.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years and Other
Experience: Chairman and Chief Executive Officer
(retired 2009) and President (2006–2008) of
Rohm and Haas Co. (chemicals); Director of Tyco
International plc (diversified manufacturing and
services), HP Inc. (printer and personal computer
manufacturing), and Delphi Automotive plc
(automotive components); Senior Advisor at
New Mountain Capital.
Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years and
Other Experience: President of the University of
Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Sciences, and Professor of Communication, Annenberg
School for Communication, with secondary faculty
appointments in the Department of Philosophy, School
of Arts and Sciences, and at the Graduate School of
Education, University of Pennsylvania; Trustee of the
National Constitution Center; Chair of the Presidential
Commission for the Study of Bioethical Issues.
JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years and
Other Experience: Corporate Vice President and
Chief Global Diversity Officer (retired 2008) and
Member of the Executive Committee (1997–2008)
of Johnson & Johnson (pharmaceuticals/medical
devices/consumer products); Director of Skytop
Lodge Corporation (hotels) and the Robert Wood
Johnson Foundation; Member of the Advisory
Board of the Institute for Women’s Leadership
at Rutgers University.

F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other
Experience: President and Chief Operating Officer
(retired 2009) of Cummins Inc. (industrial machinery);
Chairman of the Board of Hillenbrand, Inc. (specialized
consumer services), and of Oxfam America; Director
of SKF AB (industrial machinery), Hyster-Yale Materials
Handling, Inc. (forklift trucks), the Lumina Foundation
for Education, and the V Foundation for Cancer
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.
Mark Loughridge
Born 1953. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Senior Vice President and Chief Financial
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.
Scott C. Malpass
Born 1962. Trustee Since March 2012. Principal
Occupation(s) During the Past Five Years and Other
Experience: Chief Investment Officer and Vice
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee, the Board of Advisors
for Spruceview Capital Partners, and the Investment
Advisory Committee of Major League Baseball; Board
Member of TIFF Advisory Services, Inc., and Catholic
Investment Services, Inc. (investment advisors).
André F. Perold
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School
(retired 2011); Chief Investment Officer and Managing
Partner of HighVista Strategies LLC (private investment
firm); Director of Rand Merchant Bank; Overseer of
the Museum of Fine Arts Boston.
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and
Other Experience: President and Chief Operating
Officer (retired 2010) of Corning Incorporated
(communications equipment); Chairman of the
Board of Trustees of Colby-Sawyer College;
Member of the Advisory Board of the Norris
Cotton Cancer Center.

Executive Officers
Glenn Booraem
Born 1967. Treasurer Since May 2015. Principal
Occupation(s) During the Past Five Years and
Other Experience: Principal of The Vanguard Group,
Inc.; Treasurer of each of the investment companies
served by The Vanguard Group; Controller of each of
the investment companies served by The Vanguard
Group (2010–2015); Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).
Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Group, Inc.; Chief Financial Officer of each of the
investment companies served by The Vanguard Group;
Treasurer of each of the investment companies served
by The Vanguard Group (1998–2008).
Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Occupation(s) During the Past Five Years and Other
Experience: Head of Global Fund Accounting at The
Vanguard Group, Inc.; Controller of each of the invest-
ment companies served by The Vanguard Group;
Head of International Fund Services at The Vanguard
Group (2008–2014).
Anne E. Robinson
Born 1970. Secretary Since September 2016. Principal
Occupation(s) During the Past Five Years and Other
Experience: Managing Director of The Vanguard Group,
Inc.; General Counsel of The Vanguard Group; Secretary
of The Vanguard Group and of each of the investment
companies served by The Vanguard Group; Director
and Senior Vice President of Vanguard Marketing
Corporation; Managing Director and General Counsel
of Global Cards and Consumer Services at Citigroup
(2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior ManagementTeam
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1290 112016

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2016: $149,000
Fiscal Year Ended September 30, 2015: $142,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2016: $9,629,849
Fiscal Year Ended September 30, 2015: $7,000,200

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing
Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2016: $2,717,627
Fiscal Year Ended September 30, 2015: $2,899,096

Includes fees billed in connection with assurance and related services provided to the
Registrant, other registered investment companies in the Vanguard complex, The Vanguard
Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended September 30, 2016: $254,050
Fiscal Year Ended September 30, 2015: $353,389

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended September 30, 2016: $214,225
Fiscal Year Ended September 30, 2015: $202,313

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2016: $468,275
Fiscal Year Ended September 30, 2015: $555,702

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2016

		Market
		Value
	Shares	($000)

Common Stocks (96.2%)[1]
Australia (1.5%)
Brambles Ltd.	1,452,541	13,356
Caltex Australia Ltd.	303,878	8,022
Aristocrat Leisure Ltd.	512,134	6,213
BlueScope Steel Ltd.	1,032,385	6,134
Qantas Airways Ltd.	2,503,330	6,005
Cochlear Ltd.	33,471	3,628
Newcrest Mining Ltd.	194,403	3,230
Coca-Cola Amatil Ltd.	312,849	2,459
Alumina Ltd.	1,642,895	1,840
Cleanaway Waste Management Ltd.	1,736,239	1,493
Orica Ltd.	117,880	1,375
ALS Ltd.	273,936	1,256
Fairfax Media Ltd.	1,612,912	1,171
BHP Billiton Ltd.	51,757	895
Iluka Resources Ltd.	166,853	805
* Metcash Ltd.	496,051	799
Asaleo Care Ltd.	624,888	766
Regis Resources Ltd.	246,581	713
Sigma Pharmaceuticals Ltd.	555,893	605
DuluxGroup Ltd.	118,177	598
Resolute Mining Ltd.	402,129	592
GUD Holdings Ltd.	72,599	587
Amcor Ltd.	49,459	575
Spotless Group Holdings Ltd.	621,817	511
Mirvac Group	281,083	483
Tabcorp Holdings Ltd.	84,177	322
ASX Ltd.	8,338	308
Santos Ltd.	101,341	285
Northern Star Resources Ltd.	79,000	275
Orora Ltd.	107,206	259
Cover-More Group Ltd.	191,343	214
Premier Investments Ltd.	10,829	129
		65,903
Austria (0.1%)
Wienerberger AG	61,314	1,041
Oesterreichische Post AG	18,982	672
ANDRITZ AG	12,145	661
BUWOG AG	14,275	386
		2,760
Belgium (0.2%)
Anheuser-Busch InBev SA/NV	30,257	3,972
Bekaert SA	32,870	1,499
Cofinimmo SA	6,553	815
Euronav NV	40,459	309
* Orange Belgium SA	11,618	284
		6,879
Brazil (0.7%)
BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros	1,685,600	8,713
EDP - Energias do Brasil SA	772,927	3,418
Alpargatas SA Preference Shares	848,182	2,519
Natura Cosmeticos SA	253,426	2,434
MRV Engenharia e Participacoes SA	484,500	1,779
Itausa - Investimentos Itau SA Preference Shares	599,413	1,537
Cosan Ltd.	211,964	1,515
TOTVS SA	152,400	1,424
BTG Pactual Group	215,802	944
Porto Seguro SA	88,209	809
TIM Participacoes SA	328,835	799
Cia Energetica de Minas Gerais ADR	307,244	796
* B2W Cia Digital	139,581	684
Cia Brasileira de Distribuicao Grupo Pao de Acucar Preference Shares	39,490	645

1

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2016

			Market
			Value
		Shares	($000)
	Banco Bradesco SA Preference Shares	69,316	632
*	Marfrig Global Foods SA	388,354	623
	Cia de Saneamento Basico do Estado de Sao Paulo	62,900	584
	Gerdau SA Preference Shares	163,100	444
*	LPS Brasil Consultoria de Imoveis SA	279,700	353
	Ultrapar Participacoes SA	15,500	339
	Qualicorp SA	55,600	328
	Grendene SA	49,400	271
	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA Preference Shares	74,300	242
			31,832
Canada (3.2%)
^	Canadian Imperial Bank of Commerce	215,800	16,733
	Fairfax Financial Holdings Ltd. (U.S. Shares)	27,770	16,278
	Royal Bank of Canada	252,000	15,609
	Magna International Inc.	338,100	14,514
	Bank of Montreal	174,500	11,435
	Ritchie Bros Auctioneers Inc. (New York Shares)	319,315	11,198
	Canadian Natural Resources Ltd.	229,882	7,349
	Yamana Gold Inc.	1,439,000	6,197
	Fairfax Financial Holdings Ltd.	10,022	5,872
	Brookfield Asset Management Inc. Class A	155,933	5,483
	Rogers Communications Inc. Class B	125,572	5,327
	Loblaw Cos. Ltd.	75,690	3,894
*	CGI Group Inc. Class A	58,700	2,796
^	H&R REIT	158,200	2,705
	Open Text Corp.	37,800	2,449
^	PrairieSky Royalty Ltd.	93,107	1,898
	Ritchie Bros Auctioneers Inc.	49,744	1,743
^	Quebecor Inc. Class B	53,000	1,611
^	Bonavista Energy Corp.	375,020	1,206
^	Parkland Fuel Corp.	48,200	1,136
	Canadian REIT	25,800	926
	Constellation Software Inc.	2,000	902
^	Enerplus Corp.	129,200	829
	Industrial Alliance Insurance & Financial Services Inc.	19,200	691
^	Capital Power Corp.	28,700	451
	Aimia Inc.	70,900	446
*	Newmarket Gold Inc.	99,019	356
*	Argonaut Gold Inc.	123,200	324
^	Mullen Group Ltd.	23,900	300
*	Kinross Gold Corp.	70,614	298
^	Morneau Shepell Inc.	20,500	297
*	Painted Pony Petroleum Ltd.	47,700	293
^	Nevsun Resources Ltd.	96,300	291
*,^	Teranga Gold Corp.	325,100	290
	Maple Leaf Foods Inc.	11,800	271
	Smart REIT	10,000	269
	Dorel Industries Inc. Class B	10,000	269
	Pengrowth Energy Corp.	148,100	234
*	RMP Energy Inc.	251,500	199
	Russel Metals Inc.	8,957	143
	Intertape Polymer Group Inc.	8,000	138
			143,650
Chile (0.3%)
	Enersis Americas SA ADR	564,716	4,625
	Enersis Chile SA ADR	564,716	2,682
	Quinenco SA	1,019,877	2,263
	Cia Cervecerias Unidas SA	162,069	1,638
*	Cia Sud Americana de Vapores SA	11,229,484	186
	Sociedad Quimica y Minera de Chile SA ADR	5,329	143
	Enaex SA	5,437	56
			11,593

	2

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2016

		Market
		Value
	Shares	($000)
China (2.6%)
* Alibaba Group Holding Ltd. ADR	264,258	27,956
* Baidu Inc. ADR	112,357	20,457
China Mobile Ltd.	1,232,000	15,126
* Ctrip.com International Ltd. ADR	164,971	7,683
* China Biologic Products Inc.	52,184	6,496
NetEase Inc. ADR	25,009	6,022
Tsingtao Brewery Co. Ltd.	1,204,000	4,720
* Autohome Inc. ADR	153,602	3,725
Kingboard Chemical Holdings Ltd.	1,103,000	3,360
China Telecom Corp. Ltd.	4,664,000	2,375
China Mengniu Dairy Co. Ltd.	1,038,000	1,944
* Li Ning Co. Ltd.	2,652,833	1,827
* China Resources Beer Holdings Co. Ltd.	802,658	1,712
Want Want China Holdings Ltd.	2,723,557	1,695
CNOOC Ltd.	1,038,913	1,309
Tingyi Cayman Islands Holding Corp.	1,069,608	1,247
BYD Electronic International Co. Ltd.	1,205,000	1,013
Zhongsheng Group Holdings Ltd.	918,000	876
China Resources Cement Holdings Ltd.	2,136,000	859
TravelSky Technology Ltd.	326,000	778
Ajisen China Holdings Ltd.	1,627,000	748
Goodbaby International Holdings Ltd.	1,435,000	738
* Tarena International Inc. ADR	40,358	584
Shenzhou International Group Holdings Ltd.	72,456	507
China High Speed Transmission Equipment Group Co. Ltd.	436,000	442
Kingboard Laminates Holdings Ltd.	429,000	394
KWG Property Holding Ltd.	592,500	391
Nexteer Automotive Group Ltd.	290,000	378
K Wah International Holdings Ltd.	664,000	366
Geely Automobile Holdings Ltd.	380,000	342
Chaowei Power Holdings Ltd.	412,000	341
Pou Sheng International Holdings Ltd.	954,000	317
Xingda International Holdings Ltd.	761,000	315
* Greentown Service Group Co. Ltd.	782,000	294
China Merchants Port Holdings Co. Ltd.	96,000	257
* Daphne International Holdings Ltd.	962,000	129
		117,723
Colombia (0.1%)
Bancolombia SA ADR	42,523	1,660
Almacenes Exito SA	140,056	714
		2,374
Cyprus (0.0%)
Globaltrans Investment plc GDR	50,250	236

Czech Republic (0.0%)
Komercni banka as	13,670	474

Denmark (1.2%)
Novo Nordisk A/S Class B	444,484	18,520
Carlsberg A/S Class B	150,233	14,353
Vestas Wind Systems A/S	119,515	9,874
Coloplast A/S Class B	56,366	4,371
GN Store Nord A/S	148,284	3,199
William Demant Holding A/S	101,371	2,069
* H Lundbeck A/S	28,164	925
ISS A/S	20,836	867
* Topdanmark A/S	21,996	617
Danske Bank A/S	17,759	520
Dfds A/S	8,224	417
Rockwool International A/S Class B	2,092	377
		56,109
Finland (0.6%)
Neste Oyj	226,786	9,665

3

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2016

			Market
			Value
		Shares	($000)
	Tikkurila Oyj	238,288	5,126
	Sampo Oyj Class A	107,735	4,792
	Nokian Renkaat Oyj	30,649	1,117
	Metso Oyj	32,019	934
	UPM-Kymmene Oyj	43,369	916
	Wartsila Oyj Abp	15,674	706
	Amer Sports Oyj	20,675	632
	Tieto Oyj	18,385	580
	Cargotec Oyj Class B	6,944	319
	Sponda Oyj	54,616	281
			25,068
France (1.2%)
	Bureau Veritas SA	434,996	9,331
	L'Oreal SA	30,284	5,718
	Legrand SA	96,277	5,677
*	Nexans SA	56,789	3,257
*	Peugeot SA	182,006	2,779
	BNP Paribas SA	45,146	2,321
	Eurofins Scientific SE	4,553	2,068
	Airbus Group SE	29,498	1,784
	Atos SE	15,557	1,676
	Zodiac Aerospace	66,609	1,622
	Rexel SA	92,873	1,421
	AXA SA	59,465	1,265
	Edenred	52,618	1,230
	Groupe Eurotunnel SE	112,314	1,214
	Christian Dior SE	6,478	1,161
	Thales SA	11,154	1,027
*	ArcelorMittal	137,930	842
	Sanofi	10,226	779
	Dassault Systemes	8,113	704
*,^	Air France-KLM	124,733	670
	Nexity SA	12,245	646
	SEB SA	4,423	624
	TOTAL SA	13,118	622
	Capgemini SA	6,236	611
	STMicroelectronics NV	74,088	605
	Neopost SA	20,140	544
	JCDecaux SA	14,906	481
	Vicat SA	6,537	422
	Technip SA	6,734	414
	Imerys SA	4,477	323
*	Flamel Technologies SA ADR	25,944	322
*	Criteo SA ADR	9,076	319
	Elis SA	16,564	273
*,^	Vallourec SA	47,126	211
*	Virbac SA	933	156
			53,119
Germany (2.6%)
	SAP SE	429,798	39,107
*	Deutsche Boerse AG	184,850	14,968
*	QIAGEN NV	315,500	8,657
	Deutsche Lufthansa AG	651,968	7,255
	Software AG	115,565	4,897
	Fresenius Medical Care AG & Co. KGaA	52,204	4,557
	OSRAM Licht AG	59,212	3,476
*	Kloeckner & Co. SE	279,321	3,401
	BASF SE	35,313	3,020
	Deutsche Telekom AG	150,756	2,527
	adidas AG	13,002	2,257
	Bayerische Motoren Werke AG	25,889	2,176
	Volkswagen AG Preference Shares	13,729	1,804
	Evonik Industries AG	50,702	1,714
	Brenntag AG	30,415	1,660

	4

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2016

		Market
		Value
	Shares	($000)
HOCHTIEF AG	11,207	1,580
HeidelbergCement AG	15,799	1,492
Bechtle AG	12,145	1,405
CANCOM SE	25,269	1,319
Axel Springer SE	25,465	1,304
Symrise AG	14,095	1,033
CTS Eventim AG & Co. KGaA	26,037	927
Hannover Rueck SE	7,332	785
Rheinmetall AG	10,161	707
TUI AG-DI	49,514	706
GEA Group AG	11,926	661
Fielmann AG	6,583	537
Gerresheimer AG	5,919	503
Suedzucker AG	16,836	468
Henkel AG & Co. KGaA Preference Shares	2,961	402
*,^ Heidelberger Druckmaschinen AG	158,538	383
Salzgitter AG	11,594	380
Vonovia SE	9,375	355
Jenoptik AG	17,651	323
AURELIUS Equity Opportunities SE & Co. KGaA	4,988	315
Draegerwerk AG & Co. KGaA Preference Shares	4,111	295
Carl Zeiss Meditec AG	7,493	286
TAG Immobilien AG	19,333	281
		117,923
Greece (0.0%)
Grivalia Properties REIC AE	140,485	1,058
OPAP SA	40,989	346
JUMBO SA	26,152	326
* Fourlis Holdings SA	50,267	217
Alpha Bank AE	115,936	194
		2,141
Hong Kong (1.4%)
AIA Group Ltd.	3,784,000	25,353
Jardine Matheson Holdings Ltd.	228,700	13,893
Sands China Ltd.	1,676,400	7,343
CK Hutchison Holdings Ltd.	349,800	4,463
* Esprit Holdings Ltd.	3,738,714	3,041
HSBC Holdings plc	354,400	2,633
First Pacific Co. Ltd.	1,751,250	1,254
Television Broadcasts Ltd.	244,900	934
Hongkong & Shanghai Hotels Ltd.	713,200	710
NagaCorp Ltd.	956,000	632
Dairy Farm International Holdings Ltd.	64,000	455
Stella International Holdings Ltd.	239,173	410
SmarTone Telecommunications Holdings Ltd.	217,194	360
Emperor Capital Group Ltd.	2,850,000	296
Fairwood Holdings Ltd.	56,500	263
Truly International Holdings Ltd.	586,000	240
Cheung Kong Property Holdings Ltd.	31,192	230
New World Development Co. Ltd.	82,000	107
Texwinca Holdings Ltd.	144,823	100
		62,717
Hungary (0.0%)
MOL Hungarian Oil & Gas plc	6,014	373

India (1.0%)
ICICI Bank Ltd.	4,521,094	17,221
Housing Development Finance Corp. Ltd.	668,115	14,029
Bharat Petroleum Corp. Ltd.	550,395	5,076
CESC Ltd.	194,216	1,787
Karnataka Bank Ltd.	603,797	1,337
Bharti Airtel Ltd.	172,513	815
Axis Bank Ltd.	98,082	802
Indian Oil Corp. Ltd.	90,197	790

	5

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2016

			Market
			Value
		Shares	($000)
	MRF Ltd.	832	637
	Hindalco Industries Ltd.	206,898	477
*	Bank of Baroda	185,353	469
	Indraprastha Gas Ltd.	38,453	451
	Chennai Petroleum Corp. Ltd.	97,219	421
	Hindustan Petroleum Corp. Ltd.	65,808	420
	Manappuram Finance Ltd.	291,679	403
	Bodal Chemicals Ltd.	176,679	381
	JSW Steel Ltd.	12,712	331
	Omaxe Ltd.	117,953	303
	Petronet LNG Ltd.	56,882	295
	Tata Chemicals Ltd.	34,825	275
			46,720
Indonesia (0.2%)
	Telekomunikasi Indonesia Persero Tbk PT	18,377,400	6,087
	Telekomunikasi Indonesia Persero Tbk PT ADR	17,078	1,129
	Matahari Department Store Tbk PT	262,800	373
*	XL Axiata Tbk PT	1,585,850	329
	Elnusa Tbk PT	7,669,800	270
			8,188
Ireland (1.4%)
	CRH plc	942,597	31,256
	Ryanair Holdings plc ADR	259,201	19,448
*	Bank of Ireland	46,545,784	9,698
	Paddy Power Betfair plc (London Shares)	17,632	1,987
	Paddy Power Betfair plc	17,160	1,941
	Irish Continental Group plc	158,768	779
*	Irish Bank Resolution Corp. Ltd.	122,273	—
			65,109
Israel (0.1%)
*	Bank Leumi Le-Israel BM	364,209	1,384
	Bank Hapoalim BM	144,325	818
*	SodaStream International Ltd.	12,839	341
	El Al Israel Airlines	361,418	332
*	Wix.com Ltd.	7,611	331
*	Taro Pharmaceutical Industries Ltd.	2,760	305
*	Partner Communications Co. Ltd.	53,432	244
			3,755
Italy (0.5%)
	Fiat Chrysler Automobiles NV	693,924	4,406
	Ferrari NV	69,392	3,605
	Luxottica Group SPA ADR	49,592	2,371
	CNH Industrial NV	325,314	2,328
^	Piaggio & C SPA	1,032,540	1,930
*	Saipem SPA	3,846,238	1,628
	UniCredit SPA	429,171	1,000
	EXOR SPA	24,451	991
	Luxottica Group SPA	16,818	804
	Davide Campari-Milano SPA	53,329	601
	Intesa Sanpaolo SPA (Registered)	219,899	488
	Autogrill SPA	42,331	359
	Buzzi Unicem SPA	13,612	279
	Saras SPA	104,270	166
*,2	Technogym SPA	17,218	84
	Recordati SPA	753	24
			21,064
Japan (8.8%)
	MS&AD Insurance Group Holdings Inc.	1,133,400	31,618
	Daito Trust Construction Co. Ltd.	145,500	23,253
	Nippon Telegraph & Telephone Corp.	375,400	17,145
	SMC Corp.	48,300	13,933
	Daiwa House Industry Co. Ltd.	437,900	11,994
	Secom Co. Ltd.	153,000	11,418

	6

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2016

			Market
			Value
		Shares	($000)
	CyberAgent Inc.	382,800	11,358
	Olympus Corp.	308,300	10,755
	Kansai Paint Co. Ltd.	388,900	8,519
	Japan Exchange Group Inc.	518,000	8,105
	FUJIFILM Holdings Corp.	208,200	7,705
	Rohm Co. Ltd.	145,200	7,654
	Seven & i Holdings Co. Ltd.	148,200	7,004
	Kirin Holdings Co. Ltd.	417,400	6,911
	West Japan Railway Co.	109,200	6,760
*,^	LINE Corp.	134,900	6,517
	Toyota Motor Corp.	110,800	6,426
	Bandai Namco Holdings Inc.	202,650	6,198
*	Tokyo Electric Power Co. Holdings Inc.	1,424,400	6,160
	NTT Data Corp.	119,100	5,953
	East Japan Railway Co.	62,100	5,599
	Dai-ichi Life Insurance Co. Ltd.	404,500	5,552
	Hitachi Ltd.	1,102,000	5,154
	Obayashi Corp.	511,300	5,068
	Sumitomo Mitsui Financial Group Inc.	147,100	4,958
	Shiseido Co. Ltd.	186,300	4,927
	Fujitsu Ltd.	896,000	4,837
	Kao Corp.	83,300	4,692
	Sompo Japan Nipponkoa Holdings Inc.	151,000	4,468
	Tokio Marine Holdings Inc.	115,200	4,415
	USS Co. Ltd.	261,000	4,412
	Alfresa Holdings Corp.	206,000	4,357
	Japan Airlines Co. Ltd.	148,000	4,357
	THK Co. Ltd.	221,032	4,354
	Sumitomo Dainippon Pharma Co. Ltd.	220,100	4,255
	Mizuho Financial Group Inc.	2,220,500	3,710
	Japan Post Holdings Co. Ltd.	264,600	3,325
	LIXIL Group Corp.	149,900	3,216
	Yamato Holdings Co. Ltd.	137,200	3,193
	Resona Holdings Inc.	736,800	3,099
	Toyo Seikan Group Holdings Ltd.	175,300	3,089
	Tohoku Electric Power Co. Inc.	235,400	3,070
	Konami Holdings Corp.	75,100	2,908
	SoftBank Group Corp.	44,100	2,857
	NEC Corp.	1,105,000	2,855
	Mitsubishi Heavy Industries Ltd.	673,000	2,814
	Fuji Media Holdings Inc.	198,000	2,689
	Mixi Inc.	71,600	2,581
	Mitsubishi Estate Co. Ltd.	137,000	2,568
	Otsuka Holdings Co. Ltd.	53,400	2,436
	Nippon Television Holdings Inc.	133,870	2,266
	JFE Holdings Inc.	154,200	2,248
	Tokyo Electron Ltd.	25,300	2,233
	Nomura Holdings Inc.	496,000	2,220
	Japan Tobacco Inc.	53,900	2,202
	Toyo Suisan Kaisha Ltd.	49,800	2,110
	Sumitomo Mitsui Trust Holdings Inc.	62,900	2,041
	Mitsubishi Corp.	84,600	1,923
	NTT Urban Development Corp.	197,000	1,902
	Isetan Mitsukoshi Holdings Ltd.	176,800	1,740
	Mitsubishi Logistics Corp.	120,000	1,730
	Shimizu Corp.	191,000	1,704
	Yamada Denki Co. Ltd.	332,200	1,648
	Fujitsu General Ltd.	69,000	1,499
	Azbil Corp.	44,700	1,351
	Sumitomo Electric Industries Ltd.	91,500	1,294
	Sumitomo Chemical Co. Ltd.	284,000	1,263
	Onward Holdings Co. Ltd.	164,000	1,183
	Nintendo Co. Ltd.	4,000	1,058
	Kyocera Corp.	20,800	998

	7

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2016

		Market
		Value
	Shares	($000)
Toridoll.corp	43,300	993
Nippon Suisan Kaisha Ltd.	212,300	912
Tokyu Construction Co. Ltd.	89,100	891
NH Foods Ltd.	36,000	868
Mitsubishi UFJ Financial Group Inc.	160,900	811
* JAC Recruitment Co. Ltd.	67,100	807
Nikon Corp.	52,600	786
Fuji Heavy Industries Ltd.	20,500	770
Toyota Industries Corp.	15,800	733
Nissan Motor Co. Ltd.	74,300	728
Bridgestone Corp.	18,200	671
Zensho Holdings Co. Ltd.	37,600	671
Daiichi Sankyo Co. Ltd.	27,600	661
Penta-Ocean Construction Co. Ltd.	106,000	604
Komeri Co. Ltd.	23,500	571
SCREEN Holdings Co. Ltd.	8,800	567
Concordia Financial Group Ltd.	126,000	551
ITOCHU Corp.	43,600	546
Gree Inc.	92,400	518
Marui Group Co. Ltd.	37,300	493
Toa Corp.	23,500	434
Kubota Corp.	28,300	428
TDK Corp.	6,200	415
Dowa Holdings Co. Ltd.	59,000	413
Nichias Corp.	46,000	406
Toho Holdings Co. Ltd.	19,000	403
Coca-Cola West Co. Ltd.	14,200	397
Toyo Engineering Corp.	117,000	379
Tokyo Steel Manufacturing Co. Ltd.	55,700	377
TIS Inc.	14,300	370
Suzuken Co. Ltd.	11,100	366
KDDI Corp.	11,800	363
Morinaga Milk Industry Co. Ltd.	44,000	352
Noritz Corp.	16,800	347
Adastria Co. Ltd.	14,400	331
Ulvac Inc.	11,000	327
* Daito Pharmaceutical Co. Ltd.	13,600	319
Sumitomo Bakelite Co. Ltd.	61,000	319
JVC Kenwood Corp.	126,300	318
Furukawa Electric Co. Ltd.	11,600	315
Megmilk Snow Brand Co. Ltd.	8,500	310
Seria Co. Ltd.	3,800	308
Lion Corp.	19,000	307
Hanwa Co. Ltd.	50,000	303
Ryohin Keikaku Co. Ltd.	1,500	302
Avex Group Holdings Inc.	22,100	300
EDION Corp.	35,600	298
Asahi Glass Co. Ltd.	46,000	298
Gurunavi Inc.	10,700	294
Nojima Corp.	23,700	294
Daiho Corp.	53,000	294
Kanematsu Corp.	186,000	289
Yodogawa Steel Works Ltd.	10,700	287
Shimamura Co. Ltd.	2,300	279
Nippon Light Metal Holdings Co. Ltd.	128,400	277
Omron Corp.	7,600	273
Saizeriya Co. Ltd.	12,000	273
Tokyo Gas Co. Ltd.	58,000	258
Paramount Bed Holdings Co. Ltd.	6,100	230
Casio Computer Co. Ltd.	15,800	222
Studio Alice Co. Ltd.	8,400	184
Matsumotokiyoshi Holdings Co. Ltd.	3,200	165
Sekisui Chemical Co. Ltd.	11,000	158
AEON Financial Service Co. Ltd.	8,500	148

8

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2016

		Market
		Value
	Shares	($000)
Nissan Chemical Industries Ltd.	4,800	145
Fukuoka Financial Group Inc.	35,000	145
OSG Corp.	7,200	143
Meidensha Corp.	43,000	142
Hitachi Capital Corp.	6,100	130
TechnoPro Holdings Inc.	3,000	113
Temp Holdings Co. Ltd.	6,000	105
Suntory Beverage & Food Ltd.	2,400	104
Senko Co. Ltd.	14,500	101
Daifuku Co. Ltd.	4,900	90
Sawai Pharmaceutical Co. Ltd.	1,200	85
SCSK Corp.	1,400	57
Maeda Corp.	6,000	51
Chiba Bank Ltd.	8,000	45
Obic Co. Ltd.	700	37
		395,189
Luxembourg (0.1%)
Ternium SA ADR	71,622	1,406
* Stabilus SA	17,568	989
		2,395
Malaysia (0.5%)
Tenaga Nasional Bhd.	5,675,800	19,648
Public Bank Bhd. (Local)	453,500	2,175
Top Glove Corp. Bhd.	153,900	190
		22,013
Mexico (0.1%)
* Cemex SAB de CV ADR	228,369	1,813
* Controladora Vuela Cia de Aviacion SAB de CV ADR	45,023	783
America Movil SAB de CV ADR	48,619	556
Industrias Bachoco SAB de CV Class B	131,636	550
Gentera SAB de CV	157,272	283
Grupo Mexico SAB de CV Class B	109,853	269
Alfa SAB de CV Class A	171,017	267
Grupo Elektra SAB DE CV	19,464	252
* Industrias CH SAB de CV Class B	18,735	84
		4,857
Netherlands (0.9%)
Unilever NV	476,652	21,988
Heineken NV	39,687	3,491
Akzo Nobel NV	37,710	2,552
Koninklijke Philips NV	83,947	2,485
Koninklijke Ahold Delhaize NV	87,630	1,996
Koninklijke KPN NV	578,700	1,921
Wolters Kluwer NV	33,660	1,441
Boskalis Westminster	35,998	1,281
ASML Holding NV	6,210	681
Corbion NV	16,433	443
Randstad Holding NV	8,676	395
Koninklijke Vopak NV	5,657	297
* ASR Nederland NV	13,546	275
		39,246
New Zealand (0.0%)
Spark New Zealand Ltd.	534,344	1,405
PGG Wrightson Ltd.	51,996	20
		1,425
Norway (0.6%)
Statoil ASA	630,224	10,573
Schibsted ASA Class A	298,323	8,778
Schibsted ASA Class B	298,323	8,005
DNB ASA	60,589	796
Grieg Seafood ASA	43,054	345
Bakkafrost P/F	7,018	294

	9

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2016

			Market
			Value
		Shares	($000)
	Salmar ASA	9,235	282
			29,073
Other (0.4%)
3	Vanguard FTSE Emerging Markets ETF	421,149	15,848

Peru (0.0%)
*	Cia de Minas Buenaventura SAA ADR	82,604	1,143

Philippines (0.0%)
	Energy Development Corp.	9,468,500	1,159
	Lopez Holdings Corp.	3,106,249	529
			1,688
Poland (0.0%)
	Polski Koncern Naftowy ORLEN SA	73,601	1,257
	Polskie Gornictwo Naftowe i Gazownictwo SA	347,186	460
	Bank Pekao SA	6,780	220
			1,937
Qatar (0.0%)
	Barwa Real Estate Co.	129,964	1,208
	Ooredoo QSC	27,036	713
			1,921
Russia (0.7%)
*	Yandex NV Class A	737,771	15,530
	Sberbank of Russia PJSC ADR	1,108,663	10,378
	Lukoil PJSC ADR	83,742	4,071
	Gazprom PJSC ADR	440,704	1,857
*	Global Ports Investments plc GDR	289,481	835
	Rosneft PJSC GDR	114,107	624
	O'Key Group SA GDR	267,777	464
			33,759
Singapore (0.5%)
	DBS Group Holdings Ltd.	1,402,500	15,921
	Great Eastern Holdings Ltd.	144,000	2,156
	United Overseas Bank Ltd.	39,200	544
*	GL Ltd.	766,700	440
	Singapore Airlines Ltd.	51,800	401
	Venture Corp. Ltd.	47,900	317
	China Aviation Oil Singapore Corp. Ltd.	291,800	288
	Haw Par Corp. Ltd.	40,600	269
	United Industrial Corp. Ltd.	108,200	216
	Super Group Ltd.	128,800	75
			20,627
South Africa (1.5%)
	Naspers Ltd.	282,364	48,936
	MTN Group Ltd.	532,636	4,568
	Standard Bank Group Ltd.	333,858	3,430
*	Sappi Ltd.	638,716	3,310
	Gold Fields Ltd. ADR	528,274	2,562
^	Harmony Gold Mining Co. Ltd. ADR	359,065	1,253
	Old Mutual plc	390,933	1,029
	JSE Ltd.	77,966	909
	Clicks Group Ltd.	96,311	893
*	Anglo American Platinum Ltd.	28,424	802
	Telkom SA SOC Ltd.	131,268	579
	Grindrod Ltd.	439,255	369
	SPAR Group Ltd.	24,897	349
	Barloworld Ltd.	51,706	315
	Exxaro Resources Ltd.	48,597	300
	MMI Holdings Ltd.	170,111	278
*	African Bank Investments Ltd.	2,597,627	—
			69,882
South Korea (2.8%)
	Samsung Electronics Co. Ltd.	33,578	48,938

		10

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2016

		Market
		Value
	Shares	($000)
Samsung Electronics Co. Ltd. GDR	32,887	23,682
SK Hynix Inc.	506,671	18,543
LG Display Co. Ltd.	271,319	6,920
Shinhan Financial Group Co. Ltd.	97,376	3,567
Korea Electric Power Corp.	63,494	3,109
KT Corp.	106,276	3,079
LG Electronics Inc.	59,430	2,590
Hyundai Motor Co.	19,948	2,463
Hana Financial Group Inc.	80,602	2,050
Lotte Shopping Co. Ltd.	9,092	1,709
LG Uplus Corp.	104,834	1,118
SK Innovation Co. Ltd.	7,241	1,070
S-Oil Corp.	10,917	809
KB Financial Group Inc.	23,236	798
LG Corp.	10,943	646
Hite Jinro Co. Ltd.	28,487	584
S-1 Corp.	5,659	523
Kia Motors Corp.	9,888	380
Poongsan Corp.	12,087	373
* Visang Education Inc.	18,447	295
GS Home Shopping Inc.	1,823	273
* Dongkuk Steel Mill Co. Ltd.	36,289	260
CJ O Shopping Co. Ltd.	1,713	251
Partron Co. Ltd.	29,054	241
Dongjin Semichem Co. Ltd.	28,540	237
Samsung Fire & Marine Insurance Co. Ltd.	766	195
		124,703
Spain (0.6%)
ACS Actividades de Construccion y Servicios SA	328,302	9,922
Distribuidora Internacional de Alimentacion SA	1,414,167	8,755
Red Electrica Corp. SA	85,123	1,835
Viscofan SA	26,706	1,445
Endesa SA	67,030	1,437
Acerinox SA	89,420	1,183
Mediaset Espana Comunicacion SA	82,426	977
Gas Natural SDG SA	41,512	853
Prosegur Cia de Seguridad SA	41,980	293
Banco Santander SA	31,187	138
		26,838
Sweden (1.3%)
Svenska Handelsbanken AB Class A	1,768,064	24,280
Atlas Copco AB Class B	608,315	16,609
Assa Abloy AB Class B	225,345	4,576
Electrolux AB Class B	106,760	2,675
Swedish Match AB	47,982	1,760
Sandvik AB	141,294	1,553
NCC AB Class B	40,720	1,066
Telefonaktiebolaget LM Ericsson Class B	142,373	1,027
Nordea Bank AB	99,291	985
* Oriflame Holding AG	24,851	911
Millicom International Cellular SA	17,060	884
Modern Times Group MTG AB Class B	27,883	714
* Bonava AB	40,720	513
Granges AB	43,715	446
L E Lundbergforetagen AB Class B	6,634	435
Peab AB	37,897	327
Saab AB Class B	8,550	304
Hufvudstaden AB Class A	17,304	300
Vitrolife AB	4,708	299
Loomis AB Class B	9,517	294
Husqvarna AB	32,409	283
		60,241

	11

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2016

		Market
		Value
	Shares	($000)
Switzerland (2.3%)
Nestle SA	324,871	25,598
Schindler Holding AG	103,396	19,371
Cie Financiere Richemont SA	227,987	13,882
Novartis AG	137,152	10,786
Geberit AG	16,793	7,350
OC Oerlikon Corp. AG	605,523	6,046
Roche Holding AG	15,250	3,778
Galenica AG	3,044	3,228
Logitech International SA	101,419	2,275
Adecco Group AG	37,688	2,122
UBS Group AG	139,651	1,896
Sonova Holding AG	7,923	1,121
Swiss Re AG	11,009	993
Swiss Life Holding AG	3,426	885
Cie Financiere Richemont SA (Johannesburg Shares)	141,491	860
Lonza Group AG	4,320	824
Temenos Group AG	8,616	543
Helvetia Holding AG	847	427
Swiss Prime Site AG	4,673	410
DKSH Holding AG	4,667	343
Vontobel Holding AG	6,876	342
Tecan Group AG	1,775	311
ALSO Holding AG	3,433	302
Valora Holding AG	1,010	288
		103,981
Taiwan (2.7%)
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,356,486	41,495
Hon Hai Precision Industry Co. Ltd.	11,148,717	28,226
Chunghwa Telecom Co. Ltd.	5,644,000	19,921
* HTC Corp.	2,415,000	6,774
United Microelectronics Corp.	18,021,000	6,620
Taiwan Semiconductor Manufacturing Co. Ltd.	789,577	4,631
Teco Electric and Machinery Co. Ltd.	2,136,190	1,852
Yungtay Engineering Co. Ltd.	1,233,000	1,837
Elite Material Co. Ltd.	578,000	1,582
Delta Electronics Inc.	260,488	1,396
Formosa Petrochemical Corp.	370,000	1,116
Chroma ATE Inc.	356,000	958
Ruentex Industries Ltd.	453,164	733
Tripod Technology Corp.	308,000	687
Micro-Star International Co. Ltd.	203,000	531
Giantplus Technology Co. Ltd.	700,000	438
Getac Technology Corp.	360,000	421
Silicon Motion Technology Corp. ADR	7,168	371
Wistron Corp.	442,862	330
Gigabyte Technology Co. Ltd.	239,000	319
China General Plastics Corp.	475,000	315
Hitron Technology Inc.	438,000	300
Taiwan Sakura Corp.	278,000	294
Acer Inc.	624,000	292
Primax Electronics Ltd.	198,000	291
Alpha Networks Inc.	462,000	286
Sitronix Technology Corp.	86,000	285
Lite-On Technology Corp.	196,978	285
Topco Scientific Co. Ltd.	103,000	280
Taiwan Business Bank	1,098,300	279
		123,145
Thailand (0.1%)
Bangkok Bank PCL (Foreign)	422,800	1,992
Star Petroleum Refining PCL	3,939,300	1,232
Kasikornbank PCL (Foreign)	156,700	853
Thai Oil PCL	334,400	665
* Asia Aviation PCL	1,620,200	337

	12

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2016

		Market
		Value
	Shares	($000)
IRPC PCL	2,207,400	312
Siam Cement PCL NVDR	19,850	296
Sansiri PCL	5,822,000	294
* Thanachart Capital PCL	250,400	294
Banpu PCL	610,600	278
* Banpu PCL - NVDR Rights Exp. 10/13/2016	26,350	6
		6,559
Turkey (0.2%)
Turkiye Garanti Bankasi AS	791,300	2,102
Turkiye Halk Bankasi AS	549,704	1,675
Tekfen Holding AS	483,687	1,247
* Yapi ve Kredi Bankasi AS	793,798	971
Kordsa Global Endustriyel Iplik ve Kord Bezi Sanayi ve Ticaret AS	230,255	522
Trakya Cam Sanayii AS	325,627	271
Goodyear Lastikleri TAS	225,583	267
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS	617,702	261
		7,316
United Kingdom (6.4%)
Prudential plc	2,536,608	45,021
Reckitt Benckiser Group plc	221,853	20,907
Royal Dutch Shell plc Class A	791,410	19,800
Wolseley plc	325,472	18,346
BP plc ADR	447,634	15,739
WPP plc	586,606	13,807
Rolls-Royce Holdings plc	1,221,374	11,400
Hays plc	4,586,892	7,718
Spectris plc	289,298	7,380
Compass Group plc	247,829	4,806
Rightmove plc	86,160	4,715
Intertek Group plc	97,273	4,404
Diageo plc	147,955	4,242
Experian plc	203,894	4,085
Unilever plc	83,306	3,949
BP plc	668,491	3,893
Bunzl plc	129,398	3,829
Jupiter Fund Management plc	610,838	3,368
RELX NV	168,007	3,188
Rotork plc	1,161,411	3,180
Provident Financial plc	72,327	2,837
DCC plc	30,089	2,743
BAE Systems plc	397,336	2,696
ITV plc	1,077,156	2,618
2 Merlin Entertainments plc	423,744	2,418
3i Group plc	285,834	2,406
* Anglo American plc Ordinary Shares	177,625	2,228
2 Auto Trader Group plc	402,514	2,116
Lloyds Banking Group plc	2,876,860	2,037
G4S plc	668,341	1,973
Capita plc	224,165	1,947
HomeServe plc	260,634	1,942
British American Tobacco plc	30,026	1,920
Barclays plc	878,576	1,916
Vodafone Group plc	664,903	1,907
Admiral Group plc	70,912	1,883
Ladbrokes plc	1,034,411	1,877
* Standard Chartered plc	216,140	1,760
Carnival plc	34,694	1,694
TUI AG	117,190	1,666
WH Smith plc	81,457	1,626
* Serco Group plc	948,253	1,606
Royal Dutch Shell plc Class B	58,266	1,512
Mondi plc	71,186	1,497
SSP Group plc	359,875	1,492
AstraZeneca plc	22,141	1,434

	13

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2016

		Market
		Value
	Shares	($000)
Daily Mail & General Trust plc	147,095	1,419
ICAP plc	234,847	1,419
BGEO Group plc	36,421	1,373
* Glencore plc	500,371	1,372
IG Group Holdings plc	115,254	1,301
Rio Tinto plc	36,353	1,210
Informa plc	126,929	1,173
* Thomas Cook Group plc	1,281,853	1,150
Berendsen plc	71,109	1,147
Moneysupermarket.com Group plc	291,692	1,136
BHP Billiton plc	72,680	1,092
GVC Holdings plc	111,696	1,074
Imperial Brands plc	18,915	975
* Just Eat plc	135,937	944
St. James's Place plc	72,165	889
International Personal Finance plc	251,684	848
Stagecoach Group plc	298,344	817
* Tesco plc	338,212	801
UBM plc	76,829	710
Pets at Home Group plc	226,878	692
GlaxoSmithKline plc	28,723	612
Sky plc	50,016	580
Johnson Matthey plc	13,484	576
Amec Foster Wheeler plc	77,314	576
Drax Group plc	139,975	554
Barratt Developments plc	84,673	544
easyJet plc	40,792	533
Smith & Nephew plc	33,020	533
InterContinental Hotels Group plc	12,823	529
J D Wetherspoon plc	39,513	482
Beazley plc	94,397	474
Devro plc	153,629	473
National Grid plc	33,099	468
JD Sports Fashion plc	24,095	460
Close Brothers Group plc	24,651	437
Wm Morrison Supermarkets plc	139,409	394
National Express Group plc	83,321	372
Pagegroup plc	81,035	354
^ Antofagasta plc	51,864	351
Inchcape plc	36,597	312
Abcam plc	28,624	312
2 Non-Standard Finance plc	323,829	310
Petrofac Ltd.	24,478	283
Millennium & Copthorne Hotels plc	50,101	282
IMI plc	19,191	267
2 McCarthy & Stone plc	115,132	249
* Premier Oil plc	262,285	233
Centrica plc	71,680	212
Northgate plc	37,787	212
		289,044
United States (46.8%)
Consumer Discretionary (6.5%)
* Amazon.com Inc.	125,698	105,248
Royal Caribbean Cruises Ltd.	549,584	41,191
* CarMax Inc.	406,640	21,694
Omnicom Group Inc.	190,488	16,191
Harley-Davidson Inc.	221,910	11,670
* Tesla Motors Inc.	54,373	11,094
Time Warner Inc.	129,423	10,303
McDonald's Corp.	88,347	10,192
* TripAdvisor Inc.	146,589	9,261
* Priceline Group Inc.	5,025	7,394
American Eagle Outfitters Inc.	338,297	6,042
* Urban Outfitters Inc.	140,660	4,856

	14

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2016

		Market
		Value
	Shares	($000)
Cooper Tire & Rubber Co.	125,761	4,781
* AutoZone Inc.	5,934	4,559
Big Lots Inc.	93,420	4,461
International Game Technology plc	147,732	3,602
* Genesco Inc.	53,831	2,932
Kohl's Corp.	64,365	2,816
Wolverine World Wide Inc.	101,355	2,334
Williams-Sonoma Inc.	45,058	2,302
Children's Place Inc.	21,230	1,696
TJX Cos. Inc.	11,850	886
Garmin Ltd.	16,528	795
Home Depot Inc.	5,978	769
Nutrisystem Inc.	25,280	751
Gannett Co. Inc.	44,809	522
Dillard's Inc. Class A	7,619	480
* Francesca's Holdings Corp.	30,368	469
* Stoneridge Inc.	24,027	442
Interpublic Group of Cos. Inc.	14,904	333
* K12 Inc.	23,050	331
General Motors Co.	9,266	294
Ethan Allen Interiors Inc.	8,996	281
Speedway Motorsports Inc.	14,086	252
* American Public Education Inc.	9,739	193
Rocky Brands Inc.	14,203	150
		291,567
Consumer Staples (5.5%)
Procter & Gamble Co.	615,340	55,227
Coca-Cola Co.	1,051,531	44,501
Colgate-Palmolive Co.	437,656	32,448
PepsiCo Inc.	277,980	30,236
Hershey Co.	134,220	12,831
Wal-Mart Stores Inc.	131,668	9,496
Philip Morris International Inc.	82,327	8,004
Mead Johnson Nutrition Co.	92,735	7,327
Dean Foods Co.	435,046	7,135
Archer-Daniels-Midland Co.	162,603	6,857
Estee Lauder Cos. Inc. Class A	69,967	6,196
Pilgrim's Pride Corp.	254,259	5,370
Altria Group Inc.	84,706	5,356
Bunge Ltd.	87,799	5,200
Costco Wholesale Corp.	33,052	5,041
Sanderson Farms Inc.	44,027	4,241
Ingredion Inc.	26,471	3,522
Kraft Heinz Co.	8,409	753
* AdvancePierre Foods Holdings Inc.	10,978	302
		250,043
Energy (2.1%)
Exxon Mobil Corp.	396,117	34,573
Apache Corp.	325,185	20,770
EOG Resources Inc.	211,202	20,425
Rowan Cos. plc Class A	426,052	6,459
National Oilwell Varco Inc.	151,506	5,566
World Fuel Services Corp.	98,951	4,577
Superior Energy Services Inc.	167,683	3,002
* Overseas Shipholding Group Inc. Class A	56,561	598
* McDermott International Inc.	54,657	274
* Exterran Corp.	15,974	250
		96,494
Financials (7.9%)
* Berkshire Hathaway Inc. Class B	268,568	38,800
First Republic Bank	423,434	32,651
* Markel Corp.	34,304	31,860
Moody's Corp.	279,879	30,305

	15

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2016

		Market
		Value
	Shares	($000)
TD Ameritrade Holding Corp.	741,980	26,147
Wells Fargo & Co.	510,039	22,585
US Bancorp	416,137	17,848
Travelers Cos. Inc.	135,554	15,528
Voya Financial Inc.	517,574	14,916
Loews Corp.	301,640	12,412
* Alleghany Corp.	20,936	10,992
Aflac Inc.	144,129	10,359
Chubb Ltd.	77,002	9,675
MarketAxess Holdings Inc.	51,689	8,559
Willis Towers Watson plc	55,853	7,416
Interactive Brokers Group Inc.	184,605	6,511
Franklin Resources Inc.	176,308	6,271
American Express Co.	90,714	5,809
Financial Engines Inc.	190,870	5,671
CYS Investments Inc.	582,684	5,081
Leucadia National Corp.	262,828	5,004
RenaissanceRe Holdings Ltd.	37,838	4,547
Hartford Financial Services Group Inc.	102,722	4,399
Endurance Specialty Holdings Ltd.	59,397	3,888
M&T Bank Corp.	33,040	3,836
JPMorgan Chase & Co.	53,547	3,566
Validus Holdings Ltd.	63,309	3,154
T. Rowe Price Group Inc.	42,419	2,821
Bank of New York Mellon Corp.	31,576	1,259
Citizens Financial Group Inc.	50,376	1,245
American International Group Inc.	19,288	1,145
* EZCORP Inc. Class A	96,752	1,070
Goldman Sachs Group Inc.	3,001	484
* Piper Jaffray Cos.	6,112	295
GAIN Capital Holdings Inc.	34,802	215
Calamos Asset Management Inc. Class A	17,710	121
		356,445
Health Care (8.3%)
Johnson & Johnson	259,146	30,613
* Waters Corp.	173,914	27,564
Anthem Inc.	208,861	26,172
* Mettler-Toledo International Inc.	57,107	23,975
* WellCare Health Plans Inc.	193,900	22,704
* Charles River Laboratories International Inc.	220,887	18,409
Bruker Corp.	724,652	16,413
* VWR Corp.	567,409	16,092
* United Therapeutics Corp.	130,952	15,463
* PRA Health Sciences Inc.	271,067	15,318
* Seattle Genetics Inc.	279,918	15,118
* Myriad Genetics Inc.	660,286	13,589
* Bio-Rad Laboratories Inc. Class A	81,244	13,309
ResMed Inc.	201,776	13,073
* Mallinckrodt plc	167,032	11,656
* INC Research Holdings Inc. Class A	246,188	10,975
* Five Prime Therapeutics Inc.	164,324	8,625
* Emergent BioSolutions Inc.	270,295	8,522
* PAREXEL International Corp.	101,950	7,080
Merck & Co. Inc.	109,504	6,834
* Intuitive Surgical Inc.	8,519	6,175
Baxter International Inc.	127,925	6,089
* Alnylam Pharmaceuticals Inc.	85,961	5,826
* Varian Medical Systems Inc.	58,495	5,822
Abbott Laboratories	133,412	5,642
PDL BioPharma Inc.	1,043,258	3,495
* Exelixis Inc.	198,539	2,539
* Cambrex Corp.	50,750	2,256
* Luminex Corp.	89,233	2,027
* Supernus Pharmaceuticals Inc.	65,202	1,612

	16

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2016

		Market
		Value
	Shares	($000)
* Patheon NV	49,533	1,468
* Amphastar Pharmaceuticals Inc.	49,533	940
* Globus Medical Inc.	39,306	887
* Orthofix International NV	18,593	795
* Quintiles Transnational Holdings Inc.	7,872	638
* Impax Laboratories Inc.	26,781	635
* Triple-S Management Corp. Class B	28,538	626
* Heska Corp.	9,672	527
* BioTelemetry Inc.	24,707	459
* BioSpecifics Technologies Corp.	9,084	415
* Surmodics Inc.	11,690	352
* Aptevo Therapeutics Inc.	135,147	346
* SciClone Pharmaceuticals Inc.	32,848	337
* Xencor Inc.	13,123	321
* Aratana Therapeutics Inc.	31,258	293
* Lantheus Holdings Inc.	34,356	285
* Vanda Pharmaceuticals Inc.	15,336	255
* Applied Genetic Technologies Corp.	15,032	147
* Five Star Quality Care Inc.	40,229	77
* Alliance HealthCare Services Inc.	6,889	47
		372,837
Industrials (3.3%)
CH Robinson Worldwide Inc.	268,445	18,915
Wabtec Corp.	164,859	13,461
Lincoln Electric Holdings Inc.	213,956	13,398
* NOW Inc.	468,278	10,035
General Electric Co.	335,091	9,925
3M Co.	54,052	9,526
* Stericycle Inc.	109,290	8,759
* Kirby Corp.	133,748	8,314
Union Pacific Corp.	72,767	7,097
United Technologies Corp.	60,220	6,118
Emerson Electric Co.	94,102	5,129
* Clean Harbors Inc.	96,726	4,641
Insperity Inc.	58,829	4,273
MSC Industrial Direct Co. Inc. Class A	50,886	3,736
Universal Forest Products Inc.	35,414	3,488
Expeditors International of Washington Inc.	62,871	3,239
* Wabash National Corp.	113,593	1,618
United Parcel Service Inc. Class B	14,573	1,594
PACCAR Inc.	23,791	1,398
Fastenal Co.	29,829	1,246
Brady Corp. Class A	35,920	1,243
Comfort Systems USA Inc.	41,308	1,211
Insteel Industries Inc.	32,779	1,188
HNI Corp.	26,439	1,052
ManpowerGroup Inc.	11,962	864
Kimball International Inc. Class B	48,535	628
* Vectrus Inc.	35,898	547
Global Brass & Copper Holdings Inc.	16,817	486
Herman Miller Inc.	16,021	458
* Herc Holdings Inc.	12,965	437
Argan Inc.	7,080	419
Quad/Graphics Inc.	15,552	416
UniFirst Corp.	2,999	395
McGrath RentCorp	10,508	333
* RPX Corp.	26,689	285
* Ducommun Inc.	12,486	285
Supreme Industries Inc. Class A	14,540	281
Knoll Inc.	11,111	254
* Titan Machinery Inc.	22,144	230
* ARC Document Solutions Inc.	55,705	208
		147,130

	17

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2016

			Market
			Value
		Shares	($000)
Information Technology (10.6%)
*	Alphabet Inc. Class C	57,929	45,028
	Apple Inc.	366,170	41,395
	Microsoft Corp.	653,918	37,666
*	Facebook Inc. Class A	276,942	35,523
	Intel Corp.	641,298	24,209
	Visa Inc. Class A	269,925	22,323
	Linear Technology Corp.	363,301	21,540
	Mastercard Inc.	199,029	20,255
	Symantec Corp.	671,369	16,851
	Texas Instruments Inc.	223,718	15,701
	Oracle Corp.	397,351	15,608
	Teradyne Inc.	647,443	13,972
	NVIDIA Corp.	194,165	13,304
	Dolby Laboratories Inc. Class A	242,532	13,167
*	GrubHub Inc.	235,337	10,117
*	Alphabet Inc. Class A	11,994	9,644
	Computer Sciences Corp.	180,323	9,415
	Accenture plc Class A	76,349	9,328
	Xilinx Inc.	154,054	8,371
	Convergys Corp.	261,045	7,941
*	Teradata Corp.	249,105	7,722
*	PayPal Holdings Inc.	170,566	6,988
	Xerox Corp.	640,663	6,490
*	MicroStrategy Inc. Class A	38,007	6,364
	FLIR Systems Inc.	201,978	6,346
*	Tech Data Corp.	72,248	6,120
	Analog Devices Inc.	89,065	5,740
*	eBay Inc.	174,426	5,739
	Paychex Inc.	84,064	4,865
*,^	Zillow Group Inc.	135,812	4,706
	Automatic Data Processing Inc.	51,850	4,573
	SYNNEX Corp.	27,113	3,094
	ManTech International Corp. Class A	67,194	2,533
*	IPG Photonics Corp.	29,131	2,399
	CSG Systems International Inc.	56,634	2,341
*	Zillow Group Inc. Class A	67,906	2,339
*	CommVault Systems Inc.	26,660	1,416
*	NETGEAR Inc.	22,857	1,383
*	Insight Enterprises Inc.	28,768	936
	EarthLink Holdings Corp.	149,361	926
*	Manhattan Associates Inc.	15,731	906
*	Sykes Enterprises Inc.	20,049	564
*	Net 1 UEPS Technologies Inc.	60,242	516
*	Finisar Corp.	13,201	393
*	Genpact Ltd.	15,856	380
*	Benchmark Electronics Inc.	13,708	342
*	Alpha & Omega Semiconductor Ltd.	15,259	331
*	Progress Software Corp.	9,806	267
*	Rubicon Project Inc.	31,531	261
*	Synacor Inc.	80,400	234
*	Zedge Inc. Class B	4,595	16
			478,588
Materials (1.4%)
	Martin Marietta Materials Inc.	114,290	20,470
	Praxair Inc.	159,475	19,269
	Monsanto Co.	150,273	15,358
*	Axalta Coating Systems Ltd.	119,584	3,381
	PPG Industries Inc.	24,328	2,515
	Greif Inc. Class A	31,307	1,553
	Trinseo SA	20,402	1,154
	Schnitzer Steel Industries Inc.	45,790	957
	Mercer International Inc.	47,458	402

		18

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2016

					Market
					Value
				Shares	($000)
	Stepan Co.			4,698	341
					65,400
Other (0.0%)
*	Sun-Times Media Group Inc. Class A			130,959	—
*	Washington Mutual Inc. Escrow			166,300	—
					—
Real Estate (0.5%)
	Rayonier Inc.			314,728	8,353
*	Howard Hughes Corp.			71,184	8,151
	Weyerhaeuser Co.			111,178	3,551
	Select Income REIT			30,425	818
*	Forestar Group Inc.			23,469	275
					21,148
Telecommunication Services (0.7%)
	AT&T Inc.			776,150	31,520
*	T-Mobile US Inc.			36,949	1,726
*	United States Cellular Corp.			6,775	246
	IDT Corp. Class B			13,786	238
					33,730

					2,113,382

Total Common Stocks (Cost $3,762,084)					4,341,922

		Coupon

Temporary Cash Investments (4.1%)[1]
Money Market Fund (4.0%)
4,5	Vanguard Market Liquidity Fund	0.640%		1,793,806	179,399

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.1%)
6,7	Federal Home Loan Bank Discount Notes	0.431%	10/3/16	5,000	5,000
6,7	Federal Home Loan Bank Discount Notes	0.339%	11/14/16	100	100
7,8	Freddie Mac Discount Notes	0.300%	11/8/16	500	500
7	United States Treasury Bill	0.281%	12/15/16	900	899
7	United States Treasury Bill	0.300%	12/22/16	600	600

					7,099

Total Temporary Cash Investments (Cost $186,494)					186,498

Total Investments (100.3%) (Cost $3,948,578)					4,528,420
Other Assets and Liabilities—Net (-0.3%)[5,7]					(12,973)

Net Assets (100%)					4,515,447

* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $19,743,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 98.4% and 1.9%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the aggregate value of these securities was $5,177,000, representing 0.1% of net assets.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $21,355,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.

19

Vanguard® Global Equity Fund
Schedule of Investments
September 30, 2016

7 Securities with a value of $5,899,000 and cash of $2,613,000 have been segregated as initial margin for open futures contracts.
8 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
NVDR—Non-Voting Depository Receipt.
REIT—Real Estate Investment Trust.

20

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© 2016 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA1290 112016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Horizon Funds and the Shareholders of Vanguard Global Equity Fund:

In our opinion, the accompanying statement of net assets – investments summary and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of the Vanguard Global Equity Fund (constituting a separate portfolio of Vanguard Horizon Funds, hereafter referred to as the "Fund") at September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedule of investments (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

November 15, 2016

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD HORIZON FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 17, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD HORIZON FUNDS
BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: November 17, 2016
VANGUARD HORIZON FUNDS
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: November 17, 2016

* By: /s/ Anne E. Robinson
Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number
33-32548, Incorporated by Reference.